FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255934-09

BMO 2023-C7 Disclaimer

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or BMO Capital Markets Corp., any other underwriter, or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-866-864-7760 (8 a.m. – 5 p.m. EST).

Nothing in this document constitutes an offer of securities for sale in any jurisdiction where the offer or sale is not permitted. The information contained herein is preliminary as of the date hereof, supersedes any such information previously delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are subject to change, completion, supplement or amendment from time to time.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  None of BMO Capital Markets Corp., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc., UBS Securities, LLC, Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any of their respective affiliates, make any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. The information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Mortgage Loan Sellers or which was otherwise reviewed by us.

This free writing prospectus contains certain forward-looking statements. If and when included in this free writing prospectus, the words “expects”, “intends”, “anticipates”, “estimates” and analogous expressions and all statements that are not historical facts, including statements about our beliefs or expectations, are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. Those risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering. The forward-looking statements made in this free writing prospectus are made as of the date stated on the cover. We have no obligation to update or revise any forward-looking statement.

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

The information herein is preliminary and may be supplemented or amended prior to the time of sale.

In addition, the Offered Certificates referred to in these materials and the asset pool backing them are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined, or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.

The underwriters described in these materials may from time to time perform investment banking services for, or solicit investment banking business from, any company named in these materials. The underwriters and/or their affiliates or respective employees may from time to time have a long or short position in any security or contract discussed in these materials.

The information contained herein supersedes any previous such information delivered to any prospective investor and will be superseded by information delivered to such prospective investor prior to the time of sale.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY-GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of any email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) any representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	% of Initial Pool Balance	% of Loan Balance	Mortgage Loan Originator	Mortgage Loan Seller	Related Group	Crossed Group	Address
								1	25
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	9.2%	100.0%	BMO, Barclays, BANA	BMO	Group A	NAP	5 Woodfield Mall
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	8.1%	100.0%	WFBNA, CREFI, DBRI, SGFC	CREFI	Group A	NAP	7000 and 7600 Arundel Mills Circle
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	5.4%		CREFI	CREFI	NAP	NAP	Various
3.01	Property		1	Three Bala Plaza	2.2%	41.3%					251 Saint Asaphs Road
3.02	Property		1	One Bala Plaza	2.1%	39.4%					231 Saint Asaphs Road
3.03	Property		1	Two Bala Plaza	1.0%	19.3%					333 East City Avenue
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	4.9%		KeyBank, Barclays, SGFC, BMO	KeyBank	NAP	NAP	Various
4.01	Property		1	Northwoods Marketplace	0.4%	8.3%					7612 and 7620 Rivers Avenue
4.02	Property		1	The Centrum	0.3%	6.6%					10200, 10400, 10404, 10408, 10412, 10416, 10420, 10500, 10610 Centrum Parkway
4.03	Property		1	Lawton Marketplace	0.3%	6.2%					1726, 1732, 1806, 1824, 1832, 1906, 1912, 1920, 1926, 2004, 2006, 1836, 1948, 2136 and 1754-1772 Northwest 82nd Street
4.04	Property		1	Carlisle Crossing	0.3%	6.1%					202, 214, 230-238, 248-266, 299 Westminster Drive
4.05	Property		1	Southway Shopping Center	0.3%	6.0%					8000-8230 South Gessner Road
4.06	Property		1	Parkway Centre South	0.3%	5.2%					1701-1751 Stringtown Road
4.07	Property		1	Houma Crossing	0.2%	5.0%					1779, 1781, 1783 and 1785 Martin Luther King Jr. Boulevard
4.08	Property		1	North Lake Square	0.2%	4.9%					1122, 1134, 1146, 1150, 1154, 1160 Dawsonville Highway
4.09	Property		1	Liberty Crossing	0.2%	4.8%					5601, 5701-5709 President George Bush Highway
4.10	Property		1	Owensboro Town Center	0.2%	4.6%					5099, 5101, 5115, 5135, 5241 Frederica Street
4.11	Property		1	Harbor Town Center	0.2%	3.7%					4125, 4140, 4144 Harbor Town Lane, 4411, 4421 Dewey Street and 4450 Calumet Avenue
4.12	Property		1	Lord Salisbury Center	0.2%	3.5%					2637, 2639, 2641, 2649, 2653, 2657 North Salisbury Boulevard
4.13	Property		1	Terrell Mill Village	0.2%	3.5%					1453 Terrell Mill Road Southeast
4.14	Property		1	The Ridge at Turtle Creek	0.2%	3.1%					6169, 6173, and 6175 US Highway 98
4.15	Property		1	Nordstrom Rack	0.1%	3.0%					1702 North Dale Mabry Highway
4.16	Property		1	Ventura Place	0.1%	2.8%					8810, 8850, 8900 Holly Avenue Northeast
4.17	Property		1	Quail Springs	0.1%	2.7%					2201 and 2135 West Memorial Road
4.18	Property		1	Wallace Commons	0.1%	2.6%					1311, 1317, 1321, 1325, 1333, 1345, 1349, 1371 and 1395 Klumac Road
4.19	Property		1	Waterford Park South	0.1%	2.5%					1020 and 1040 Veterans Parkway
4.20	Property		1	Evergreen Marketplace	0.1%	2.3%					9140, 9142, 9144 South Western Avenue
4.21	Property		1	Derby Marketplace	0.1%	2.1%					1712, 1800, 1812 North Rock Road
4.22	Property		1	Stoneridge Village	0.1%	2.1%					707, 731, 735, 739 Stoneridge Parkway
4.23	Property		1	FreshThyme & DSW	0.1%	1.5%					4302-4320 Coldwater Road
4.24	Property		1	Crossroads Annex	0.1%	1.4%					609 Settlers Trace Boulevard
4.25	Property		1	Tellico Village	0.1%	1.3%					101 Cheeyo Way
4.26	Property		1	Walmart Neighborhood Market	0.1%	1.2%					10635, 10645, 10655 Dorchester Road
4.27	Property		1	PetSmart & Old Navy	0.1%	1.1%					2389-2409 Taylor Park Drive
4.28	Property		1	Sutters Creek	0.1%	1.0%					750, 760, 794 Sutter's Creek Boulevard
4.29	Property		1	Mattress Firm & Panera Bread	0.0%	0.9%					38295-38305 Chestnut Ridge Road
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	4.9%	100.0%	SMC	SMC	NAP	NAP	2136 Honeywell Avenue
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	4.6%		BMO	BMO	NAP	NAP	Various
6.01	Property		1	1-4 Plant Street & 41 Wall Street	3.6%	77.6%					1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road	1.0%	22.4%					2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	4.5%	100.0%	BMO	BMO	NAP	NAP	24111 Civic Center Drive
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	4.5%		UBS AG	UBS AG	NAP	NAP	Various
8.01	Property		1	The Residence at Patriot Place	2.3%	52.3%					3626, 3700 & 3708 Buena Vista Road
8.02	Property		1	Magnolia Manor	1.1%	24.2%					132 14th Avenue Northeast
8.03	Property		1	The Retreat at Ragan Park	1.0%	23.5%					2730 & 2800 Masseyville Road
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	4.2%		GSBI	BMO	NAP	NAP	Various
9.01	Property		1	6940 Cornhusker Highway	1.3%	30.6%					6940 Cornhusker Highway
9.02	Property		1	221 Law Street	1.1%	26.6%					221 Law Street
9.03	Property		1	1956 Singleton Boulevard	1.0%	22.7%					1956 Singleton Boulevard
9.04	Property		1	351 21st Street	0.5%	11.5%					351 21st Street
9.05	Property		1	161 Lorne Avenue West	0.2%	4.0%					161 Lorne Avenue West
9.06	Property		1	18300 Market Street	0.1%	2.4%					18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue	0.1%	2.2%					3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	3.7%		CREFI	CREFI	NAP	NAP	Various
10.01	Property		1	Belding	3.1%	84.2%					7200 Industrial Drive
10.02	Property		1	Grand Rapids	0.6%	15.8%					3801 36th Street Southeast
11	Loan	20	1	Utica Park Place	3.7%	100.0%	GSC2	GCMC	NAP	NAP	45160 and 45520 Utica Park Boulevard
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	3.6%	100.0%	UBS AG, LMF, BANA	UBS AG	NAP	NAP	11 West 42nd Street
13	Loan	6, 7, 19, 30	2	OPI Portfolio	3.4%		UBS AG	UBS AG	NAP	NAP	Various
13.01	Property		1	1 Primerica Parkway	2.4%	71.4%					1 Primerica Parkway
13.02	Property		1	701 Clay Avenue	1.0%	28.6%					701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	3.2%	100.0%	3650 REIT 2	BMO	NAP	NAP	1180-1256 Galleria Boulevard
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	3.2%	100.0%	CREFI	CREFI	NAP	NAP	1800 East Golf Road
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	3.2%	100.0%	Regions	Regions	NAP	NAP	5022 West Main Street
17	Loan		1	Magnolia Cove Apartments	3.1%	100.0%	SMC	SMC	NAP	NAP	101, 103, 181, 185 and 197 Goodson Drive
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	2.7%	100.0%	MSBNA	BMO	NAP	NAP	60 Hudson Street
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	2.4%		BMO	BMO	NAP	NAP	Various
19.01	Property		1	Knoll Ridge Apartments I	1.4%	58.2%					11510 Kirkwood Drive
19.02	Property		1	Knoll Ridge Apartments II	0.5%	21.5%					11343 East New York Street
19.03	Property		1	Knoll Ridge Apartments III	0.5%	20.3%					11300 East Washington Street
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	2.3%	100.0%	CREFI	CREFI	NAP	NAP	645 North Michigan Avenue
21	Loan	19, 20	1	Chesterfield Marketplace	2.1%	100.0%	Regions	Regions	NAP	NAP	1201-1350 Carmia Way and 11110 and 11122 Midlothian Turnpike
22	Loan	19, 33	1	3 Palms Resort	2.0%	100.0%	CREFI	CREFI	NAP	NAP	7707 East McDowell Road

A-1

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	% of Initial Pool Balance	% of Loan Balance	Mortgage Loan Originator	Mortgage Loan Seller	Related Group	Crossed Group	Address
								1	25
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	2.0%	100.0%	Regions	Regions	NAP	NAP	145 and 165 Holt Garrison Parkway
24	Loan		1	SOS Storage Center	1.9%	100.0%	GSC	GCMC	NAP	NAP	19840 Pioneer Avenue
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	1.8%		BMO	BMO	NAP	NAP	Various
25.01	Property		1	Twin County Plaza	0.3%	15.1%					1065 East Stuart Drive
25.02	Property		1	Prestonsburg Village	0.3%	15.1%					308 Village Drive
25.03	Property		1	Village Center	0.2%	11.9%					1501-1541 East Tipton Street
25.04	Property		1	River Creek Village	0.2%	11.7%					13888-13950 Wilson Creek Road
25.05	Property		1	Jackson Park	0.2%	9.8%					1200 & 1300 Block East Tipton Street
25.06	Property		1	Wabash Crossing West	0.2%	8.7%					1495 North Cass Street
25.07	Property		1	Oak Station	0.1%	8.0%					4700 Highway 90
25.08	Property		1	College Square Plaza	0.1%	6.1%					410-732 South College Avenue
25.09	Property		1	Lowell Plaza	0.1%	5.0%					1918-1924 East Commercial Avenue
25.10	Property		1	Flint River Plaza	0.1%	4.9%					508 Spaulding Road
25.11	Property		1	Jackson Square	0.1%	3.8%					2415 College Avenue
26	Loan	19, 27	1	Holiday Inn Kansas City	1.3%	100.0%	SMC	SMC	Group B	NAP	4101 North Corrington Avenue
27	Loan	23	1	Terraces at Windy Hill	1.1%	100.0%	Regions	Regions	NAP	NAP	3000 Windy Hill Road Southeast
28	Loan	16, 19, 20	1	Empire Burbank	0.9%	100.0%	Regions	Regions	NAP	NAP	2507-2521 West Empire Avenue and 2012 North Frederic Street
29	Loan	19	1	Best Western Plus Wichita West Airport	0.8%	100.0%	SMC	SMC	Group B	NAP	3800 West Kellogg Drive
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	0.8%	100.0%	UBS AG	UBS AG	NAP	NAP	1700 South Washington Ave
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	0.6%	100.0%	Regions	Regions	NAP	NAP	806-862 Southwest Blue Parkway and 400-404 Southwest Nichols Street
32	Loan	2, 15, 22	1	11 West Prospect Avenue	0.2%	100.0%	GSC2	GCMC	NAP	NAP	11 West Prospect Avenue

A-2

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	City	County	State	Zip Code	General Property Type	Detailed Property Type	Year Built	Year Renovated	Number of Units	Unit of Measure	Loan Per Unit ($)
									2	2			3		7
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	Schaumburg	Cook	IL	60173	Retail	Super Regional Mall	1971, 1995	2015, 2016, 2018	1,064,590	SF	247.98
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Hanover	Anne Arundel	MD	21076	Retail	Super Regional Mall	2000, 2002, 2012	NAP	1,938,983	SF	185.66
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	Bala Cynwyd	Montgomery	PA	19004	Various	Various	Various	Various	1,136,771	SF	87.53
3.01	Property		1	Three Bala Plaza	Bala Cynwyd	Montgomery	PA	19004	Office	Suburban	1983	2020	390,899	SF
3.02	Property		1	One Bala Plaza	Bala Cynwyd	Montgomery	PA	19004	Office	Suburban	1968	2021	386,788	SF
3.03	Property		1	Two Bala Plaza	Bala Cynwyd	Montgomery	PA	19004	Mixed Use	Office/Retail	1969	2020	359,084	SF
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	Various	Various	Various	Various	Retail	Various	Various	Various	3,117,102	SF	83.41
4.01	Property		1	Northwoods Marketplace	North Charleston	Charleston	SC	29406	Retail	Anchored	1998	NAP	236,078	SF
4.02	Property		1	The Centrum	Pineville	Mecklenburg	NC	28134	Retail	Anchored	1997	2020	274,446	SF
4.03	Property		1	Lawton Marketplace	Lawton	Comanche	OK	73505	Retail	Anchored	2013	2023	196,715	SF
4.04	Property		1	Carlisle Crossing	Carlisle	Cumberland	PA	17013	Retail	Anchored	2005	NAP	152,487	SF
4.05	Property		1	Southway Shopping Center	Houston	Harris	TX	77036	Retail	Anchored	1976-2011	NAP	181,836	SF
4.06	Property		1	Parkway Centre South	Grove City	Franklin	OH	43123	Retail	Anchored	2004	NAP	131,887	SF
4.07	Property		1	Houma Crossing	Houma	Terrebonne	LA	70360	Retail	Anchored	2008	NAP	181,423	SF
4.08	Property		1	North Lake Square	Gainesville	Hall	GA	30501	Retail	Anchored	2015, 2016	NAP	140,116	SF
4.09	Property		1	Liberty Crossing	Rowlett	Dallas	TX	75089	Retail	Anchored	2007	NAP	105,769	SF
4.10	Property		1	Owensboro Town Center	Owensboro	Daviess	KY	42301	Retail	Anchored	1992, 1996, 1997, 1999	2010, 2015	164,941	SF
4.11	Property		1	Harbor Town Center	Manitowoc	Manitowoc	WI	54220	Retail	Anchored	2005	NAP	138,744	SF
4.12	Property		1	Lord Salisbury Center	Salisbury	Wicomico	MD	21801	Retail	Anchored	2005	NAP	113,821	SF
4.13	Property		1	Terrell Mill Village	Marietta	Cobb	GA	30067	Retail	Anchored	1974	2012	75,184	SF
4.14	Property		1	The Ridge at Turtle Creek	Hattiesburg	Lamar	MS	39402	Retail	Anchored	1992	NAP	98,705	SF
4.15	Property		1	Nordstrom Rack	Tampa	Hillsborough	FL	33607	Retail	Shadow Anchored	1994	NAP	45,457	SF
4.16	Property		1	Ventura Place	Albuquerque	Bernalillo	NM	87122	Retail	Anchored	2008	NAP	66,595	SF
4.17	Property		1	Quail Springs	Oklahoma City	Oklahoma	OK	73134	Retail	Anchored	1984	2004	100,404	SF
4.18	Property		1	Wallace Commons	Salisbury	Rowan	NC	28147	Retail	Anchored	2008	NAP	98,509	SF
4.19	Property		1	Waterford Park South	Clarksville	Clark	IN	47129	Retail	Anchored	2005, 2006	2008	91,906	SF
4.20	Property		1	Evergreen Marketplace	Evergreen Park	Cook	IL	60805	Retail	Anchored	2013	NAP	49,842	SF
4.21	Property		1	Derby Marketplace	Derby	Sedgwick	KS	67037	Retail	Anchored	2015	NAP	100,000	SF
4.22	Property		1	Stoneridge Village	Jefferson City	Cole	MO	65109	Retail	Anchored	2008	NAP	72,483	SF
4.23	Property		1	FreshThyme & DSW	Fort Wayne	Allen	IN	46805	Retail	Anchored	1985	2014	49,033	SF
4.24	Property		1	Crossroads Annex	Lafayette	Lafayette	LA	70508	Retail	Anchored	2012	NAP	40,578	SF
4.25	Property		1	Tellico Village	Loudon	Loudon	TN	37774	Retail	Anchored	2008	NAP	40,928	SF
4.26	Property		1	Walmart Neighborhood Market	Summerville	Dorchester	SC	29485	Retail	Anchored	2015	NAP	51,441	SF
4.27	Property		1	PetSmart & Old Navy	Reynoldsburg	Fairfield	OH	43068	Retail	Anchored	2012	NAP	28,970	SF
4.28	Property		1	Sutters Creek	Rocky Mount	Nash	NC	27804	Retail	Anchored	1996	NAP	80,004	SF
4.29	Property		1	Mattress Firm & Panera Bread	Elyria	Lorain	OH	44035	Retail	Shadow Anchored	2016	NAP	8,800	SF
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	Bronx	Bronx	NY	10460	Multifamily	Mid Rise	2023	NAP	101	Units	356,435.64
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	Various	Various	Various	Various	Industrial	Warehouse/Manufacturing	Various	Various	560,141	SF	60.70
6.01	Property		1	1-4 Plant Street & 41 Wall Street	Plattsburgh	Clinton	NY	12901	Industrial	Warehouse/Manufacturing	1978	2000	410,837	SF
6.02	Property		1	2222 & 2300 Highland Road	Twinsburg	Summit	OH	44087	Industrial	Warehouse/Manufacturing	1966	2023	149,304	SF
7	Loan	12, 16, 27	1	The Park at Trowbridge	Southfield	Oakland	MI	48033	Multifamily	Mid Rise	1988	2023	320	Units	103,125.00
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	Various	Various	Various	Various	Multifamily	Garden	Various	2023	523	Units	63,097.51
8.01	Property		1	The Residence at Patriot Place	Columbus	Muscogee	GA	31906	Multifamily	Garden	1972	2023	257	Units
8.02	Property		1	Magnolia Manor	Birmingham	Jefferson	AL	35215	Multifamily	Garden	1970, 1979, 1987	2023	122	Units
8.03	Property		1	The Retreat at Ragan Park	Macon	Bibb	GA	31217	Multifamily	Garden	1973	2023	144	Units
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	Various	Various	Various	Various	Industrial	Warehouse/Manufacturing	Various	Various	799,679	SF	39.20
9.01	Property		1	6940 Cornhusker Highway	Lincoln	Lancaster	NE	68507	Industrial	Warehouse/Manufacturing	1962	2016	188,604	SF
9.02	Property		1	221 Law Street	Thomasville	Thomas	GA	31792	Industrial	Warehouse/Manufacturing	1967	1982, 1995, 2011	235,000	SF
9.03	Property		1	1956 Singleton Boulevard	Dallas	Dallas	TX	75212	Industrial	Warehouse/Manufacturing	1957-1983	NAP	122,549	SF
9.04	Property		1	351 21st Street	Monroe	Green	WI	53566	Industrial	Warehouse/Manufacturing	1958-1995	NAP	87,241	SF
9.05	Property		1	161 Lorne Avenue West	Stratford	Perth	ON	N5A 6S4	Industrial	Warehouse/Manufacturing	1958-2008	NAP	118,585	SF
9.06	Property		1	18300 Market Street	Channelview	Harris	TX	77530	Industrial	Warehouse/Manufacturing	2001	NAP	7,500	SF
9.07	Property		1	3232 West Lancaster Avenue	Milwaukee	Milwaukee	WI	53209	Industrial	Warehouse/Manufacturing	1925-1933	NAP	40,200	SF
10	Loan	6, 16	2	Metra Portfolio	Various	Various	MI	Various	Industrial	Manufacturing	Various	Various	450,104	SF	60.47
10.01	Property		1	Belding	Belding	Ionia	MI	48809	Industrial	Manufacturing	1989, 2017, 2022	2018	380,325	SF
10.02	Property		1	Grand Rapids	Kentwood	Kent	MI	49512	Industrial	Manufacturing	1966	2020	69,779	SF
11	Loan	20	1	Utica Park Place	Utica	Macomb	MI	48315	Retail	Anchored	1992	NAP	494,855	SF	54.56
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	New York	New York	NY	10036	Office	CBD	1927	2018	960,568	SF	285.25
13	Loan	6, 7, 19, 30	2	OPI Portfolio	Various	Various	Various	Various	Office	Various	Various	Various	483,084	SF	112.40
13.01	Property		1	1 Primerica Parkway	Duluth	Gwinnett	GA	30099	Office	Suburban	2013	NAP	344,476	SF
13.02	Property		1	701 Clay Avenue	Waco	McLennan	TX	76706	Office	CBD	1997	2021	138,608	SF
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Roseville	Placer	CA	95678	Retail	Anchored	1999-2001	NAP	360,891	SF	198.19
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	Schaumburg	Cook	IL	60173	Hospitality	Full Service	1981	2018	468	Rooms	51,282.05
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	Kalamazoo	Kalamazoo	MI	49009	Retail	Anchored	1971-2013	NAP	275,854	SF	84.53
17	Loan		1	Magnolia Cove Apartments	Houston	Harris	TX	77060	Multifamily	Garden	1973	2018	376	Units	61,170.21
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	New York	New York	NY	10013	Other	Data Center	1930	2013	1,149,619	SF	243.56
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	Indianapolis	Marion	IN	46229	Multifamily	Garden	1970	2022	354	Units	120,056.50
19.01	Property		1	Knoll Ridge Apartments I	Indianapolis	Marion	IN	46229	Multifamily	Garden	1970	2022	200	Units
19.02	Property		1	Knoll Ridge Apartments II	Indianapolis	Marion	IN	46229	Multifamily	Garden	1970	2022	80	Units
19.03	Property		1	Knoll Ridge Apartments III	Indianapolis	Marion	IN	46229	Multifamily	Garden	1970	2022	74	Units
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	Chicago	Cook	IL	60611	Mixed Use	Medical Office/Retail	1962	2022	193,031	SF	284.93
21	Loan	19, 20	1	Chesterfield Marketplace	Richmond	Chesterfield	VA	23235	Retail	Anchored	1998	NAP	199,391	SF	78.56
22	Loan	19, 33	1	3 Palms Resort	Scottsdale	Maricopa	AZ	85257	Hospitality	Limited Service	1980	2017	130	Rooms	115,000.00

A-3

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	City	County	State	Zip Code	General Property Type	Detailed Property Type	Year Built	Year Renovated	Number of Units	Unit of Measure	Loan Per Unit ($)
									2	2			3		7
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Danville	Danville City / Pittsylvania County	VA	24540	Retail	Anchored	2007-2008	NAP	201,675	SF	71.76
24	Loan		1	SOS Storage Center	Torrance	Los Angeles	CA	90503	Self Storage	Self Storage	1992	2008	121,267	SF	115.45
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	Various	Various	Various	Various	Retail	Various	Various	Various	1,395,539	SF	37.98
25.01	Property		1	Twin County Plaza	Galax	Galax City	VA	24333	Retail	Anchored	1988	NAP	164,719	SF
25.02	Property		1	Prestonsburg Village	Prestonsburg	Floyd	KY	41653	Retail	Anchored	1985	NAP	178,585	SF
25.03	Property		1	Village Center	Seymour	Jackson	IN	47274	Retail	Anchored	1987	2000	144,280	SF
25.04	Property		1	River Creek Village	Aurora	Dearborn	IN	47001	Retail	Anchored	1988, 2003	NAP	132,491	SF
25.05	Property		1	Jackson Park	Seymour	Jackson	IN	47274	Retail	Anchored	1970	2010	124,940	SF
25.06	Property		1	Wabash Crossing West	Wabash	Wabash	IN	46992	Retail	Shadow Anchored	1988	1996	132,304	SF
25.07	Property		1	Oak Station	Marianna	Jackson	FL	32446	Retail	Unanchored	1989	NAP	153,588	SF
25.08	Property		1	College Square Plaza	Rensselaer	Jasper	IN	47978	Retail	Anchored	1977	2005	148,958	SF
25.09	Property		1	Lowell Plaza	Lowell	Lake	IN	46356	Retail	Anchored	1978	2013	61,504	SF
25.10	Property		1	Flint River Plaza	Montezuma	Macon	GA	31063	Retail	Anchored	1981	NAP	78,499	SF
25.11	Property		1	Jackson Square	Jackson	Clarke	AL	36545	Retail	Anchored	1974	NAP	75,671	SF
26	Loan	19, 27	1	Holiday Inn Kansas City	Kansas City	Clay	MO	64117	Hospitality	Full Service	2019	NAP	126	Rooms	75,396.83
27	Loan	23	1	Terraces at Windy Hill	Marietta	Cobb	GA	30067	Retail	Unanchored	1980	NAP	74,528	SF	114.05
28	Loan	16, 19, 20	1	Empire Burbank	Burbank	Los Angeles	CA	91504	Office	Suburban	1977	2022-2023	16,392	SF	390.43
29	Loan	19	1	Best Western Plus Wichita West Airport	Wichita	Sedgwick	KS	67213	Hospitality	Limited Service	1995	2016	121	Rooms	46,280.99
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	Chanute	Neosho	KS	66720	Industrial	Manufacturing	1961	2002	215,980	SF	25.81
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Lee's Summit	Jackson	MO	64063	Retail	Unanchored	1965	2022	55,859	SF	75.64
32	Loan	2, 15, 22	1	11 West Prospect Avenue	Mount Vernon	Westchester	NY	10550	Mixed Use	Office/Retail	1950	NAP	16,850	SF	100.84

A-4

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Original Balance ($)	Cut-off Date Balance ($)	Maturity/ARD Balance ($)	Interest Rate %	Administrative Fee Rate %	Net Mortgage Rate %	Monthly Debt Service (P&I) ($)	Monthly Debt Service (IO) ($)	Annual Debt Service (P&I) ($)	Annual Debt Service (IO) ($)	Amortization Type
					6, 7	6, 7	6, 7		8		9	9	9	9
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	68,000,000	68,000,000	68,000,000	6.335403409%	0.016250%	6.319153409%	NAP	363,992.39	NAP	4,367,908.68	Interest Only
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	60,000,000	60,000,000	60,000,000	7.70100%	0.017500%	7.68350%	NAP	390,397.92	NAP	4,684,775.04	Interest Only
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	40,000,000	40,000,000	40,000,000	8.71000%	0.016250%	8.69375%	NAP	294,365.74	NAP	3,532,388.88	Interest Only
3.01	Property		1	Three Bala Plaza	16,523,605	16,523,605	16,523,605
3.02	Property		1	One Bala Plaza	15,751,073	15,751,073	15,751,073
3.03	Property		1	Two Bala Plaza	7,725,322	7,725,322	7,725,322
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	36,000,000	36,000,000	36,000,000	6.44575%	0.016250%	6.42950%	NAP	196,058.23	NAP	2,352,698.76	Interest Only
4.01	Property		1	Northwoods Marketplace	2,976,923	2,976,923	2,976,923
4.02	Property		1	The Centrum	2,382,923	2,382,923	2,382,923
4.03	Property		1	Lawton Marketplace	2,240,308	2,240,308	2,240,308
4.04	Property		1	Carlisle Crossing	2,182,154	2,182,154	2,182,154
4.05	Property		1	Southway Shopping Center	2,168,308	2,168,308	2,168,308
4.06	Property		1	Parkway Centre South	1,876,154	1,876,154	1,876,154
4.07	Property		1	Houma Crossing	1,791,692	1,791,692	1,791,692
4.08	Property		1	North Lake Square	1,770,923	1,770,923	1,770,923
4.09	Property		1	Liberty Crossing	1,726,615	1,726,615	1,726,615
4.10	Property		1	Owensboro Town Center	1,640,769	1,640,769	1,640,769
4.11	Property		1	Harbor Town Center	1,329,231	1,329,231	1,329,231
4.12	Property		1	Lord Salisbury Center	1,265,538	1,265,538	1,265,538
4.13	Property		1	Terrell Mill Village	1,243,385	1,243,385	1,243,385
4.14	Property		1	The Ridge at Turtle Creek	1,120,154	1,120,154	1,120,154
4.15	Property		1	Nordstrom Rack	1,068,923	1,068,923	1,068,923
4.16	Property		1	Ventura Place	1,017,692	1,017,692	1,017,692
4.17	Property		1	Quail Springs	960,923	960,923	960,923
4.18	Property		1	Wallace Commons	924,923	924,923	924,923
4.19	Property		1	Waterford Park South	911,077	911,077	911,077
4.20	Property		1	Evergreen Marketplace	823,846	823,846	823,846
4.21	Property		1	Derby Marketplace	758,769	758,769	758,769
4.22	Property		1	Stoneridge Village	740,769	740,769	740,769
4.23	Property		1	FreshThyme & DSW	541,385	541,385	541,385
4.24	Property		1	Crossroads Annex	513,692	513,692	513,692
4.25	Property		1	Tellico Village	476,308	476,308	476,308
4.26	Property		1	Walmart Neighborhood Market	448,615	448,615	448,615
4.27	Property		1	PetSmart & Old Navy	411,231	411,231	411,231
4.28	Property		1	Sutters Creek	372,462	372,462	372,462
4.29	Property		1	Mattress Firm & Panera Bread	314,308	314,308	314,308
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	36,000,000	36,000,000	33,275,232	7.25000%	0.016250%	7.23375%	245,583.46	220,520.83	2,947,001.52	2,646,250.00	Interest Only, Amortizing Balloon
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	34,000,000	34,000,000	34,000,000	6.09000%	0.016250%	6.07375%	NAP	174,946.53	NAP	2,099,358.36	Interest Only
6.01	Property		1	1-4 Plant Street & 41 Wall Street	26,391,691	26,391,691	26,391,691
6.02	Property		1	2222 & 2300 Highland Road	7,608,309	7,608,309	7,608,309
7	Loan	12, 16, 27	1	The Park at Trowbridge	33,000,000	33,000,000	33,000,000	7.28000%	0.016250%	7.26375%	NAP	202,980.56	NAP	2,435,766.72	Interest Only
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	33,000,000	33,000,000	33,000,000	6.75100%	0.016250%	6.73475%	NAP	188,231.01	NAP	2,258,772.12	Interest Only
8.01	Property		1	The Residence at Patriot Place	17,250,000	17,250,000	17,250,000
8.02	Property		1	Magnolia Manor	8,000,000	8,000,000	8,000,000
8.03	Property		1	The Retreat at Ragan Park	7,750,000	7,750,000	7,750,000
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	31,350,000	31,350,000	31,350,000	6.32300%	0.016250%	6.30675%	NAP	167,482.66	NAP	2,009,791.92	Interest Only
9.01	Property		1	6940 Cornhusker Highway	9,597,270	9,597,270	9,597,270
9.02	Property		1	221 Law Street	8,330,361	8,330,361	8,330,361
9.03	Property		1	1956 Singleton Boulevard	7,115,517	7,115,517	7,115,517
9.04	Property		1	351 21st Street	3,615,608	3,615,608	3,615,608
9.05	Property		1	161 Lorne Avenue West	1,245,000	1,245,000	1,245,000
9.06	Property		1	18300 Market Street	752,047	752,047	752,047
9.07	Property		1	3232 West Lancaster Avenue	694,197	694,197	694,197
10	Loan	6, 16	2	Metra Portfolio	27,216,296	27,216,296	25,258,092	7.50000%	0.016250%	7.48375%	190,300.29	172,464.38	2,283,603.48	2,069,572.56	Interest Only, Amortizing Balloon
10.01	Property		1	Belding	22,922,737	22,922,737	21,273,454
10.02	Property		1	Grand Rapids	4,293,559	4,293,559	3,984,639
11	Loan	20	1	Utica Park Place	27,000,000	27,000,000	27,000,000	7.75000%	0.065000%	7.68500%	NAP	176,796.88	NAP	2,121,562.56	Interest Only
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	26,333,333	26,333,333	26,333,333	7.44000%	0.017500%	7.42250%	NAP	165,534.26	NAP	1,986,411.12	Interest Only
13	Loan	6, 7, 19, 30	2	OPI Portfolio	25,000,000	25,000,000	25,000,000	7.67100%	0.016250%	7.65475%	NAP	162,032.12	NAP	1,944,385.44	Interest Only
13.01	Property		1	1 Primerica Parkway	17,855,433	17,855,433	17,855,433
13.02	Property		1	701 Clay Avenue	7,144,567	7,144,567	7,144,567
14	Loan	1, 7, 12, 26	1	Creekside Town Center	24,000,000	24,000,000	24,000,000	7.28000%	0.016250%	7.26375%	NAP	147,622.22	NAP	1,771,466.64	Interest Only
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	24,000,000	24,000,000	24,000,000	8.55000%	0.016250%	8.53375%	NAP	173,375.00	NAP	2,080,500.00	Interest Only
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	23,318,000	23,318,000	21,103,490	6.07000%	0.095000%	5.97500%	140,854.33	119,588.41	1,690,251.96	1,435,060.92	Interest Only, Amortizing Balloon
17	Loan		1	Magnolia Cove Apartments	23,000,000	23,000,000	23,000,000	7.28000%	0.016250%	7.26375%	NAP	141,471.30	NAP	1,697,655.56	Interest Only
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	20,000,000	20,000,000	20,000,000	5.88500%	0.017500%	5.86750%	NAP	99,445.60	NAP	1,193,347.20	Interest Only
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	17,500,000	17,500,000	17,500,000	7.22000%	0.016250%	7.20375%	NAP	106,754.05	NAP	1,281,048.60	Interest Only
19.01	Property		1	Knoll Ridge Apartments I	10,191,176	10,191,176	10,191,176
19.02	Property		1	Knoll Ridge Apartments II	3,763,529	3,763,529	3,763,529
19.03	Property		1	Knoll Ridge Apartments III	3,545,294	3,545,294	3,545,294
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	17,000,000	17,000,000	15,066,807	7.62000%	0.016250%	7.60375%	120,266.47	NAP	1,443,197.64	NAP	Amortizing Balloon
21	Loan	19, 20	1	Chesterfield Marketplace	15,665,000	15,665,000	14,074,962	6.62300%	0.095000%	6.52800%	100,284.00	87,658.55	1,203,408.00	1,051,902.60	Interest Only, Amortizing Balloon
22	Loan	19, 33	1	3 Palms Resort	14,950,000	14,950,000	14,101,163	8.57000%	0.016250%	8.55375%	115,695.05	108,250.80	1,388,340.60	1,299,009.60	Interest Only, Amortizing Balloon

A-5

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Original Balance ($)	Cut-off Date Balance ($)	Maturity/ARD Balance ($)	Interest Rate %	Administrative Fee Rate %	Net Mortgage Rate %	Monthly Debt Service (P&I) ($)	Monthly Debt Service (IO) ($)	Annual Debt Service (P&I) ($)	Annual Debt Service (IO) ($)	Amortization Type
					6, 7	6, 7	6, 7		8		9	9	9	9
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	14,473,000	14,473,000	13,011,088	6.65000%	0.095000%	6.55500%	92,911.58	81,318.49	1,114,938.96	975,821.88	Interest Only, Amortizing Balloon
24	Loan		1	SOS Storage Center	14,000,000	14,000,000	14,000,000	7.58000%	0.016250%	7.56375%	NAP	89,661.57	NAP	1,075,938.84	Interest Only
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	13,000,000	13,000,000	13,000,000	6.81500%	0.016250%	6.79875%	NAP	74,854.57	NAP	898,254.84	Interest Only
25.01	Property		1	Twin County Plaza	1,962,264	1,962,264	1,962,264
25.02	Property		1	Prestonsburg Village	1,962,264	1,962,264	1,962,264
25.03	Property		1	Village Center	1,545,283	1,545,283	1,545,283
25.04	Property		1	River Creek Village	1,520,755	1,520,755	1,520,755
25.05	Property		1	Jackson Park	1,271,792	1,271,792	1,271,792
25.06	Property		1	Wabash Crossing West	1,128,302	1,128,302	1,128,302
25.07	Property		1	Oak Station	1,040,000	1,040,000	1,040,000
25.08	Property		1	College Square Plaza	797,170	797,170	797,170
25.09	Property		1	Lowell Plaza	643,868	643,868	643,868
25.10	Property		1	Flint River Plaza	637,736	637,736	637,736
25.11	Property		1	Jackson Square	490,566	490,566	490,566
26	Loan	19, 27	1	Holiday Inn Kansas City	9,500,000	9,500,000	8,577,922	8.40000%	0.016250%	8.38375%	72,374.58	NAP	868,494.96	NAP	Amortizing Balloon
27	Loan	23	1	Terraces at Windy Hill	8,500,000	8,500,000	8,500,000	7.00000%	0.095000%	6.90500%	NAP	50,271.99	NAP	603,263.88	Interest Only
28	Loan	16, 19, 20	1	Empire Burbank	6,400,000	6,400,000	6,400,000	6.59000%	0.095000%	6.49500%	NAP	35,634.81	NAP	427,617.72	Interest Only
29	Loan	19	1	Best Western Plus Wichita West Airport	5,600,000	5,600,000	5,056,459	8.40000%	0.016250%	8.38375%	42,662.91	NAP	511,954.92	NAP	Amortizing Balloon
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	5,575,000	5,575,000	5,575,000	5.73150%	0.016250%	5.71525%	NAP	26,997.42	NAP	323,969.04	Interest Only
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	4,225,000	4,225,000	3,786,567	5.58000%	0.095000%	5.48500%	24,201.58	19,919.11	290,418.96	239,029.32	Interest Only, Amortizing Balloon
32	Loan	2, 15, 22	1	11 West Prospect Avenue	1,700,000	1,699,137	1,566,832	9.35000%	0.016250%	9.33375%	14,108.85	NAP	169,306.20	NAP	Amortizing Balloon

A-6

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	ARD Loan (Yes / No)	Interest Accrual Method	Original Interest-Only Period (Mos.)	Remaining Interest-Only Period (Mos.)	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Origination Date	Seasoning (Mos.)	Payment Due Date	First Payment Date

1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	No	Actual/360	120	120	120	120	0	0	11/22/2023	0	1	1/1/2024
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	No	Actual/360	120	119	120	119	0	0	10/5/2023	1	1	12/1/2023
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	No	Actual/360	60	59	60	59	0	0	11/2/2023	1	6	12/6/2023
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	No	Actual/360	120	117	120	117	0	0	8/30/2023	3	6	10/6/2023
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	No	Actual/360	36	36	120	120	360	360	11/17/2023	0	6	1/6/2024
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	No	Actual/360	120	120	120	120	0	0	11/17/2023	0	6	1/6/2024
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	No	Actual/360	120	119	120	119	0	0	11/6/2023	1	6	12/6/2023
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	No	Actual/360	60	60	60	60	0	0	11/17/2023	0	6	1/6/2024
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	No	Actual/360	120	120	120	120	0	0	11/17/2023	0	6	1/6/2024
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	No	Actual/360	36	35	120	119	360	360	10/24/2023	1	6	12/6/2023
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	No	Actual/360	120	119	120	119	0	0	10/20/2023	1	6	12/6/2023
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	No	Actual/360	60	55	60	55	0	0	6/30/2023	5	6	8/6/2023
13	Loan	6, 7, 19, 30	2	OPI Portfolio	No	Actual/360	60	58	60	58	0	0	9/13/2023	2	6	11/6/2023
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	No	Actual/360	120	118	120	118	0	0	9/28/2023	2	5	11/5/2023
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	No	Actual/360	120	119	120	119	0	0	10/10/2023	1	6	12/6/2023
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	No	Actual/360	36	29	120	113	360	360	5/5/2023	7	6	6/6/2023
17	Loan		1	Magnolia Cove Apartments	No	Actual/360	120	119	120	119	0	0	10/30/2023	1	6	12/6/2023
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	No	Actual/360	120	118	120	118	0	0	9/6/2023	2	1	11/1/2023
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	No	Actual/360	120	117	120	117	0	0	8/31/2023	3	6	10/6/2023
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	No	Actual/360	0	0	120	120	360	360	11/7/2023	0	6	1/6/2024
21	Loan	19, 20	1	Chesterfield Marketplace	No	Actual/360	24	17	120	113	360	360	4/21/2023	7	6	6/6/2023
22	Loan	19, 33	1	3 Palms Resort	No	Actual/360	36	35	120	119	360	360	10/16/2023	1	6	12/6/2023

A-7

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	ARD Loan (Yes / No)	Interest Accrual Method	Original Interest-Only Period (Mos.)	Remaining Interest-Only Period (Mos.)	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Origination Date	Seasoning (Mos.)	Payment Due Date	First Payment Date

23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	No	Actual/360	24	19	120	115	360	360	6/13/2023	5	6	8/6/2023
24	Loan		1	SOS Storage Center	No	Actual/360	120	117	120	117	0	0	8/16/2023	3	6	10/6/2023
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	No	Actual/360	120	118	120	118	0	0	9/8/2023	2	6	11/6/2023
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	No	Actual/360	0	0	120	120	360	360	11/17/2023	0	6	1/6/2024
27	Loan	23	1	Terraces at Windy Hill	No	Actual/360	120	119	120	119	0	0	11/3/2023	1	6	12/6/2023
28	Loan	16, 19, 20	1	Empire Burbank	No	Actual/360	120	114	120	114	0	0	5/17/2023	6	6	7/6/2023
29	Loan	19	1	Best Western Plus Wichita West Airport	No	Actual/360	0	0	120	120	360	360	11/17/2023	0	6	1/6/2024
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	No	Actual/360	60	51	60	51	0	0	3/9/2023	9	6	4/6/2023
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	No	Actual/360	36	19	120	103	360	360	7/1/2022	17	6	8/6/2022
32	Loan	2, 15, 22	1	11 West Prospect Avenue	No	Actual/360	0	0	120	119	360	359	10/19/2023	1	6	12/6/2023

A-8

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	First P&I Payment Date	Maturity Date or Anticipated Repayment Date	Final Maturity Date	Grace Period - Late Fee (Days)	Grace Period - Default (Days)	Prepayment Provision	Most Recent EGI ($)	Most Recent Expenses ($)	Most Recent NOI ($)	Most Recent NOI Date	Most Recent Description	Second Most Recent EGI ($)
								10		12			31	16
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	NAP	12/1/2033	12/1/2033	0	0	L(24),D(90),O(6)	72,418,187	35,940,556	36,477,631	10/31/2023	T-12	74,865,600
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	NAP	11/1/2033	11/1/2033	0	0	L(25),D(89),O(6)	69,724,516	18,198,782	51,525,734	8/31/2023	T-12	69,984,212
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	NAP	11/6/2028	11/6/2028	0	0	L(3),YM1(50),O(7)	33,125,041	17,632,016	15,493,025	8/31/2023	T-12	31,871,739
3.01	Property		1	Three Bala Plaza							12,337,122	6,061,040	6,276,082	8/31/2023	T-12	11,953,557
3.02	Property		1	One Bala Plaza							12,019,217	6,134,449	5,884,769	8/31/2023	T-12	11,720,682
3.03	Property		1	Two Bala Plaza							8,768,702	5,436,528	3,332,174	8/31/2023	T-12	8,197,499
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	NAP	9/6/2033	9/6/2033	0	0	L(12),YM1(15),DorYM1(86),O(7)	49,194,589	15,499,390	33,695,199	6/30/2023	T-12	41,116,072
4.01	Property		1	Northwoods Marketplace							4,192,094	1,380,406	2,811,688	6/30/2023	T-12	4,097,059
4.02	Property		1	The Centrum							3,248,221	1,076,733	2,171,488	6/30/2023	T-12	2,622,843
4.03	Property		1	Lawton Marketplace							2,515,072	800,467	1,714,605	6/30/2023	T-12	2,144,275
4.04	Property		1	Carlisle Crossing							2,505,419	939,288	1,566,131	6/30/2023	T-12	2,155,562
4.05	Property		1	Southway Shopping Center							3,547,707	1,317,725	2,229,982	6/30/2023	T-12	3,293,702
4.06	Property		1	Parkway Centre South							2,806,871	856,532	1,950,339	6/30/2023	T-12	1,792,299
4.07	Property		1	Houma Crossing							2,018,284	686,750	1,331,534	6/30/2023	T-12	1,800,069
4.08	Property		1	North Lake Square							2,260,370	559,947	1,700,423	6/30/2023	T-12	1,899,050
4.09	Property		1	Liberty Crossing							2,227,472	624,483	1,602,989	6/30/2023	T-12	2,246,251
4.10	Property		1	Owensboro Town Center							2,549,115	675,191	1,873,924	6/30/2023	T-12	2,242,819
4.11	Property		1	Harbor Town Center							1,800,133	587,126	1,213,007	6/30/2023	T-12	1,196,416
4.12	Property		1	Lord Salisbury Center							1,910,916	561,662	1,349,254	6/30/2023	T-12	1,617,981
4.13	Property		1	Terrell Mill Village							1,586,810	384,727	1,202,083	6/30/2023	T-12	1,059,965
4.14	Property		1	The Ridge at Turtle Creek							1,493,633	398,146	1,095,487	6/30/2023	T-12	997,546
4.15	Property		1	Nordstrom Rack							1,239,916	304,014	935,902	6/30/2023	T-12	1,111,540
4.16	Property		1	Ventura Place							1,227,663	262,855	964,808	6/30/2023	T-12	768,203
4.17	Property		1	Quail Springs							1,193,826	328,520	865,306	6/30/2023	T-12	1,206,432
4.18	Property		1	Wallace Commons							1,269,173	302,274	966,899	6/30/2023	T-12	905,993
4.19	Property		1	Waterford Park South							1,419,487	584,135	835,352	6/30/2023	T-12	939,677
4.20	Property		1	Evergreen Marketplace							1,540,751	820,691	720,060	6/30/2023	T-12	1,284,015
4.21	Property		1	Derby Marketplace							1,290,004	535,476	754,528	6/30/2023	T-12	1,110,429
4.22	Property		1	Stoneridge Village							1,112,104	287,107	824,997	6/30/2023	T-12	809,934
4.23	Property		1	FreshThyme & DSW							820,259	209,104	611,155	6/30/2023	T-12	727,046
4.24	Property		1	Crossroads Annex							527,939	229,193	298,746	6/30/2023	T-12	645,992
4.25	Property		1	Tellico Village							593,751	137,575	456,176	6/30/2023	T-12	532,907
4.26	Property		1	Walmart Neighborhood Market							684,680	226,771	457,909	6/30/2023	T-12	444,306
4.27	Property		1	PetSmart & Old Navy							670,889	216,831	454,058	6/30/2023	T-12	580,443
4.28	Property		1	Sutters Creek							524,029	122,128	401,901	6/30/2023	T-12	487,408
4.29	Property		1	Mattress Firm & Panera Bread							418,001	83,533	334,468	6/30/2023	T-12	395,909
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	1/6/2027	12/6/2033	12/6/2033	0	0	L(24),D(92),O(4)	NAV	NAV	NAV	NAV	NAV	NAV
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAP	12/6/2033	12/6/2033	10	0	L(24),DorYM1(89),O(7)	NAV	NAV	NAV	NAV	NAV	NAV
6.01	Property		1	1-4 Plant Street & 41 Wall Street							NAV	NAV	NAV	NAV	NAV	NAV
6.02	Property		1	2222 & 2300 Highland Road							NAV	NAV	NAV	NAV	NAV	NAV
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	11/6/2033	11/6/2033	0	0	L(25),D(90),O(5)	NAV	NAV	NAV	NAV	NAV	NAV
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	NAP	12/6/2028	12/6/2028	0	0	L(12),YM1(41),O(7)	4,652,914	1,889,439	2,763,475	Various	T-12	4,181,289
8.01	Property		1	The Residence at Patriot Place							2,349,270	1,003,089	1,346,181	9/30/2023	T-12	2,017,573
8.02	Property		1	Magnolia Manor							1,043,264	385,855	657,410	8/31/2023	T-12	854,427
8.03	Property		1	The Retreat at Ragan Park							1,260,380	500,496	759,884	9/30/2023	T-12	1,309,288
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAP	12/6/2033	12/6/2033	0	0	L(23), YM1(1), DorYM1(91), O(5)	NAV	NAV	NAV	NAV	NAV	NAV
9.01	Property		1	6940 Cornhusker Highway							NAV	NAV	NAV	NAV	NAV	NAV
9.02	Property		1	221 Law Street							NAV	NAV	NAV	NAV	NAV	NAV
9.03	Property		1	1956 Singleton Boulevard							NAV	NAV	NAV	NAV	NAV	NAV
9.04	Property		1	351 21st Street							NAV	NAV	NAV	NAV	NAV	NAV
9.05	Property		1	161 Lorne Avenue West							NAV	NAV	NAV	NAV	NAV	NAV
9.06	Property		1	18300 Market Street							NAV	NAV	NAV	NAV	NAV	NAV
9.07	Property		1	3232 West Lancaster Avenue							NAV	NAV	NAV	NAV	NAV	NAV
10	Loan	6, 16	2	Metra Portfolio	12/6/2026	11/6/2033	11/6/2033	0	0	L(25),D(88),O(7)	NAV	NAV	NAV	NAV	NAV	NAV
10.01	Property		1	Belding							NAV	NAV	NAV	NAV	NAV	NAV
10.02	Property		1	Grand Rapids							NAV	NAV	NAV	NAV	NAV	NAV
11	Loan	20	1	Utica Park Place	NAP	11/6/2033	11/6/2033	0	0	L(25),D(91),O(4)	4,513,488	1,779,539	2,733,949	8/31/2023	T-12	4,267,341
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	NAP	7/6/2028	7/6/2028	0	0	L(23),YM1(6),DorYM1(24),O(7)	62,683,274	35,986,252	26,697,022	3/31/2023	T-12	61,168,739
13	Loan	6, 7, 19, 30	2	OPI Portfolio	NAP	10/6/2028	10/6/2028	0	0	L(12),YM1(41),O(7)	8,679,945	1,418,696	7,261,249	7/31/2023	T-12	8,612,280
13.01	Property		1	1 Primerica Parkway							5,386,829	286,119	5,100,710	7/31/2023	T-12	5,348,016
13.02	Property		1	701 Clay Avenue							3,293,116	1,132,577	2,160,539	7/31/2023	T-12	3,264,264
14	Loan	1, 7, 12, 26	1	Creekside Town Center	NAP	10/5/2033	10/5/2033	0	0	L(26),D(89),O(5)	10,110,076	2,515,237	7,594,839	7/31/2023	T-12	9,604,742
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	11/6/2033	11/6/2033	0	0	L(25),D(88),O(7)	16,819,649	13,239,346	3,580,303	7/31/2023	T-12	16,006,927
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	6/6/2026	5/6/2033	5/6/2033	0	0	L(31),D(85),O(4)	4,061,113	1,448,279	2,612,835	2/28/2023	T-12	4,045,287
17	Loan		1	Magnolia Cove Apartments	NAP	11/6/2033	11/6/2033	0	0	L(24),YM1(90),O(6)	3,606,381	1,258,529	2,347,852	10/31/2023	T-12	3,528,285
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	NAP	10/1/2033	10/1/2033	5	0	L(26),D(89),O(5)	124,308,174	50,782,190	73,525,984	6/30/2023	T-12	112,940,517
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	NAP	9/6/2033	9/6/2033	0	0	L(27),D(89),O(4)	5,181,305	942,005	4,239,300	7/31/2023	T-12	4,338,430
19.01	Property		1	Knoll Ridge Apartments I							2,947,136	491,942	2,455,195	7/31/2023	T-12	2,423,442
19.02	Property		1	Knoll Ridge Apartments II							1,146,786	245,876	900,911	7/31/2023	T-12	976,919
19.03	Property		1	Knoll Ridge Apartments III							1,087,383	204,188	883,195	7/31/2023	T-12	938,069
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	1/6/2024	12/6/2033	12/6/2033	0	0	L(24),D(89),O(7)	12,457,610	4,775,542	7,682,068	7/31/2023	T-12	12,595,041
21	Loan	19, 20	1	Chesterfield Marketplace	6/6/2025	5/6/2033	5/6/2033	0	0	L(31),D(85),O(4)	2,266,511	476,057	1,790,454	6/30/2023	T-12	2,011,499
22	Loan	19, 33	1	3 Palms Resort	12/6/2026	11/6/2033	11/6/2033	0	0	L(25),D(92),O(3)	4,589,783	2,240,731	2,349,052	8/31/2023	T-12	4,353,267

A-9

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	First P&I Payment Date	Maturity Date or Anticipated Repayment Date	Final Maturity Date	Grace Period - Late Fee (Days)	Grace Period - Default (Days)	Prepayment Provision	Most Recent EGI ($)	Most Recent Expenses ($)	Most Recent NOI ($)	Most Recent NOI Date	Most Recent Description	Second Most Recent EGI ($)
								10		12			31	16
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	8/6/2025	7/6/2033	7/6/2033	0	0	L(29),D(87),O(4)	1,906,467	602,954	1,303,513	3/31/2023	T-12	1,709,647
24	Loan		1	SOS Storage Center	NAP	9/6/2033	9/6/2033	0	0	L(27),D(89),O(4)	1,681,512	436,458	1,245,054	8/31/2023	T-12	1,608,573
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	NAP	10/6/2033	10/6/2033	0	0	L(26),D(88),O(6)	8,843,722	2,982,512	5,861,211	5/31/2023	T-12	9,105,860
25.01	Property		1	Twin County Plaza							902,597	244,871	657,726	5/31/2023	T-12	907,721
25.02	Property		1	Prestonsburg Village							1,124,165	286,856	837,309	5/31/2023	T-12	1,193,864
25.03	Property		1	Village Center							1,195,627	429,469	766,158	5/31/2023	T-12	1,135,588
25.04	Property		1	River Creek Village							1,016,220	393,423	622,798	5/31/2023	T-12	1,034,616
25.05	Property		1	Jackson Park							1,020,295	376,550	643,746	5/31/2023	T-12	1,026,427
25.06	Property		1	Wabash Crossing West							756,223	254,380	501,844	5/31/2023	T-12	783,284
25.07	Property		1	Oak Station							742,082	270,573	471,508	5/31/2023	T-12	732,083
25.08	Property		1	College Square Plaza							788,273	266,546	521,727	5/31/2023	T-12	951,264
25.09	Property		1	Lowell Plaza							465,539	239,651	225,888	5/31/2023	T-12	481,355
25.10	Property		1	Flint River Plaza							406,703	109,413	297,291	5/31/2023	T-12	416,742
25.11	Property		1	Jackson Square							425,998	110,781	315,218	5/31/2023	T-12	442,916
26	Loan	19, 27	1	Holiday Inn Kansas City	1/6/2024	12/6/2033	12/6/2033	0	0	L(24),D(91),O(5)	2,999,219	1,390,267	1,608,952	10/31/2023	T-12	2,694,148
27	Loan	23	1	Terraces at Windy Hill	NAP	11/6/2033	11/6/2033	0	0	L(25),D(88),O(7)	1,697,662	517,431	1,180,231	7/31/2023	T-12	1,748,656
28	Loan	16, 19, 20	1	Empire Burbank	NAP	6/6/2033	6/6/2033	0	0	L(30),YM1(86),O(4)	NAV	NAV	NAV	NAV	NAV	NAV
29	Loan	19	1	Best Western Plus Wichita West Airport	1/6/2024	12/6/2033	12/6/2033	0	0	L(24),D(91),O(5)	2,081,612	1,125,804	955,808	10/31/2023	T-12	1,984,052
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	3/6/2028	3/6/2028	0	0	L(33),D(23),O(4)	NAV	NAV	NAV	NAV	NAV	NAV
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	8/6/2025	7/6/2032	7/6/2032	0	0	L(41),D(75),O(4)	591,684	261,317	330,367	9/30/2023	T-12	681,724
32	Loan	2, 15, 22	1	11 West Prospect Avenue	12/6/2023	11/6/2033	11/6/2033	0	0	L(25),D(91),O(4)	376,572	131,079	245,493	8/31/2023	T-12	352,245

A-10

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Second Most Recent Expenses ($)	Second Most Recent NOI ($)	Second Most Recent NOI Date	Second Most Recent Description	Third Most Recent EGI ($)	Third Most Recent Expenses ($)	Third Most Recent NOI ($)	Third Most Recent NOI Date	Third Most Recent Description	Underwritten Economic Occupancy (%)	Underwritten EGI ($)	Underwritten Expenses ($)
							16					16
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	38,359,447	36,506,153	12/31/2022	T-12	73,703,131	36,473,501	37,229,630	12/31/2021	T-12	95.5%	74,931,706	32,816,238
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	17,233,956	52,750,256	12/31/2022	T-12	69,401,934	17,383,847	52,018,087	12/31/2021	T-12	98.1%	74,354,670	16,415,944
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	17,331,324	14,540,415	12/31/2022	T-12	31,052,511	16,030,922	15,021,589	12/31/2021	T-12	89.8%	33,476,790	17,313,636
3.01	Property		1	Three Bala Plaza	5,906,146	6,047,411	12/31/2022	T-12	12,136,638	5,389,004	6,747,633	12/31/2021	T-12	89.2%	12,824,095	5,860,062
3.02	Property		1	One Bala Plaza	5,940,161	5,780,521	12/31/2022	T-12	11,114,797	5,473,864	5,640,933	12/31/2021	T-12	90.1%	11,580,475	5,951,865
3.03	Property		1	Two Bala Plaza	5,485,016	2,712,483	12/31/2022	T-12	7,801,076	5,168,053	2,633,023	12/31/2021	T-12	90.2%	9,072,220	5,501,709
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	14,064,144	27,051,928	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	95.0%	53,888,610	17,916,793
4.01	Property		1	Northwoods Marketplace	1,292,213	2,804,846	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	96.5%	4,330,372	1,458,301
4.02	Property		1	The Centrum	1,031,511	1,591,333	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	75.8%	3,182,719	1,167,626
4.03	Property		1	Lawton Marketplace	679,993	1,464,282	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	98.3%	3,279,829	953,800
4.04	Property		1	Carlisle Crossing	835,548	1,320,014	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	94.9%	3,194,157	1,048,116
4.05	Property		1	Southway Shopping Center	1,585,182	1,708,520	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	3,826,353	1,358,719
4.06	Property		1	Parkway Centre South	548,724	1,243,575	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	2,969,784	846,025
4.07	Property		1	Houma Crossing	735,874	1,064,195	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	76.1%	2,599,247	1,077,547
4.08	Property		1	North Lake Square	466,423	1,432,627	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	97.7%	2,276,936	561,041
4.09	Property		1	Liberty Crossing	844,019	1,402,233	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	91.5%	2,282,096	704,857
4.10	Property		1	Owensboro Town Center	626,525	1,616,294	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	87.4%	2,579,470	845,371
4.11	Property		1	Harbor Town Center	378,917	817,500	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	90.8%	1,688,547	593,756
4.12	Property		1	Lord Salisbury Center	592,226	1,025,756	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	98.0%	2,226,543	767,839
4.13	Property		1	Terrell Mill Village	279,940	780,026	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	1,869,023	556,622
4.14	Property		1	The Ridge at Turtle Creek	276,209	721,336	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	1,734,560	536,550
4.15	Property		1	Nordstrom Rack	282,289	829,251	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	98.6%	1,311,742	404,466
4.16	Property		1	Ventura Place	286,698	481,505	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	94.7%	1,446,565	413,856
4.17	Property		1	Quail Springs	312,239	894,193	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	1,290,310	416,400
4.18	Property		1	Wallace Commons	237,028	668,965	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	96.9%	1,232,068	337,160
4.19	Property		1	Waterford Park South	405,571	534,105	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	91.4%	1,559,545	545,452
4.20	Property		1	Evergreen Marketplace	639,494	644,521	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.9%	1,541,714	769,153
4.21	Property		1	Derby Marketplace	456,063	654,366	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	1,271,174	509,265
4.22	Property		1	Stoneridge Village	203,598	606,335	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	1,467,788	430,585
4.23	Property		1	FreshThyme & DSW	192,105	534,941	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	832,259	255,476
4.24	Property		1	Crossroads Annex	179,545	466,447	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	879,244	339,124
4.25	Property		1	Tellico Village	122,661	410,245	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	615,342	138,650
4.26	Property		1	Walmart Neighborhood Market	135,435	308,872	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	747,174	287,221
4.27	Property		1	PetSmart & Old Navy	188,775	391,668	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	640,400	228,872
4.28	Property		1	Sutters Creek	129,648	357,760	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	559,611	201,316
4.29	Property		1	Mattress Firm & Panera Bread	119,691	276,218	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	99.8%	454,040	163,628
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	97.0%	4,072,437	508,021
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	100.0%	3,732,246	0
6.01	Property		1	1-4 Plant Street & 41 Wall Street	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	100.0%	2,714,693	0
6.02	Property		1	2222 & 2300 Highland Road	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	100.0%	1,017,552	0
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	82.8%	5,099,464	1,746,408
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	1,798,171	2,383,117	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	83.2%	5,020,470	2,067,851
8.01	Property		1	The Residence at Patriot Place	869,925	1,147,648	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	89.6%	2,508,044	1,181,164
8.02	Property		1	Magnolia Manor	433,971	420,456	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	74.5%	1,167,490	393,077
8.03	Property		1	The Retreat at Ragan Park	494,274	815,014	12/31/2022	T-12	NAV	NAV	NAV	NAV	NAV	79.9%	1,344,936	493,610
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	5,344,806	1,068,961
9.01	Property		1	6940 Cornhusker Highway	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	1,473,760	294,752
9.02	Property		1	221 Law Street	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	1,327,786	265,557
9.03	Property		1	1956 Singleton Boulevard	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	1,082,828	216,566
9.04	Property		1	351 21st Street	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	576,828	115,366
9.05	Property		1	161 Lorne Avenue West	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	660,002	132,000
9.06	Property		1	18300 Market Street	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	108,194	21,639
9.07	Property		1	3232 West Lancaster Avenue	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	115,407	23,081
10	Loan	6, 16	2	Metra Portfolio	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	3,702,918	555,438
10.01	Property		1	Belding	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	3,127,677	469,152
10.02	Property		1	Grand Rapids	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	575,240	86,286
11	Loan	20	1	Utica Park Place	1,774,953	2,492,389	12/31/2022	T-12	4,238,109	1,612,533	2,625,577	12/31/2021	T-12	95.0%	4,929,165	1,749,184
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	34,495,528	26,673,211	12/31/2022	T-12	60,959,925	34,523,645	26,436,280	12/31/2021	T-12	95.0%	70,904,067	39,203,449
13	Loan	6, 7, 19, 30	2	OPI Portfolio	1,364,269	7,248,011	12/31/2022	T-12	7,893,499	1,216,548	6,676,951	12/31/2021	T-12	99.0%	8,946,010	1,449,578
13.01	Property		1	1 Primerica Parkway	295,057	5,052,958	12/31/2022	T-12	5,255,373	293,225	4,962,148	12/31/2021	T-12	99.0%	5,648,558	307,289
13.02	Property		1	701 Clay Avenue	1,069,212	2,195,052	12/31/2022	T-12	2,638,126	923,323	1,714,803	12/31/2021	T-12	99.0%	3,297,452	1,142,289
14	Loan	1, 7, 12, 26	1	Creekside Town Center	2,390,218	7,214,524	12/31/2022	T-12	9,186,860	2,304,172	6,882,688	12/31/2021	T-12	95.3%	10,656,860	2,629,901
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	12,508,415	3,498,512	12/31/2022	T-12	9,483,668	9,152,983	330,685	12/31/2021	T-12	70.0%	16,819,649	13,051,339
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	1,487,055	2,558,232	12/31/2022	T-12	3,654,510	1,382,258	2,272,253	12/31/2021	T-12	95.0%	4,546,866	1,607,964
17	Loan		1	Magnolia Cove Apartments	1,322,274	2,206,011	12/31/2022	T-12	3,223,455	1,297,432	1,926,023	12/31/2021	T-12	92.8%	3,606,381	1,337,482
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	47,378,697	65,561,820	12/31/2022	T-12	118,744,930	41,284,530	77,460,400	12/31/2021	T-12	65.2%	120,518,204	52,684,531
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	1,045,568	3,292,862	12/31/2022	T-12	3,313,980	1,039,367	2,274,612	7/31/2021	T-12	97.4%	5,499,442	1,154,794
19.01	Property		1	Knoll Ridge Apartments I	551,522	1,871,920	12/31/2022	T-12	1,857,698	539,329	1,318,368	7/31/2021	T-12	97.5%	3,167,083	638,185
19.02	Property		1	Knoll Ridge Apartments II	252,921	723,998	12/31/2022	T-12	761,117	244,526	516,591	7/31/2021	T-12	99.0%	1,213,851	278,737
19.03	Property		1	Knoll Ridge Apartments III	241,125	696,944	12/31/2022	T-12	695,165	255,512	439,653	7/31/2021	T-12	95.3%	1,118,508	237,872
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	4,888,824	7,706,217	12/31/2022	T-12	11,611,265	5,360,789	6,250,476	12/31/2021	T-12	90.0%	13,060,666	5,228,303
21	Loan	19, 20	1	Chesterfield Marketplace	541,685	1,469,813	12/31/2022	T-12	1,868,769	548,553	1,320,216	12/31/2021	T-12	95.0%	2,362,023	555,190
22	Loan	19, 33	1	3 Palms Resort	2,307,565	2,045,702	12/31/2022	T-12	3,528,635	2,042,582	1,486,053	12/31/2021	T-12	93.8%	4,636,071	2,484,897

A-11

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Second Most Recent Expenses ($)	Second Most Recent NOI ($)	Second Most Recent NOI Date	Second Most Recent Description	Third Most Recent EGI ($)	Third Most Recent Expenses ($)	Third Most Recent NOI ($)	Third Most Recent NOI Date	Third Most Recent Description	Underwritten Economic Occupancy (%)	Underwritten EGI ($)	Underwritten Expenses ($)
							16					16
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	639,777	1,069,870	12/31/2022	T-12	1,112,324	496,410	615,914	12/31/2021	T-12	82.6%	2,629,164	654,868
24	Loan		1	SOS Storage Center	520,689	1,087,883	12/31/2022	T-12	1,554,139	502,095	1,052,044	12/31/2021	T-12	90.4%	1,907,937	469,748
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	2,966,238	6,139,622	12/31/2022	T-12	9,058,967	2,987,456	6,071,511	12/31/2021	T-12	90.3%	8,945,814	2,880,629
25.01	Property		1	Twin County Plaza	267,627	640,094	12/31/2022	T-12	1,024,677	309,967	714,711	12/31/2021	T-12	92.7%	970,039	263,469
25.02	Property		1	Prestonsburg Village	289,868	903,996	12/31/2022	T-12	1,201,949	288,769	913,180	12/31/2021	T-12	92.1%	1,100,199	298,787
25.03	Property		1	Village Center	368,227	767,362	12/31/2022	T-12	1,047,873	388,861	659,012	12/31/2021	T-12	95.0%	1,159,029	403,947
25.04	Property		1	River Creek Village	438,227	596,389	12/31/2022	T-12	929,112	386,065	543,047	12/31/2021	T-12	93.3%	1,081,918	360,929
25.05	Property		1	Jackson Park	287,631	738,796	12/31/2022	T-12	1,014,693	294,537	720,156	12/31/2021	T-12	92.7%	1,119,421	377,655
25.06	Property		1	Wabash Crossing West	271,264	512,020	12/31/2022	T-12	705,151	248,351	456,799	12/31/2021	T-12	86.2%	737,225	241,463
25.07	Property		1	Oak Station	261,816	470,266	12/31/2022	T-12	776,566	287,849	488,717	12/31/2021	T-12	88.7%	711,574	213,505
25.08	Property		1	College Square Plaza	294,157	657,107	12/31/2022	T-12	1,018,363	318,276	700,087	12/31/2021	T-12	75.7%	645,216	263,886
25.09	Property		1	Lowell Plaza	255,421	225,934	12/31/2022	T-12	544,157	245,180	298,978	12/31/2021	T-12	85.4%	527,564	230,477
25.10	Property		1	Flint River Plaza	116,320	300,422	12/31/2022	T-12	353,554	96,166	257,388	12/31/2021	T-12	91.7%	412,839	115,080
25.11	Property		1	Jackson Square	115,680	327,236	12/31/2022	T-12	442,871	123,436	319,436	12/31/2021	T-12	95.0%	480,790	111,432
26	Loan	19, 27	1	Holiday Inn Kansas City	1,534,219	1,159,929	12/31/2022	T-12	1,907,152	1,403,937	503,215	12/31/2021	T-12	54.3%	2,999,219	1,539,486
27	Loan	23	1	Terraces at Windy Hill	481,020	1,267,637	12/31/2022	T-12	1,694,705	505,301	1,189,404	12/31/2021	T-12	95.0%	2,154,327	551,349
28	Loan	16, 19, 20	1	Empire Burbank	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	832,126	135,858
29	Loan	19	1	Best Western Plus Wichita West Airport	1,222,808	761,244	12/31/2022	T-12	1,775,432	1,094,494	680,938	12/31/2021	T-12	58.1%	2,081,612	1,162,126
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	95.0%	1,088,869	415,090
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	253,006	428,718	12/31/2022	T-12	615,588	214,995	400,593	12/31/2021	T-12	91.0%	738,775	262,257
32	Loan	2, 15, 22	1	11 West Prospect Avenue	131,044	221,201	12/31/2022	T-12	329,695	123,276	206,419	12/31/2021	T-12	95.0%	357,751	130,515

A-12

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Underwritten Net Operating Income ($)	Underwritten Replacement / FF&E Reserve ($)	Underwritten TI / LC ($)	Underwritten Net Cash Flow ($)	Underwritten NOI DSCR (x)	Underwritten NCF DSCR (x)	Underwritten NOI Debt Yield (%)	Underwritten NCF Debt Yield (%)	Appraised Value ($)	Appraised Value Type
					31		15		7, 14	7, 14	7	7	5
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	42,115,468	195,077	864,590	41,055,801	2.48	2.42	16.0%	15.6%	694,000,000	As Is
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	57,938,726	278,330	2,102,842	55,557,554	2.06	1.98	16.1%	15.4%	870,600,000	As Is
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	16,163,153	282,171	1,136,329	14,744,653	1.84	1.68	16.2%	14.8%	210,100,000	As Is
3.01	Property		1	Three Bala Plaza	6,964,032	97,030	458,813	6,408,189					85,500,000	As Is
3.02	Property		1	One Bala Plaza	5,628,610	96,009	401,457	5,131,144					81,300,000	As Is
3.03	Property		1	Two Bala Plaza	3,570,511	89,133	276,058	3,205,320					43,300,000	As Is
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	35,971,817	521,495	2,040,576	33,409,746	2.12	1.97	13.8%	12.8%	508,200,000	As Portfolio
4.01	Property		1	Northwoods Marketplace	2,872,071	35,412	165,255	2,671,405					41,200,000	As Is
4.02	Property		1	The Centrum	2,015,093	41,167	192,112	1,781,814					36,800,000	As Is
4.03	Property		1	Lawton Marketplace	2,326,030	28,159	131,408	2,166,463					31,000,000	As Is
4.04	Property		1	Carlisle Crossing	2,146,041	22,873	106,741	2,016,428					30,200,000	As Is
4.05	Property		1	Southway Shopping Center	2,467,634	26,310	122,779	2,318,545					30,000,000	As Is
4.06	Property		1	Parkway Centre South	2,123,758	19,783	92,321	2,011,654					25,000,000	As Is
4.07	Property		1	Houma Crossing	1,521,699	29,028	126,996	1,365,676					24,800,000	As Is
4.08	Property		1	North Lake Square	1,715,895	21,017	98,081	1,596,796					24,500,000	As Is
4.09	Property		1	Liberty Crossing	1,577,238	26,442	74,038	1,476,758					23,900,000	As Is
4.10	Property		1	Owensboro Town Center	1,734,099	47,833	115,459	1,570,807					22,700,000	As Is
4.11	Property		1	Harbor Town Center	1,094,791	11,251	49,225	1,034,315					18,400,000	As Is
4.12	Property		1	Lord Salisbury Center	1,458,704	17,073	79,675	1,361,956					15,600,000	As Is
4.13	Property		1	Terrell Mill Village	1,312,401	11,189	52,213	1,248,999					17,200,000	As Is
4.14	Property		1	The Ridge at Turtle Creek	1,198,010	19,741	69,094	1,109,175					15,500,000	As Is
4.15	Property		1	Nordstrom Rack	907,276	6,819	31,820	868,637					14,800,000	As Is
4.16	Property		1	Ventura Place	1,032,709	12,653	46,617	973,440					14,090,000	As Is
4.17	Property		1	Quail Springs	873,909	15,061	70,283	788,566					13,300,000	As Is
4.18	Property		1	Wallace Commons	894,908	8,991	17,010	868,907					12,800,000	As Is
4.19	Property		1	Waterford Park South	1,014,092	31,248	64,334	918,510					12,600,000	As Is
4.20	Property		1	Evergreen Marketplace	772,561	8,473	34,889	729,198					11,400,000	As Is
4.21	Property		1	Derby Marketplace	761,910	15,000	70,000	676,910					10,500,000	As Is
4.22	Property		1	Stoneridge Village	1,037,204	10,872	50,738	975,593					9,300,000	As Is
4.23	Property		1	FreshThyme & DSW	576,783	7,355	34,323	535,105					7,500,000	As Is
4.24	Property		1	Crossroads Annex	540,120	6,087	28,405	505,629					7,100,000	As Is
4.25	Property		1	Tellico Village	476,692	13,097	28,650	434,945					6,600,000	As Is
4.26	Property		1	Walmart Neighborhood Market	459,953	1,215	5,670	453,068					6,200,000	As Is
4.27	Property		1	PetSmart & Old Navy	411,528	4,346	20,279	386,904					5,700,000	As Is
4.28	Property		1	Sutters Creek	358,295	20,801	56,003	281,491					5,150,000	As Is
4.29	Property		1	Mattress Firm & Panera Bread	290,412	2,200	6,160	282,052					4,350,000	As Is
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	3,564,417	25,250	0	3,539,167	1.21	1.20	9.9%	9.8%	60,900,000	As Is
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	3,732,246	0	0	3,732,246	1.78	1.78	11.0%	11.0%	57,200,000	As Is
6.01	Property		1	1-4 Plant Street & 41 Wall Street	2,714,693	0	0	2,714,693					43,500,000	As Is
6.02	Property		1	2222 & 2300 Highland Road	1,017,552	0	0	1,017,552					13,700,000	As Is
7	Loan	12, 16, 27	1	The Park at Trowbridge	3,353,056	80,000	0	3,273,056	1.38	1.34	11.6%	11.4%	73,000,000	As Is
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	2,952,619	130,750	0	2,821,869	1.31	1.25	8.9%	8.6%	52,000,000	As Is
8.01	Property		1	The Residence at Patriot Place	1,326,880	64,250	0	1,262,630					25,600,000	As Is
8.02	Property		1	Magnolia Manor	774,414	30,500	0	743,914					11,600,000	As Is
8.03	Property		1	The Retreat at Ragan Park	851,325	36,000	0	815,325					14,800,000	As Is
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	4,275,844	119,952	239,904	3,915,989	2.13	1.95	13.6%	12.5%	58,265,000	As Is
9.01	Property		1	6940 Cornhusker Highway	1,179,008	28,291	56,581	1,094,136					16,590,000	As Is
9.02	Property		1	221 Law Street	1,062,229	35,250	70,500	956,479					14,400,000	As Is
9.03	Property		1	1956 Singleton Boulevard	866,262	18,382	36,765	811,115					12,300,000	As Is
9.04	Property		1	351 21st Street	461,462	13,086	26,172	422,204					6,250,000	As Is
9.05	Property		1	161 Lorne Avenue West	528,001	17,788	35,576	474,638					6,225,000	As Is
9.06	Property		1	18300 Market Street	86,556	1,125	2,250	83,181					1,300,000	As Is
9.07	Property		1	3232 West Lancaster Avenue	92,326	6,030	12,060	74,236					1,200,000	As Is
10	Loan	6, 16	2	Metra Portfolio	3,147,480	67,516	114,595	2,965,370	1.38	1.30	11.6%	10.9%	45,830,000	As Is
10.01	Property		1	Belding	2,658,526	57,049	96,802	2,504,675					38,600,000	As Is
10.02	Property		1	Grand Rapids	488,954	10,467	17,793	460,695					7,230,000	As Is
11	Loan	20	1	Utica Park Place	3,179,980	59,383	225,000	2,895,598	1.50	1.36	11.8%	10.7%	45,600,000	As Is
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	31,700,618	192,114	2,881,704	28,626,800	1.53	1.39	11.6%	10.4%	555,000,000	As Is
13	Loan	6, 7, 19, 30	2	OPI Portfolio	7,496,432	120,771	0	7,375,661	1.78	1.75	13.8%	13.6%	112,100,000	As Is
13.01	Property		1	1 Primerica Parkway	5,341,269	86,119	0	5,255,150					77,100,000	As Is
13.02	Property		1	701 Clay Avenue	2,155,163	34,652	0	2,120,511					35,000,000	As Is
14	Loan	1, 7, 12, 26	1	Creekside Town Center	8,026,958	54,134	20,668	7,952,156	1.52	1.51	11.2%	11.1%	125,600,000	As Is
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	3,768,310	672,786	0	3,095,524	1.81	1.49	15.7%	12.9%	45,100,000	Prospective Market Value Upon Completion
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	2,938,902	41,378	109,927	2,787,597	1.74	1.65	12.6%	12.0%	33,600,000	As Is
17	Loan		1	Magnolia Cove Apartments	2,268,899	94,000	0	2,174,899	1.34	1.28	9.9%	9.5%	36,300,000	As Is
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	67,833,673	229,924	2,110,256	65,493,494	4.06	3.92	24.2%	23.4%	1,596,000,000	As Is
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	4,344,648	70,800	0	4,273,848	1.40	1.37	10.2%	10.1%	62,400,000	As Is
19.01	Property		1	Knoll Ridge Apartments I	2,528,898	40,000	0	2,488,898					35,800,000	As Is
19.02	Property		1	Knoll Ridge Apartments II	935,113	16,000	0	919,113					13,600,000	As Is
19.03	Property		1	Knoll Ridge Apartments III	880,636	14,800	0	865,836					13,000,000	As Is
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	7,832,363	48,258	455,419	7,328,686	1.68	1.57	14.2%	13.3%	95,000,000	As Is
21	Loan	19, 20	1	Chesterfield Marketplace	1,806,832	29,909	79,696	1,697,228	1.50	1.41	11.5%	10.8%	24,100,000	As Is
22	Loan	19, 33	1	3 Palms Resort	2,151,174	185,443	0	1,965,731	1.55	1.42	14.4%	13.1%	23,000,000	As Is

A-13

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Underwritten Net Operating Income ($)	Underwritten Replacement / FF&E Reserve ($)	Underwritten TI / LC ($)	Underwritten Net Cash Flow ($)	Underwritten NOI DSCR (x)	Underwritten NCF DSCR (x)	Underwritten NOI Debt Yield (%)	Underwritten NCF Debt Yield (%)	Appraised Value ($)	Appraised Value Type
					31		15		7, 14	7, 14	7	7	5
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	1,974,296	30,251	80,838	1,863,208	1.77	1.67	13.6%	12.9%	23,900,000	As Is
24	Loan		1	SOS Storage Center	1,438,188	10,983	0	1,427,205	1.34	1.33	10.3%	10.2%	23,500,000	As Is
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	6,065,185	239,215	0	5,825,970	1.66	1.59	11.4%	11.0%	79,100,000	As Portfolio
25.01	Property		1	Twin County Plaza	706,570	13,178	0	693,393					10,100,000	As Is
25.02	Property		1	Prestonsburg Village	801,412	26,788	0	774,624					9,200,000	As Is
25.03	Property		1	Village Center	755,082	31,742	0	723,341					9,450,000	As Is
25.04	Property		1	River Creek Village	720,989	18,549	0	702,440					7,825,000	As Is
25.05	Property		1	Jackson Park	741,765	38,731	0	703,034					8,800,000	As Is
25.06	Property		1	Wabash Crossing West	495,762	26,461	0	469,301					7,050,000	As Is
25.07	Property		1	Oak Station	498,069	24,574	0	473,495					5,600,000	As Is
25.08	Property		1	College Square Plaza	381,331	29,792	0	351,539					7,600,000	As Is
25.09	Property		1	Lowell Plaza	297,087	11,686	0	285,401					4,550,000	As Is
25.10	Property		1	Flint River Plaza	297,759	8,635	0	289,124					3,700,000	As Is
25.11	Property		1	Jackson Square	369,359	9,081	0	360,278					4,250,000	As Is
26	Loan	19, 27	1	Holiday Inn Kansas City	1,459,733	119,969	0	1,339,764	1.68	1.54	15.4%	14.1%	14,300,000	As Is
27	Loan	23	1	Terraces at Windy Hill	1,602,978	14,160	74,528	1,514,290	2.66	2.51	18.9%	17.8%	20,150,000	As Is
28	Loan	16, 19, 20	1	Empire Burbank	696,268	7,049	31,145	658,075	1.63	1.54	10.9%	10.3%	11,500,000	As Is
29	Loan	19	1	Best Western Plus Wichita West Airport	919,486	104,081	0	815,405	1.80	1.59	16.4%	14.6%	8,600,000	As Is
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	673,779	32,397	23,816	617,566	2.08	1.91	12.1%	11.1%	9,550,000	As Is
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	476,518	18,434	36,867	421,217	1.64	1.45	11.3%	10.0%	6,950,000	As Is
32	Loan	2, 15, 22	1	11 West Prospect Avenue	227,236	3,370	11,850	212,016	1.34	1.25	13.4%	12.5%	2,800,000	As Is

A-14

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Appraisal Date	Cut-off Date LTV Ratio (%)	LTV Ratio at Maturity / ARD (%)	Leased Occupancy (%)	Occupancy Date	Single Tenant (Y/N)	Largest Tenant	Largest Tenant SF	Largest Tenant % of NRA	Largest Tenant Lease Expiration Date
						5, 7	5, 7	3,4			4, 21, 22, 23, 28
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	10/27/2023	38.0%	38.0%	96.1%	11/14/2023	No	Nordstrom	200,000	18.8%	3/2/2025
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	9/1/2023	41.4%	41.4%	98.3%	6/15/2023	No	Live Casino Hotel Maryland	547,331	28.2%	7/13/2115
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	7/27/2023	47.4%	47.4%	89.4%	8/30/2023
3.01	Property		1	Three Bala Plaza	7/27/2023			87.1%	8/30/2023	No	Tokio Marine North America, Inc.	90,687	23.2%	1/31/2035
3.02	Property		1	One Bala Plaza	7/27/2023			88.9%	8/30/2023	No	Tokio Marine North America, Inc.	205,243	53.1%	1/31/2035
3.03	Property		1	Two Bala Plaza	7/27/2023			92.6%	8/30/2023	No	Saks Fifth Avenue LLC	100,500	28.0%	8/31/2027
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	7/31/2023	51.2%	51.2%	95.3%	9/1/2023
4.01	Property		1	Northwoods Marketplace	7/10/2023			97.8%	9/1/2023	No	Best Buy	43,278	18.3%	11/25/2028
4.02	Property		1	The Centrum	7/12/2023			79.9%	9/1/2023	No	Super G Mart	108,714	39.6%	5/31/2042
4.03	Property		1	Lawton Marketplace	7/20/2023			98.9%	9/1/2023	No	Academy Sports	62,168	31.6%	1/31/2033
4.04	Property		1	Carlisle Crossing	7/19/2023			95.3%	9/1/2023	No	Michaels	21,647	14.2%	5/31/2026
4.05	Property		1	Southway Shopping Center	7/7/2023			100.0%	9/1/2023	No	Marshalls	34,327	18.9%	4/30/2026
4.06	Property		1	Parkway Centre South	7/17/2023			100.0%	9/1/2023	No	TJ Maxx	28,000	21.2%	11/30/2026
4.07	Property		1	Houma Crossing	7/16/2023			83.4%	9/1/2023	No	Hobby Lobby	56,676	31.2%	8/31/2031
4.08	Property		1	North Lake Square	7/9/2023			99.0%	9/1/2023	No	Hobby Lobby	55,000	39.3%	10/31/2030
4.09	Property		1	Liberty Crossing	7/24/2023			93.2%	9/1/2023	No	Ross Dress For Less	27,657	26.1%	1/31/2026
4.10	Property		1	Owensboro Town Center	7/23/2023			90.5%	9/1/2023	No	Best Buy	32,425	19.7%	3/31/2026
4.11	Property		1	Harbor Town Center	7/20/2023			93.0%	9/1/2023	No	Kohls Corporation	68,423	49.3%	1/31/2029
4.12	Property		1	Lord Salisbury Center	7/18/2023			98.8%	9/1/2023	No	Ross Dress For Less	30,187	26.5%	1/31/2026
4.13	Property		1	Terrell Mill Village	7/9/2023			100.0%	9/1/2023	No	L.A. Fitness	45,000	59.9%	7/31/2030
4.14	Property		1	The Ridge at Turtle Creek	7/10/2023			100.0%	9/1/2023	No	Academy Sports	75,760	76.8%	1/31/2035
4.15	Property		1	Nordstrom Rack	7/24/2023			97.7%	9/1/2023	No	Nordstrom Rack	33,901	74.6%	10/31/2030
4.16	Property		1	Ventura Place	7/25/2023			96.0%	9/1/2023	No	VCA Animal Hospitals, Inc.	28,000	42.0%	1/31/2032
4.17	Property		1	Quail Springs	7/18/2023			100.0%	9/1/2023	No	Hobby Lobby	55,126	54.9%	9/30/2028
4.18	Property		1	Wallace Commons	7/12/2023			98.5%	9/1/2023	No	Kohls Corporation	68,639	69.7%	1/31/2029
4.19	Property		1	Waterford Park South	7/23/2023			93.4%	9/1/2023	No	Ross Dress For Less	27,623	30.1%	1/31/2025
4.20	Property		1	Evergreen Marketplace	7/23/2023			100.0%	9/1/2023	No	Ross Dress For Less	25,046	50.3%	1/31/2029
4.21	Property		1	Derby Marketplace	7/19/2023			100.0%	9/1/2023	No	Hobby Lobby	55,000	55.0%	9/30/2030
4.22	Property		1	Stoneridge Village	7/19/2023			100.0%	9/1/2023	No	Academy Sports + Outdoors	45,000	62.1%	2/28/2039
4.23	Property		1	FreshThyme & DSW	7/21/2023			100.0%	9/1/2023	No	Fresh Thyme Farmers Market	26,081	53.2%	10/31/2024
4.24	Property		1	Crossroads Annex	7/16/2023			100.0%	9/1/2023	No	DSW	18,000	44.4%	1/31/2029
4.25	Property		1	Tellico Village	7/9/2023			100.0%	9/1/2023	No	Food Lion, LLC	34,928	85.3%	12/16/2028
4.26	Property		1	Walmart Neighborhood Market	7/9/2023			100.0%	9/1/2023	No	Wal-Mart	42,141	81.9%	8/4/2035
4.27	Property		1	PetSmart & Old Navy	7/17/2023			100.0%	9/1/2023	No	Old Navy	15,112	52.2%	10/31/2027
4.28	Property		1	Sutters Creek	7/12/2023			100.0%	9/1/2023	No	Hobby Lobby	55,710	69.6%	8/31/2031
4.29	Property		1	Mattress Firm & Panera Bread	7/19/2023			100.0%	9/1/2023	No	Mattress Firm	4,500	51.1%	1/31/2027
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	8/1/2023	59.1%	54.6%	93.1%	11/14/2023	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	9/13/2023	59.4%	59.4%	100.0%	11/17/2023
6.01	Property		1	1-4 Plant Street & 41 Wall Street	9/13/2023			100.0%	11/17/2023	Yes	MRP Solutions	410,837	100.0%	6/1/2047
6.02	Property		1	2222 & 2300 Highland Road	9/13/2023			100.0%	11/17/2023	Yes	MRP Solutions	149,304	100.0%	6/1/2047
7	Loan	12, 16, 27	1	The Park at Trowbridge	10/23/2023	45.2%	45.2%	82.8%	10/1/2023	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	Various	63.5%	63.5%	83.4%	Various
8.01	Property		1	The Residence at Patriot Place	9/18/2023			89.9%	10/1/2023	NAP	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor	8/17/2023			73.0%	10/27/2023	NAP	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park	9/12/2023			80.6%	10/1/2023	NAP	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	Various	53.8%	53.8%	100.0%	11/1/2023
9.01	Property		1	6940 Cornhusker Highway	8/7/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	188,604	100.0%	7/31/2048
9.02	Property		1	221 Law Street	8/8/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	235,000	100.0%	7/31/2048
9.03	Property		1	1956 Singleton Boulevard	8/8/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	122,549	100.0%	7/31/2048
9.04	Property		1	351 21st Street	8/9/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	87,241	100.0%	7/31/2048
9.05	Property		1	161 Lorne Avenue West	8/4/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	118,585	100.0%	7/31/2048
9.06	Property		1	18300 Market Street	8/4/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	7,500	100.0%	7/31/2048
9.07	Property		1	3232 West Lancaster Avenue	8/9/2023			100.0%	11/1/2023	Yes	Cleaver Brooks	40,200	100.0%	7/31/2048
10	Loan	6, 16	2	Metra Portfolio	8/2/2023	59.4%	55.1%	100.0%	10/24/2023
10.01	Property		1	Belding	8/2/2023			100.0%	10/24/2023	Yes	Extruded Aluminum Corporation	380,325	100.0%	9/30/2048
10.02	Property		1	Grand Rapids	8/2/2023			100.0%	10/24/2023	Yes	Extruded Aluminum Corporation	69,779	100.0%	9/30/2048
11	Loan	20	1	Utica Park Place	8/31/2023	59.2%	59.2%	97.4%	11/1/2023	No	Sam's Club	164,016	33.1%	10/31/2028
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	4/19/2023	49.4%	49.4%	98.6%	5/1/2023	No	Michael Kors (USA), Inc	254,485	26.5%	3/31/2026
13	Loan	6, 7, 19, 30	2	OPI Portfolio	Various	48.4%	48.4%	100.0%	9/13/2023
13.01	Property		1	1 Primerica Parkway	7/11/2023			100.0%	9/13/2023	Yes	Primerica Life Insurance Company	344,476	100.0%	12/31/2035
13.02	Property		1	701 Clay Avenue	7/12/2023			100.0%	9/13/2023	Yes	GSA - Veterans Benefits Administration	138,608	100.0%	12/29/2035
14	Loan	1, 7, 12, 26	1	Creekside Town Center	8/25/2023	56.9%	56.9%	95.6%	8/30/2023	No	Best Buy	46,005	12.7%	1/31/2026
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	7/31/2024	53.2%	53.2%	70.0%	7/31/2023	NAP	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	2/21/2023	69.4%	62.8%	98.6%	8/16/2023	No	Hobby Lobby	56,455	20.5%	10/31/2028
17	Loan		1	Magnolia Cove Apartments	10/4/2023	63.4%	63.4%	97.9%	10/31/2023	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	5/8/2023	17.5%	17.5%	62.2%	6/5/2023	No	Verizon	184,420	16.0%	5/31/2033
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	8/1/2023	68.1%	68.1%	98.3%	7/15/2023
19.01	Property		1	Knoll Ridge Apartments I	8/1/2023			98.5%	7/15/2023	NAP	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II	8/1/2023			100.0%	7/15/2023	NAP	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III	8/1/2023			95.9%	7/15/2023	NAP	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	8/23/2023	57.9%	51.3%	86.8%	8/1/2023	No	Northwestern University	107,217	55.5%	3/31/2031
21	Loan	19, 20	1	Chesterfield Marketplace	1/10/2023	65.0%	58.4%	98.0%	7/20/2023	No	K1 Speed Racing	40,000	20.1%	12/31/2031
22	Loan	19, 33	1	3 Palms Resort	9/22/2023	65.0%	61.3%	93.5%	8/31/2023	NAP	NAP	NAP	NAP	NAP

A-15

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Appraisal Date	Cut-off Date LTV Ratio (%)	LTV Ratio at Maturity / ARD (%)	Leased Occupancy (%)	Occupancy Date	Single Tenant (Y/N)	Largest Tenant	Largest Tenant SF	Largest Tenant % of NRA	Largest Tenant Lease Expiration Date
						5, 7	5, 7	3,4			4, 21, 22, 23, 28
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	5/10/2023	60.6%	54.4%	86.8%	10/1/2023	No	Marshalls	25,274	12.5%	8/31/2028
24	Loan		1	SOS Storage Center	7/19/2023	59.6%	59.6%	93.8%	7/13/2023	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	7/31/2023	67.0%	67.0%	89.2%	8/31/2023
25.01	Property		1	Twin County Plaza	7/9/2023			94.1%	8/31/2023	No	Hobby Lobby	52,830	32.1%	9/30/2030
25.02	Property		1	Prestonsburg Village	7/6/2023			91.9%	8/31/2023	No	Walmart	77,090	43.2%	9/6/2025
25.03	Property		1	Village Center	7/5/2023			97.4%	8/31/2023	No	Jay C Plus	40,065	27.8%	9/30/2032
25.04	Property		1	River Creek Village	7/12/2023			93.0%	8/31/2023	No	Big Lots	35,730	27.0%	6/30/2028
25.05	Property		1	Jackson Park	7/5/2023			91.1%	8/31/2023	No	JC Penney	46,352	37.1%	3/31/2028
25.06	Property		1	Wabash Crossing West	7/5/2023			85.9%	8/31/2023	No	Tractor Supply Co	31,124	23.5%	10/31/2025
25.07	Property		1	Oak Station	7/1/2023			86.9%	8/31/2023	No	Beall's Outlet Stores	30,000	19.5%	4/30/2028
25.08	Property		1	College Square Plaza	7/5/2023			74.0%	8/31/2023	No	Kem's Hardware	30,986	20.8%	8/31/2026
25.09	Property		1	Lowell Plaza	7/5/2023			84.2%	8/31/2023	No	True Value Hardware	20,250	32.9%	9/30/2024
25.10	Property		1	Flint River Plaza	7/7/2023			87.6%	8/31/2023	No	Piggly Wiggly	22,197	28.3%	10/31/2028
25.11	Property		1	Jackson Square	7/11/2023			92.0%	8/31/2023	No	Pic-N-Sav	27,860	36.8%	12/31/2026
26	Loan	19, 27	1	Holiday Inn Kansas City	8/1/2023	66.4%	60.0%	54.3%	10/31/2023	NAP	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	8/8/2023	42.2%	42.2%	96.2%	9/26/2023	No	BPC Plasma	12,989	17.4%	1/31/2029
28	Loan	16, 19, 20	1	Empire Burbank	3/7/2023	55.7%	55.7%	100.0%	9/28/2023	No	Thinkwell Group	12,694	77.4%	7/31/2028
29	Loan	19	1	Best Western Plus Wichita West Airport	8/8/2023	65.1%	58.8%	58.1%	10/31/2023	NAP	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	2/17/2023	58.4%	58.4%	100.0%	3/9/2023	Yes	Optimus Industries LLC	215,980	100.0%	12/31/2042
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	9/25/2023	60.8%	54.5%	88.9%	10/10/2023	No	Knapp Physical Therapy LLC/Zen Zone	7,160	12.8%	11/30/2025
32	Loan	2, 15, 22	1	11 West Prospect Avenue	9/22/2023	60.7%	56.0%	100.0%	8/31/2023	No	Roosevelt Professionals LLC	10,200	60.5%	12/31/2036

A-16

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Second Largest Tenant	Second Largest Tenant SF	Second Largest Tenant % of NRA	Second Largest Tenant Lease Expiration Date	Third Largest Tenant	Third Largest Tenant SF	Third Largest Tenant % of NRA	Third Largest Tenant Lease Expiration Date
					4, 21, 22, 23, 28				4, 21, 22, 23, 28
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	H&M	27,320	2.6%	1/31/2029	Peppa Pig World of Play	22,963	2.2%	12/31/2036
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Bass Pro Shops Outdoor	127,672	6.6%	10/3/2026	Cinemark Theatres	107,190	5.5%	12/31/2025
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio
3.01	Property		1	Three Bala Plaza	Global Indemnity Group, Inc.	40,517	10.4%	12/31/2029	NCS Pearson, Inc.	37,395	9.6%	7/31/2026
3.02	Property		1	One Bala Plaza	Beasley Media Group, LLC	36,858	9.5%	3/31/2029	Vitalyst, LLC	26,530	6.9%	12/31/2025
3.03	Property		1	Two Bala Plaza	Massachusetts Mutual Life Insurance Company	24,985	7.0%	6/30/2025	United States Postal Service	20,479	5.7%	4/30/2026
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio
4.01	Property		1	Northwoods Marketplace	Big Lots	34,000	14.4%	1/31/2028	Aldi	25,046	10.6%	8/31/2030
4.02	Property		1	The Centrum	Gabe's	30,000	10.9%	4/30/2028	Skyzone	25,536	9.3%	8/31/2029
4.03	Property		1	Lawton Marketplace	TJ Maxx	24,000	12.2%	8/31/2028	Burlington Coat Factory	20,009	10.2%	2/28/2034
4.04	Property		1	Carlisle Crossing	PetSmart	20,087	13.2%	6/30/2026	Aldi	18,320	12.0%	12/31/2027
4.05	Property		1	Southway Shopping Center	Ross Dress For Less	31,815	17.5%	1/31/2026	Best Buy	30,000	16.5%	1/31/2028
4.06	Property		1	Parkway Centre South	Staples	20,388	15.5%	10/31/2024	PetSmart	19,107	14.5%	1/31/2025
4.07	Property		1	Houma Crossing	Conn's	30,000	16.5%	11/30/2032	Club 4 Fitness	25,754	14.2%	5/1/2033
4.08	Property		1	North Lake Square	Burlington Coat Factory	40,317	28.8%	2/29/2032	HomeGoods	20,000	14.3%	6/30/2026
4.09	Property		1	Liberty Crossing	PetSmart	20,087	19.0%	1/31/2024	Dollar Tree	10,000	9.5%	8/31/2028
4.10	Property		1	Owensboro Town Center	TJ Maxx	29,409	17.8%	1/31/2027	PetSmart	23,197	14.1%	8/31/2033
4.11	Property		1	Harbor Town Center	TJ Maxx	22,504	16.2%	5/31/2028	Petco	13,685	9.9%	12/31/2027
4.12	Property		1	Lord Salisbury Center	Marshalls	30,000	26.4%	8/31/2028	Grocery Outlet	21,422	18.8%	1/31/2035
4.13	Property		1	Terrell Mill Village	Dollar Tree	12,000	16.0%	7/31/2027	Malincho Specialty Foods	5,500	7.3%	4/30/2026
4.14	Property		1	The Ridge at Turtle Creek	Mattress Express	6,463	6.5%	8/31/2026	The Vein Institute of South Mississippi	3,200	3.2%	1/31/2027
4.15	Property		1	Nordstrom Rack	Ulta	10,508	23.1%	3/31/2031	NAP	NAP	NAP	NAP
4.16	Property		1	Ventura Place	Ulta	8,931	13.4%	6/30/2025	Petland	6,100	9.2%	8/31/2029
4.17	Property		1	Quail Springs	Best Buy	45,278	45.1%	3/31/2025	NAP	NAP	NAP	NAP
4.18	Property		1	Wallace Commons	Dollar Tree	8,125	8.2%	2/29/2028	Longhorn Steakhouse	5,570	5.7%	1/31/2029
4.19	Property		1	Waterford Park South	Michaels	21,727	23.6%	2/28/2026	PetSmart	20,087	21.9%	1/31/2032
4.20	Property		1	Evergreen Marketplace	Michaels	21,574	43.3%	2/28/2026	Classy Nails	3,222	6.5%	11/30/2028
4.21	Property		1	Derby Marketplace	Ross Dress For Less	25,000	25.0%	1/31/2027	TJ Maxx	20,000	20.0%	3/31/2026
4.22	Property		1	Stoneridge Village	PetSmart	12,157	16.8%	1/31/2027	Five Below	8,000	11.0%	1/31/2026
4.23	Property		1	FreshThyme & DSW	DSW	18,654	38.0%	1/31/2028	Massage Envy	4,298	8.8%	2/28/2026
4.24	Property		1	Crossroads Annex	Petco	12,500	30.8%	1/31/2027	Popshelf	10,078	24.8%	8/31/2033
4.25	Property		1	Tellico Village	Preferred Pharmacy Tellico	2,400	5.9%	2/14/2025	Courtley Chiropractic	1,200	2.9%	3/31/2027
4.26	Property		1	Walmart Neighborhood Market	Asian Bistro	3,300	6.4%	1/31/2026	Dominos Pizza	1,800	3.5%	9/27/2025
4.27	Property		1	PetSmart & Old Navy	PetSmart	13,858	47.8%	9/30/2032	NAP	NAP	NAP	NAP
4.28	Property		1	Sutters Creek	Citi Trends	19,794	24.7%	11/30/2026	Mattress Firm	4,500	5.6%	9/30/2026
4.29	Property		1	Mattress Firm & Panera Bread	Panera Bread	4,300	48.9%	3/31/2029	NAP	NAP	NAP	NAP
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio
6.01	Property		1	1-4 Plant Street & 41 Wall Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6.02	Property		1	2222 & 2300 Highland Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio
8.01	Property		1	The Residence at Patriot Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks
9.01	Property		1	6940 Cornhusker Highway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.02	Property		1	221 Law Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.03	Property		1	1956 Singleton Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.04	Property		1	351 21st Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.05	Property		1	161 Lorne Avenue West	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.06	Property		1	18300 Market Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.07	Property		1	3232 West Lancaster Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10	Loan	6, 16	2	Metra Portfolio
10.01	Property		1	Belding	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10.02	Property		1	Grand Rapids	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
11	Loan	20	1	Utica Park Place	At Home Stores	107,400	21.7%	1/31/2029	Gabe's	61,094	12.3%	4/30/2033
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	First-Citizens Bank & Trust Company	153,680	16.0%	5/31/2034	New York University	117,382	12.2%	6/30/2027
13	Loan	6, 7, 19, 30	2	OPI Portfolio
13.01	Property		1	1 Primerica Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
13.02	Property		1	701 Clay Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Burlington Coat Factory	37,212	10.3%	1/31/2026	Bobs Discount Furniture	34,456	9.5%	5/31/2032
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	Marshalls	34,151	12.4%	10/31/2025	Burlington Coat Factory	26,928	9.8%	2/29/2032
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	CDIL Data Centre USA LLC (Hudson Interxchange)	172,775	15.0%	9/30/2032	Telx - New York LLC (Digital Realty)	95,494	8.3%	10/31/2027
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments
19.01	Property		1	Knoll Ridge Apartments I	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	MarketLab Research Inc	9,606	5.0%	9/30/2024	Ferragamo	9,586	5.0%	3/31/2032
21	Loan	19, 20	1	Chesterfield Marketplace	Skyzone	37,500	18.8%	6/30/2028	PetSmart	26,040	13.1%	2/28/2034
22	Loan	19, 33	1	3 Palms Resort	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-17

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Second Largest Tenant	Second Largest Tenant SF	Second Largest Tenant % of NRA	Second Largest Tenant Lease Expiration Date	Third Largest Tenant	Third Largest Tenant SF	Third Largest Tenant % of NRA	Third Largest Tenant Lease Expiration Date
					4, 21, 22, 23, 28				4, 21, 22, 23, 28
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Ross Dress for Less	24,970	12.4%	1/31/2029	Burke's	23,231	11.5%	10/31/2033
24	Loan		1	SOS Storage Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio
25.01	Property		1	Twin County Plaza	Big Lots	37,800	22.9%	1/31/2032	Tractor Supply Co	32,000	19.4%	6/26/2027
25.02	Property		1	Prestonsburg Village	Big Lots	26,342	14.8%	1/31/2029	Save A Lot	20,238	11.3%	9/30/2028
25.03	Property		1	Village Center	Ollie's Bargain Outlet	28,498	19.8%	10/31/2027	Burke's Outlet Store	23,669	16.4%	1/31/2032
25.04	Property		1	River Creek Village	Harbor Freight	25,515	19.3%	4/30/2031	Aldi Foods	13,632	10.3%	1/31/2026
25.05	Property		1	Jackson Park	Shoe Sensation	8,747	7.0%	6/30/2025	Dollar General	8,012	6.4%	9/30/2024
25.06	Property		1	Wabash Crossing West	J&K Aquariums & Pets	29,000	21.9%	12/31/2024	Dunham's Sports	25,000	18.9%	1/31/2025
25.07	Property		1	Oak Station	Big Lots	28,895	18.8%	1/31/2030	Harbor Freight	24,300	15.8%	7/31/2030
25.08	Property		1	College Square Plaza	Save-A-Lot	21,560	14.5%	6/30/2024	Dollar Tree	15,120	10.2%	10/31/2030
25.09	Property		1	Lowell Plaza	Dollar General	8,043	13.1%	6/30/2025	Anytime Fitness	7,000	11.4%	3/31/2026
25.10	Property		1	Flint River Plaza	Farmers Home Furniture	12,000	15.3%	5/31/2025	Dollar Tree	10,500	13.4%	8/31/2025
25.11	Property		1	Jackson Square	Farmers Home Furniture	13,652	18.0%	2/28/2031	Rent-A-Center	8,100	10.7%	7/31/2026
26	Loan	19, 27	1	Holiday Inn Kansas City	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	Perfect Note	9,018	12.1%	1/31/2030	US Postal Service	7,791	10.5%	1/31/2028
28	Loan	16, 19, 20	1	Empire Burbank	McCormick Construction	1,238	7.6%	2/28/2026	McCormick Interiors and Renovations Inc.	1,235	7.5%	5/31/2026
29	Loan	19	1	Best Western Plus Wichita West Airport	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Jumpin Catfish	6,873	12.3%	4/30/2026	Kidding Around	6,240	11.2%	4/30/2027
32	Loan	2, 15, 22	1	11 West Prospect Avenue	Westchester Jewish Community	3,400	20.2%	5/31/2024	Habibi Convenience Store	650	3.9%	12/31/2030

A-18

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Fourth Largest Tenant	Fourth Largest Tenant SF	Fourth Largest Tenant % of NRA	Fourth Largest Tenant Lease Expiration Date	Fifth Largest Tenant	Fifth Largest Tenant SF	Fifth Largest Tenant % of NRA	Fifth Largest Tenant Lease Expiration Date
					4, 21, 22, 23, 28				4, 21, 22, 23, 28
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	Zara	21,759	2.0%	10/31/2028	Forever 21	21,628	2.0%	1/31/2026
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Burlington	81,282	4.2%	1/31/2026	Medieval Times	66,244	3.4%	8/31/2033
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio
3.01	Property		1	Three Bala Plaza	Investedge, Inc.	28,563	7.3%	5/31/2026	Harmelin Media, Inc.	23,810	6.1%	6/30/2024
3.02	Property		1	One Bala Plaza	Chas, Kurz & Co., Inc	15,046	3.9%	4/30/2030	Savran Benson LLP	6,778	1.8%	1/31/2029
3.03	Property		1	Two Bala Plaza	iHeartmedia + Entertainment, Inc	15,097	4.2%	1/31/2030	Merrill Lynch, Pierce, Fenner & Smith, Incorporated	14,319	4.0%	9/21/2028
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio
4.01	Property		1	Northwoods Marketplace	Michael's	23,327	9.9%	2/28/2026	PetSmart	17,445	7.4%	11/30/2028
4.02	Property		1	The Centrum	Guitar Center	16,000	5.8%	9/30/2029	Boot Barn Western and Work Wear	12,000	4.4%	8/31/2032
4.03	Property		1	Lawton Marketplace	Old Navy	14,995	7.6%	1/31/2034	PetSmart	12,328	6.3%	1/31/2024
4.04	Property		1	Carlisle Crossing	Harbor Freight Tools	14,565	9.6%	8/31/2033	Furniture & Mattress Discounters, Inc.	10,478	6.9%	5/31/2024
4.05	Property		1	Southway Shopping Center	dd's DISCOUNTS	18,000	9.9%	1/31/2033	My Melrose	12,680	7.0%	12/31/2028
4.06	Property		1	Parkway Centre South	La-Z-Boy	18,025	13.7%	9/30/2032	Ulta	10,004	7.6%	9/30/2025
4.07	Property		1	Houma Crossing	Five Below	10,000	5.5%	1/31/2029	China Buffet	8,000	4.4%	12/31/2027
4.08	Property		1	North Lake Square	Five Below	8,111	5.8%	7/31/2026	Chicken Salad Chick	3,078	2.2%	6/30/2027
4.09	Property		1	Liberty Crossing	Five Below	8,474	8.0%	2/29/2032	Rack Room Shoes, Inc	5,500	5.2%	1/31/2024
4.10	Property		1	Owensboro Town Center	Jo-Ann Fabrics	13,560	8.2%	1/31/2027	Ulta	13,500	8.2%	2/28/2027
4.11	Property		1	Harbor Town Center	EyeMart Express	4,271	3.1%	12/31/2028	Midwest Dental	3,828	2.8%	11/30/2027
4.12	Property		1	Lord Salisbury Center	Old Navy	14,800	13.0%	MTM	Mattress Warehouse	3,600	3.2%	7/31/2027
4.13	Property		1	Terrell Mill Village	Animal Dermatology	3,065	4.1%	7/31/2028	Kims Care Kleeners	2,125	2.8%	4/30/2024
4.14	Property		1	The Ridge at Turtle Creek	Massage Envy	3,150	3.2%	3/31/2028	Keesler Federal Credit Union	2,500	2.5%	1/31/2025
4.15	Property		1	Nordstrom Rack	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.16	Property		1	Ventura Place	Jinja Bistro	5,428	8.2%	10/31/2026	Orangetheory Fitness	3,600	5.4%	12/31/2026
4.17	Property		1	Quail Springs	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.18	Property		1	Wallace Commons	The Athletes Foot	5,000	5.1%	11/30/2025	Glidden Paints	4,455	4.5%	MTM
4.19	Property		1	Waterford Park South	CenterWell	5,400	5.9%	6/30/2030	Panera Bread	4,600	5.0%	12/31/2030
4.20	Property		1	Evergreen Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.21	Property		1	Derby Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.22	Property		1	Stoneridge Village	Buffalo Wild Wings	5,400	7.5%	10/8/2029	GameStop	1,926	2.7%	1/31/2024
4.23	Property		1	FreshThyme & DSW	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.24	Property		1	Crossroads Annex	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.25	Property		1	Tellico Village	Salon Anew	1,200	2.9%	3/31/2026	Edward D. Jones & Co.	1,200	2.9%	1/31/2026
4.26	Property		1	Walmart Neighborhood Market	S&J Spirits	1,500	2.9%	10/1/2030	Sassy Me Nail Spa	1,500	2.9%	11/30/2025
4.27	Property		1	PetSmart & Old Navy	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.28	Property		1	Sutters Creek	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.29	Property		1	Mattress Firm & Panera Bread	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio
6.01	Property		1	1-4 Plant Street & 41 Wall Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6.02	Property		1	2222 & 2300 Highland Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio
8.01	Property		1	The Residence at Patriot Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks
9.01	Property		1	6940 Cornhusker Highway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.02	Property		1	221 Law Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.03	Property		1	1956 Singleton Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.04	Property		1	351 21st Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.05	Property		1	161 Lorne Avenue West	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.06	Property		1	18300 Market Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.07	Property		1	3232 West Lancaster Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10	Loan	6, 16	2	Metra Portfolio
10.01	Property		1	Belding	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10.02	Property		1	Grand Rapids	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
11	Loan	20	1	Utica Park Place	Value City Furniture	56,027	11.3%	1/31/2030	Best Buy	45,426	9.2%	3/31/2029
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	Kohn Pedersen Fox Associates, P.C.	92,788	9.7%	4/30/2027	Burberry (Wholesale) Limited	45,509	4.7%	8/31/2037
13	Loan	6, 7, 19, 30	2	OPI Portfolio
13.01	Property		1	1 Primerica Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
13.02	Property		1	701 Clay Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Nordstrom Rack	32,794	9.1%	8/31/2026	Marshalls	30,709	8.5%	1/31/2027
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	DSW	26,083	9.5%	10/31/2025	Old Navy	23,578	8.5%	8/31/2030
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	zColo, LLC (DataBank)	57,840	5.0%	7/31/2032	Centurylink Communications	37,472	3.3%	9/30/2033
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments
19.01	Property		1	Knoll Ridge Apartments I	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	TGI Friday's	8,644	4.5%	10/31/2025	Zegna	7,958	4.1%	3/31/2032
21	Loan	19, 20	1	Chesterfield Marketplace	Staples	24,049	12.1%	10/31/2026	Rocksteady Fitness	16,700	8.4%	6/1/2030
22	Loan	19, 33	1	3 Palms Resort	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-19

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Fourth Largest Tenant	Fourth Largest Tenant SF	Fourth Largest Tenant % of NRA	Fourth Largest Tenant Lease Expiration Date	Fifth Largest Tenant	Fifth Largest Tenant SF	Fifth Largest Tenant % of NRA	Fifth Largest Tenant Lease Expiration Date
					4, 21, 22, 23, 28				4, 21, 22, 23, 28
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Michaels	21,400	10.6%	2/28/2033	Rack Room Shoes, Inc	15,297	7.6%	1/31/2028
24	Loan		1	SOS Storage Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio
25.01	Property		1	Twin County Plaza	Lincare Inc.	8,470	5.1%	8/31/2027	Cato	6,000	3.6%	1/31/2028
25.02	Property		1	Prestonsburg Village	Goodwill	11,963	6.7%	10/31/2027	Dollar Tree	8,083	4.5%	1/31/2026
25.03	Property		1	Village Center	Harbor Freight	15,000	10.4%	4/30/2033	Dollar Tree	8,470	5.9%	8/31/2026
25.04	Property		1	River Creek Village	Open Door Thrift Store	12,600	9.5%	3/31/2026	American Rental	5,988	4.5%	9/30/2025
25.05	Property		1	Jackson Park	Hibbett Sports	7,761	6.2%	6/30/2026	American Rental	6,982	5.6%	8/31/2026
25.06	Property		1	Wabash Crossing West	Shoe Sensation	9,350	7.1%	7/31/2027	Dollar Tree	9,000	6.8%	3/31/2025
25.07	Property		1	Oak Station	Marshalls	21,135	13.8%	3/31/2032	Outdoor Toys and Accessories	10,948	7.1%	6/30/2027
25.08	Property		1	College Square Plaza	Rent-A-Center	8,050	5.4%	8/31/2025	Anytime Fitness	6,000	4.0%	6/30/2027
25.09	Property		1	Lowell Plaza	Route 2 Wellness	4,051	6.6%	4/30/2029	The Smoke Shop	2,704	4.4%	4/30/2026
25.10	Property		1	Flint River Plaza	Beauty Magic	8,450	10.8%	12/31/2027	CareConnect Pediatrics	3,500	4.5%	2/28/2029
25.11	Property		1	Jackson Square	Dollar Tree	8,000	10.6%	1/31/2027	Factory Connection	6,000	7.9%	10/31/2024
26	Loan	19, 27	1	Holiday Inn Kansas City	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	My Salon Suites	5,242	7.0%	1/31/2028	Three Dollar Cafe	4,097	5.5%	11/30/2031
28	Loan	16, 19, 20	1	Empire Burbank	Allegro Recordings	1,225	7.5%	5/31/2027	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Coldwater	5,771	10.3%	2/1/2028	Elite Gym	4,503	8.1%	12/31/2030
32	Loan	2, 15, 22	1	11 West Prospect Avenue	Sara Blessings Hair Braiding	650	3.9%	5/31/2033	Kingston Barber and Lounge (CPR Services)	650	3.9%	10/31/2028

A-20

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Environmental Phase I Report Date	Environmental Phase II Report Date	Engineering Report Date	Seismic Report Date	PML or SEL (%)	Flood Zone	Ownership Interest	Ground Lease Expiration Date	Ground Lease Extension Terms	Annual Ground Lease Payment as of the Cut-off Date ($)	Annual Ground Rent Increases (Y/N)
											17
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	11/7/2023	NAP	11/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	9/25/2023, 9/29/2023	NAP	9/8/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio
3.01	Property		1	Three Bala Plaza	8/3/2023	NAP	8/3/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
3.02	Property		1	One Bala Plaza	8/3/2023	NAP	8/3/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
3.03	Property		1	Two Bala Plaza	8/3/2023	NAP	8/3/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio
4.01	Property		1	Northwoods Marketplace	8/1/2023	NAP	8/1/2023	8/1/2023	14%	No	Fee	NAP	NAP	NAP	NAP
4.02	Property		1	The Centrum	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.03	Property		1	Lawton Marketplace	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.04	Property		1	Carlisle Crossing	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.05	Property		1	Southway Shopping Center	8/1/2023	NAP	8/4/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
4.06	Property		1	Parkway Centre South	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.07	Property		1	Houma Crossing	8/1/2023	NAP	8/6/2023	NAP	NAP	Yes - AH	Fee	NAP	NAP	NAP	NAP
4.08	Property		1	North Lake Square	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.09	Property		1	Liberty Crossing	8/1/2023	NAP	8/4/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.10	Property		1	Owensboro Town Center	8/1/2023	NAP	8/1/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
4.11	Property		1	Harbor Town Center	8/1/2023	NAP	8/8/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.12	Property		1	Lord Salisbury Center	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.13	Property		1	Terrell Mill Village	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.14	Property		1	The Ridge at Turtle Creek	8/1/2023	NAP	8/6/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.15	Property		1	Nordstrom Rack	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.16	Property		1	Ventura Place	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.17	Property		1	Quail Springs	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.18	Property		1	Wallace Commons	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.19	Property		1	Waterford Park South	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.20	Property		1	Evergreen Marketplace	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.21	Property		1	Derby Marketplace	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.22	Property		1	Stoneridge Village	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.23	Property		1	FreshThyme & DSW	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.24	Property		1	Crossroads Annex	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.25	Property		1	Tellico Village	8/1/2023	NAP	8/4/2023	8/4/2023	6%	No	Fee	NAP	NAP	NAP	NAP
4.26	Property		1	Walmart Neighborhood Market	8/1/2023	NAP	8/1/2023	8/1/2023	13%	No	Fee	NAP	NAP	NAP	NAP
4.27	Property		1	PetSmart & Old Navy	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.28	Property		1	Sutters Creek	8/1/2023	NAP	8/7/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
4.29	Property		1	Mattress Firm & Panera Bread	8/1/2023	NAP	8/1/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	8/14/2023	NAP	8/14/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio
6.01	Property		1	1-4 Plant Street & 41 Wall Street	9/18/2023	NAP	9/15/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
6.02	Property		1	2222 & 2300 Highland Road	9/18/2023	NAP	9/18/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
7	Loan	12, 16, 27	1	The Park at Trowbridge	10/27/2023	NAP	10/23/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio
8.01	Property		1	The Residence at Patriot Place	9/13/2023	NAP	9/21/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor	8/22/2023	NAP	8/23/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park	9/13/2023	NAP	9/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks
9.01	Property		1	6940 Cornhusker Highway	5/23/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9.02	Property		1	221 Law Street	5/19/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9.03	Property		1	1956 Singleton Boulevard	5/19/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9.04	Property		1	351 21st Street	5/19/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9.05	Property		1	161 Lorne Avenue West	5/19/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
9.06	Property		1	18300 Market Street	5/19/2023	NAP	5/19/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
9.07	Property		1	3232 West Lancaster Avenue	5/19/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
10	Loan	6, 16	2	Metra Portfolio
10.01	Property		1	Belding	9/19/2023	NAP	8/30/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
10.02	Property		1	Grand Rapids	9/19/2023	NAP	8/30/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
11	Loan	20	1	Utica Park Place	9/19/2023	NAP	9/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	4/24/2023	NAP	5/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
13	Loan	6, 7, 19, 30	2	OPI Portfolio
13.01	Property		1	1 Primerica Parkway	7/14/2023	NAP	5/16/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
13.02	Property		1	701 Clay Avenue	7/14/2023	NAP	5/16/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
14	Loan	1, 7, 12, 26	1	Creekside Town Center	8/2/2023	NAP	6/22/2023	9/14/2023	3%	No	Fee	NAP	NAP	NAP	NAP
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	8/4/2023	NAP	8/4/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	2/9/2023	NAP	2/24/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
17	Loan		1	Magnolia Cove Apartments	10/10/2023	NAP	10/10/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	5/11/2023	NAP	5/11/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments
19.01	Property		1	Knoll Ridge Apartments I	8/22/2023	NAP	8/22/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II	8/22/2023	NAP	8/22/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III	8/22/2023	NAP	8/23/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	8/31/2023	NAP	8/31/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
21	Loan	19, 20	1	Chesterfield Marketplace	3/6/2023	NAP	3/6/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
22	Loan	19, 33	1	3 Palms Resort	9/25/2023	NAP	9/25/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP

A-21

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Environmental Phase I Report Date	Environmental Phase II Report Date	Engineering Report Date	Seismic Report Date	PML or SEL (%)	Flood Zone	Ownership Interest	Ground Lease Expiration Date	Ground Lease Extension Terms	Annual Ground Lease Payment as of the Cut-off Date ($)	Annual Ground Rent Increases (Y/N)
											17
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	5/15/2023	NAP	6/2/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
24	Loan		1	SOS Storage Center	7/25/2023	NAP	7/25/2023	7/25/2023	12%	No	Fee	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio
25.01	Property		1	Twin County Plaza	7/14/2023	NAP	7/14/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.02	Property		1	Prestonsburg Village	7/14/2023	NAP	7/14/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.03	Property		1	Village Center	7/14/2023	NAP	7/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.04	Property		1	River Creek Village	7/14/2023	NAP	7/14/2023	NAP	NAP	Yes - AE, A1-A30	Fee	NAP	NAP	NAP	NAP
25.05	Property		1	Jackson Park	7/17/2023	NAP	7/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.06	Property		1	Wabash Crossing West	7/14/2023	NAP	7/18/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.07	Property		1	Oak Station	7/14/2023	NAP	7/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.08	Property		1	College Square Plaza	7/14/2023	NAP	7/18/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.09	Property		1	Lowell Plaza	7/17/2023	NAP	7/18/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.10	Property		1	Flint River Plaza	7/14/2023	NAP	7/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
25.11	Property		1	Jackson Square	7/14/2023	NAP	7/19/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
26	Loan	19, 27	1	Holiday Inn Kansas City	6/13/2023	NAP	6/15/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	10/10/2023	NAP	10/10/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
28	Loan	16, 19, 20	1	Empire Burbank	3/21/2023	NAP	3/23/2023	3/21/2023	16%	No	Fee	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	8/10/2023	NAP	8/10/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	2/23/2023	NAP	2/15/2023	NAP	NAP	Yes - AE	Fee	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	6/8/2022	NAP	10/5/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue	10/2/2023	NAP	10/2/2023	NAP	NAP	No	Fee	NAP	NAP	NAP	NAP

A-22

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Upfront RE Tax Reserve ($)	Monthly RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Monthly Insurance Reserve ($)	Upfront Replacement / PIP Reserve ($)	Monthly Replacement / FF&E Reserve ($)	Replacement Reserve Caps ($)
					18	19	18	19	18	19	20
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	0	Springing	0	Springing	0	Springing	0
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	0	Springing	0	Springing	0	Springing	0
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	346,446	346,446	56,824	28,412	0	23,514	846,514
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	4,174,654	596,379	5,240	1,310	0	Springing	0
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	1,615	1,615	54,798	9,133	0	2,104	0
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	0	Springing	0	Springing	0	Springing	112,316
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	148,178	37,045	293,784	32,643	500,000	6,667	400,000
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	69,758	26,830	79,884	22,190	0	21,792	0
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	0	Springing	0	Springing	0	Springing	0
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	0	Springing	0	Springing	0	Springing	0
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	0	Springing	0	Springing	0	4,949	225,000
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	0	Springing	0	Springing	0	Springing	288,170
13	Loan	6, 7, 19, 30	2	OPI Portfolio	0	Springing	791	Springing	0	Springing	0
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	104,378	104,378	20,555	20,555	0	0	0
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	481,034	60,129	15,776	15,776	0	56,066	0
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	385,265	77,053	0	Springing	80,000	3,448	0
17	Loan		1	Magnolia Cove Apartments	413,674	34,473	64,224	10,756	0	7,833	0
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	7,089,987	1,772,497	0	Springing	0	Springing	0
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	72,230	14,001	65,523	9,293	320,000	Springing	320,000
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	692,165	230,722	0	Springing	0	4,022	0
21	Loan	19, 20	1	Chesterfield Marketplace	88,318	12,617	0	Springing	300,000	2,492	0
22	Loan	19, 33	1	3 Palms Resort	22,265	4,453	5,344	5,344	0	15,454	0

A-23

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Upfront RE Tax Reserve ($)	Monthly RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Monthly Insurance Reserve ($)	Upfront Replacement / PIP Reserve ($)	Monthly Replacement / FF&E Reserve ($)	Replacement Reserve Caps ($)
					18	19	18	19	18	19	20
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	29,285	9,762	8,871	2,957	0	1,681	0
24	Loan		1	SOS Storage Center	123,731	13,748	0	1,754	0	915	0
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	164,119	76,652	0	Springing	0	19,770	0
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	14,484	14,484	26,228	7,312	0	9,997	0
27	Loan	23	1	Terraces at Windy Hill	33,840	11,280	42,620	4,262	0	1,180	0
28	Loan	16, 19, 20	1	Empire Burbank	35,372	5,895	0	0	0	685	0
29	Loan	19	1	Best Western Plus Wichita West Airport	9,555	9,555	54,195	4,169	0	8,673	0
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	0	Springing	0	Springing	0	Springing	0
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	0	Springing	0	Springing	0	1,682	0
32	Loan	2, 15, 22	1	11 West Prospect Avenue	20,000	6,825	0	2,000	0	281	0

A-24

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Monthly Debt Service Reserve ($)	Debt Service Reserve Cap ($)	Upfront Deferred Maintenance Reserve ($)	Upfront Other Reserve ($)	Monthly Other Reserve ($)
					18	19	20	18	19	20	18	18	19
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	0	Springing	0	0	0	0	0	7,299,496	0
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	0	231,942	5,566,608	0	0	0	0	4,384,369	0
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	5,000,000	Springing	2,000,000	0	0	0	0	3,708,965	0
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	0	Springing	0	0	0	0	1,027,622	10,130,356	0
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	0	0	0	1,403,864	0	0	0	8,000,000	0
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	0	Springing	561,578	0	0	0	0	0	0
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	0	0	0	0	0	0	0	4,200,000	0
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	0	0	0	0	0	0	534,766	1,257,500	0
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	0	Springing	0	0	0	0	0	0	Springing
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	0	Springing	0	0	0	0	0	0	0
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	0	18,750	900,000	0	0	0	0	0	Springing
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	10,000,000	240,142	0	0	0	0	0	19,165,251	0
13	Loan	6, 7, 19, 30	2	OPI Portfolio	0	Springing	2,173,883	0	0	0	11,550	11,674,256	Springing
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	2,500,000	Springing	1,500,000	0	0	0	0	185,505	Springing
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	0	0	0	0	0	0	124,740	1,931,820	0
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	200,000	14,446	358,610	0	0	0	386,478	1,488,312	0
17	Loan		1	Magnolia Cove Apartments	0	0	0	0	0	0	82,625	0	0
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	0	Springing	0	0	0	0	0	0	0
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	0	0	0	0	0	0	564,441	50,000	0
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	500,000	32,172	1,544,256	0	0	0	11,500	0	Springing
21	Loan	19, 20	1	Chesterfield Marketplace	200,000	8,308	600,000	0	0	0	166,564	1,065,325	Springing
22	Loan	19, 33	1	3 Palms Resort	0	0	0	0	0	0	0	31,297	31,297

A-25

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Monthly Debt Service Reserve ($)	Debt Service Reserve Cap ($)	Upfront Deferred Maintenance Reserve ($)	Upfront Other Reserve ($)	Monthly Other Reserve ($)
					18	19	20	18	19	20	18	18	19
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	307,000	8,823	423,000	0	0	0	14,375	2,056,681	Springing
24	Loan		1	SOS Storage Center	0	0	0	0	0	0	0	0	0
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	2,205,000	Springing	2,000,000	0	0	0	2,524,926	44,167	0
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	0	0	0	0	0	0	0	0	0
27	Loan	23	1	Terraces at Windy Hill	0	Springing	0	0	0	0	54,358	355,863	Springing
28	Loan	16, 19, 20	1	Empire Burbank	0	740	0	0	0	0	0	855,493	Springing
29	Loan	19	1	Best Western Plus Wichita West Airport	0	0	0	0	0	0	0	0	0
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	0	Springing	0	0	0	0	0	0	0
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	0	3,005	0	0	0	0	69,828	922,849	0
32	Loan	2, 15, 22	1	11 West Prospect Avenue	50,000	1,404	0	0	0	0	0	0	0

A-26

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Other Reserve Description	Other Reserve Cap ($)
						20
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	Outstanding TI/LC Reserve ($6,460,707), Gap Rent Reserve ($838,789.17)	0
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Outstanding TI/LC Reserve ($3,796,478), Gap Rent Reserve ($587,891)	0
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	Garage Repair Reserve ($2,300,000), Unfunded Obligations Reserve ($1,179,363.26), Free Rent Reserve ($229,601.42)	0
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	Outstanding TI/LC Reserve ($9,576,923), Free Rent Reserve ($311,601), Gap Rent Reserve ($241,832)	0
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	Loan Proceeds Holdback Reserve	0
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio		0
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	Earn-Out Reserve	0
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	Unit Renovation Reserve ($1,105,000.00), Fire Damage Reserve ($152,500.00)	0
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	Master Lease Trigger Period Avoidance Reserve, DSCR Trigger Period Avoidance Reserve, and Master Lease Reserve	0
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio		0
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	Significant Tenant Reserve	2,500,000
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	Outstanding TI/LC Reserve ($13,479,707.20), Free Rent Reserve ($5,685,543.94)	0
13	Loan	6, 7, 19, 30	2	OPI Portfolio	Primerica TATILC Reserve (Upfront: $10,678,756), Rent Concession Reserve (Upfront: $872,849.70), Primerica Work Reserve (Upfront: $122,650), Material Tenant Funds Reserve (Monthly: Springing)	Material Tenant Funds Reserve (12 months of Monthly Material Tenant Deposits)
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Outstanding TI/LC Reserve (Upfront: $185,505.15), DSCR Trigger Reserve (Monthly: Springing)	0
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	PIP Reserve	0
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	Outstanding TI/LC Reserve	0
17	Loan		1	Magnolia Cove Apartments		0
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson		0
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	Radon Testing Reserve	0
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	Ferragamo Renewal Reserve, Zegna Renewal Reserve	0
21	Loan	19, 20	1	Chesterfield Marketplace	Free Rent Reserve (Upfront: $37,575.00), Unfunded Tenant Obligation Reserve (Upfront: $811,002.04), CAM Reconciliation Reserve (Upfront: $216,748.00), Lease Sweep Reserve (Monthly: Springing)	Lease Sweep Reserve ($270,000)
22	Loan	19, 33	1	3 Palms Resort	Seasonality Reserve	187,779

A-27

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Other Reserve Description	Other Reserve Cap ($)
						20
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Michael and Burk's Buildout (Upfront: $1,080,893); Free Rent Reserve (Upfront: 475,787.62); Old Navy Upfront Holdback
					(Upfront: $300,000; Monthly: Springing); Prior Work Reserve (Upfront: $200,000); Lease Sweep Reserve (Monthly: Springing)	Lease Sweep Reserve ($500,000)
24	Loan		1	SOS Storage Center		0
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	Rent Concessions Reserve	0
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City		0
27	Loan	23	1	Terraces at Windy Hill	Outstanding TILC Reserve (Upfront: $340,524.84), Rent Concession Reserve (Upfront: $15,338.00), Trigger Period Reserve (Monthly: Springing)	0
28	Loan	16, 19, 20	1	Empire Burbank	Thinkwell Outstanding Tenant Improvement Reserve (Upfront: $610,273.75); Thinkwell Abated Rent Reserve (Upfront: $53,475);
Thinkwell Occupancy Reserve (Upfront: $160,425); McCormick Interiors Abated Rent Reserve (Upfront: $31,319.34);
					Specified Tenant Reserve (Monthly: Springing)	Specified Tenant Reserve ($225,000)
29	Loan	19	1	Best Western Plus Wichita West Airport		0
30	Loan	16, 19	1	Babcock & Wilcox - Chanute		0
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Facade Reserve ($860,806.00), Occupancy/NOI Reserve ($50,000.00), Pennies For Gold Leasing Reserve ($12,042.87)	0
32	Loan	2, 15, 22	1	11 West Prospect Avenue		0

A-28

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Holdback/ Earnout Amount ($)	Holdback/ Earnout Description	Lockbox Type	Cash Management
							26	26
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	NAP	NAP	Hard	Springing
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	NAP	NAP	Hard	Springing
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	NAP	NAP	Hard	Springing
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	NAP	NAP	Hard	Springing
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	Springing	Springing
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAP	NAP	Hard	Springing
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	4,200,000	$4,200,000 deposited into the Earn-Out Reserve to be distributed to the borrower upon certain conditions in the loan agreement.	Soft	Springing
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	NAP	NAP	Soft	Springing
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAP	NAP	Hard	Springing
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	NAP	NAP	Hard	Springing
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	NAP	NAP	Hard	Springing
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	NAP	NAP	Hard	Springing
13	Loan	6, 7, 19, 30	2	OPI Portfolio	NAP	NAP	Hard	Springing
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	NAP	NAP	Springing	Springing
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	NAP	Hard	Springing
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	NAP	NAP	Hard	Springing
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	Springing	Springing
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	NAP	NAP	Hard	In Place
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	NAP	NAP	Springing	Springing
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	NAP	NAP	Hard	Springing
21	Loan	19, 20	1	Chesterfield Marketplace	NAP	NAP	Springing	Springing
22	Loan	19, 33	1	3 Palms Resort	NAP	NAP	Hard	Springing

A-29

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Holdback/ Earnout Amount ($)	Holdback/ Earnout Description	Lockbox Type	Cash Management
							26	26
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	NAP	NAP	Springing	Springing
24	Loan		1	SOS Storage Center	NAP	NAP	Soft	Springing
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	NAP	NAP	Hard	Springing
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	NAP	NAP	Springing	Springing
27	Loan	23	1	Terraces at Windy Hill	NAP	NAP	Springing	Springing
28	Loan	16, 19, 20	1	Empire Burbank	NAP	NAP	Hard	Springing
29	Loan	19	1	Best Western Plus Wichita West Airport	NAP	NAP	Springing	Springing
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	Hard	Springing
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	NAP	NAP	Springing	Springing
32	Loan	2, 15, 22	1	11 West Prospect Avenue	NAP	NAP	Hard	Springing

A-30

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Excess Cash Trap Triggered by DSCR and/or Debt Yield Test (Y/N)	Tenant Specific Excess Cash Trap Trigger (Y/N)	Pari Passu (Y/N)	Pari Passu in Trust Controlling (Y/N)	Trust Pari Passu Cut-off Date Balance ($)	Non-Trust Pari Passu Companion Loan Cut-off Date Balance ($)	Non-Trust Pari Passu Companion Loan Monthly Debt Service ($)	Total Trust and Non-Trust Pari Passu Companion Loan Monthly Debt Service ($)
											9	9
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	Yes	No	Yes	No	68,000,000	196,000,000	1,049,154.54	1,413,146.93
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Yes	Yes	Yes	No	60,000,000	300,000,000	1,951,989.58	2,342,387.50
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	Yes	Yes	Yes	No	40,000,000	59,500,000	437,869.04	732,234.78
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	Yes	Yes	Yes	No	36,000,000	224,000,000	1,219,917.87	1,415,976.10
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	Yes	No	No	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	No	Yes	No	NAP	NAP	NAP	NAP	NAP
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	Yes	No	No	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	Yes	No	No	NAP	NAP	NAP	NAP	NAP
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	Yes	Yes	Yes	No	26,333,333	247,666,667	1,556,860.18	1,722,394.44
13	Loan	6, 7, 19, 30	2	OPI Portfolio	Yes	Yes	Yes	No	25,000,000	29,300,000	189,901.64	351,933.76
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Yes	No	Yes	No	24,000,000	47,525,000	292,322.76	439,944.98
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	Yes	No	No	NAP	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
17	Loan		1	Magnolia Cove Apartments	Yes	No	No	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	Yes	No	Yes	No	20,000,000	260,000,000	1,292,792.83	1,392,238.43
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	Yes	No	Yes	No	17,500,000	25,000,000	152,505.79	259,259.84
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	Yes	Yes	Yes	No	17,000,000	38,000,000	268,830.93	389,097.40
21	Loan	19, 20	1	Chesterfield Marketplace	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
22	Loan	19, 33	1	3 Palms Resort	Yes	No	No	NAP	NAP	NAP	NAP	NAP

A-31

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Excess Cash Trap Triggered by DSCR and/or Debt Yield Test (Y/N)	Tenant Specific Excess Cash Trap Trigger (Y/N)	Pari Passu (Y/N)	Pari Passu in Trust Controlling (Y/N)	Trust Pari Passu Cut-off Date Balance ($)	Non-Trust Pari Passu Companion Loan Cut-off Date Balance ($)	Non-Trust Pari Passu Companion Loan Monthly Debt Service ($)	Total Trust and Non-Trust Pari Passu Companion Loan Monthly Debt Service ($)
											9	9
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
24	Loan		1	SOS Storage Center	Yes	No	No	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	Yes	Yes	Yes	No	13,000,000	40,000,000	230,321.76	305,176.33
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	Yes	No	No	NAP	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	Yes	No	No	NAP	NAP	NAP	NAP	NAP
28	Loan	16, 19, 20	1	Empire Burbank	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	Yes	No	No	NAP	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Yes	No	No	NAP	NAP	NAP	NAP	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue	Yes	No	No	NAP	NAP	NAP	NAP	NAP

A-32

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Subordinate Companion Loan Cut-off Date Balance ($)	Subordinate Companion Loan Interest Rate	Whole Loan Cut-off Date Balance ($)	Whole Loan Monthly Debt Service ($)	Whole Loan Cut-off Date LTV Ratio (%)	Whole Loan Underwritten NCF DSCR (x)	Whole Loan Underwritten NOI Debt Yield (%)	Mezzanine Debt Cut-off Date Balance($)	Mezzanine Debt Interest Rate (%)
								9		14
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	30,000,000	10.01625%	294,000,000	1,667,031.04	42.4%	2.05	14.3%	NAP	NAP
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	NAP	NAP	360,000,000	2,342,387.50	41.4%	1.98	16.1%	NAP	NAP
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	NAP	NAP	99,500,000	732,234.78	47.4%	1.68	16.2%	30,000,000	5.00000%
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	NAP	NAP	260,000,000	1,415,976.10	51.2%	1.97	13.8%	NAP	NAP
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	NAP	NAP	274,000,000	1,722,394.44	49.4%	1.39	11.6%	56,000,000	14.00000%
13	Loan	6, 7, 19, 30	2	OPI Portfolio	NAP	NAP	54,300,000	351,933.76	48.4%	1.75	13.8%	NAP	NAP
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	NAP	NAP	71,525,000	439,944.98	56.9%	1.51	11.2%	NAP	NAP
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	NAP	NAP	280,000,000	1,392,238.43	17.5%	3.92	24.2%	NAP	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	NAP	NAP	42,500,000	259,259.84	68.1%	1.37	10.2%	NAP	NAP
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	NAP	NAP	55,000,000	389,097.40	57.9%	1.57	14.2%	NAP	NAP
21	Loan	19, 20	1	Chesterfield Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
22	Loan	19, 33	1	3 Palms Resort	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-33

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Subordinate Companion Loan Cut-off Date Balance ($)	Subordinate Companion Loan Interest Rate	Whole Loan Cut-off Date Balance ($)	Whole Loan Monthly Debt Service ($)	Whole Loan Cut-off Date LTV Ratio (%)	Whole Loan Underwritten NCF DSCR (x)	Whole Loan Underwritten NOI Debt Yield (%)	Mezzanine Debt Cut-off Date Balance($)	Mezzanine Debt Interest Rate (%)
								9		14
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
24	Loan		1	SOS Storage Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	NAP	NAP	53,000,000	305,176.33	67.0%	1.59	11.4%	NAP	NAP
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
27	Loan	23	1	Terraces at Windy Hill	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
28	Loan	16, 19, 20	1	Empire Burbank	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-34

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Total Debt Cut-off Date Balance ($)	Total Debt Monthly Debt Service ($)	Total Debt Cut-off Date LTV Ratio (%)	Total Debt Underwritten NCF DSCR (x)	Total Debt Underwritten NOI Debt Yield (%)	Future Additional Debt Permitted (Y/N)	Future Debt Permitted Type
						9		14		13	13
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	NAP	NAP	NAP	NAP	NAP	No	NAP
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	NAP	NAP	NAP	NAP	NAP	No	NAP
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	129,500,000	858,970.89	61.6%	1.43	12.5%	No	NAP
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	NAP	NAP	NAP	NAP	NAP	No	NAP
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	NAP	NAP	NAP	No	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAP	NAP	NAP	NAP	NAP	Yes	Future Mezzanine Loan
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	NAP	NAP	NAP	NAP	No	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	NAP	NAP	NAP	NAP	NAP	Yes	Future Mezzanine Loan
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAP	NAP	NAP	NAP	NAP	No	NAP
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	NAP	NAP	NAP	NAP	NAP	No	NAP
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	NAP	NAP	NAP	NAP	NAP	No	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	330,000,000	2,384,801.85	59.5%	1.00	9.6%	No	NAP
13	Loan	6, 7, 19, 30	2	OPI Portfolio	NAP	NAP	NAP	NAP	NAP	No	NAP
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	NAP	NAP	NAP	NAP	NAP	No	NAP
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	NAP	NAP	NAP	NAP	NAP	No	NAP
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	NAP	NAP	NAP	NAP	NAP	No	NAP
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	NAP	NAP	NAP	No	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	NAP	NAP	NAP	NAP	NAP	No	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	NAP	NAP	NAP	NAP	NAP	No	NAP
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	NAP	NAP	NAP	NAP	NAP	No	NAP
21	Loan	19, 20	1	Chesterfield Marketplace	NAP	NAP	NAP	NAP	NAP	No	NAP
22	Loan	19, 33	1	3 Palms Resort	NAP	NAP	NAP	NAP	NAP	No	NAP

A-35

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Total Debt Cut-off Date Balance ($)	Total Debt Monthly Debt Service ($)	Total Debt Cut-off Date LTV Ratio (%)	Total Debt Underwritten NCF DSCR (x)	Total Debt Underwritten NOI Debt Yield (%)	Future Additional Debt Permitted (Y/N)	Future Debt Permitted Type
						9		14		13	13
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	NAP	NAP	NAP	NAP	NAP	No	NAP
24	Loan		1	SOS Storage Center	NAP	NAP	NAP	NAP	NAP	No	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	NAP	NAP	NAP	NAP	NAP	No	NAP
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	NAP	NAP	NAP	NAP	NAP	No	NAP
27	Loan	23	1	Terraces at Windy Hill	NAP	NAP	NAP	NAP	NAP	No	NAP
28	Loan	16, 19, 20	1	Empire Burbank	NAP	NAP	NAP	NAP	NAP	No	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	NAP	NAP	NAP	NAP	NAP	No	NAP
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	NAP	NAP	NAP	No	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	NAP	NAP	NAP	NAP	NAP	No	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue	NAP	NAP	NAP	NAP	NAP	No	NAP

A-36

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Sponsor	Non-Recourse Carveout Guarantor
						24
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	Simon Property Group, L.P. and Institutional Mall Investors LLC	Simon Property Group, L.P.
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	Simon Property Group, L.P.	Simon Property Group, L.P.
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	Carolyn Dayon, Harry Adjmi, Eva Vegh and Yael Ishakis	Carolyn Dayon, Harry Adjmi, Eva Vegh and Yael Ishakis
3.01	Property		1	Three Bala Plaza
3.02	Property		1	One Bala Plaza
3.03	Property		1	Two Bala Plaza
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	Global Net Lease, Inc.	Global Net Lease, Inc.
4.01	Property		1	Northwoods Marketplace
4.02	Property		1	The Centrum
4.03	Property		1	Lawton Marketplace
4.04	Property		1	Carlisle Crossing
4.05	Property		1	Southway Shopping Center
4.06	Property		1	Parkway Centre South
4.07	Property		1	Houma Crossing
4.08	Property		1	North Lake Square
4.09	Property		1	Liberty Crossing
4.10	Property		1	Owensboro Town Center
4.11	Property		1	Harbor Town Center
4.12	Property		1	Lord Salisbury Center
4.13	Property		1	Terrell Mill Village
4.14	Property		1	The Ridge at Turtle Creek
4.15	Property		1	Nordstrom Rack
4.16	Property		1	Ventura Place
4.17	Property		1	Quail Springs
4.18	Property		1	Wallace Commons
4.19	Property		1	Waterford Park South
4.20	Property		1	Evergreen Marketplace
4.21	Property		1	Derby Marketplace
4.22	Property		1	Stoneridge Village
4.23	Property		1	FreshThyme & DSW
4.24	Property		1	Crossroads Annex
4.25	Property		1	Tellico Village
4.26	Property		1	Walmart Neighborhood Market
4.27	Property		1	PetSmart & Old Navy
4.28	Property		1	Sutters Creek
4.29	Property		1	Mattress Firm & Panera Bread
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	Martin Joseph and Hershy Silberstein	Martin Joseph and Hershy Silberstein
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	AG Net Lease IV (Q) Corp., AG Net Lease IV Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P.	AG Net Lease IV (Q) Corp., AG Net Lease IV Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P.
6.01	Property		1	1-4 Plant Street & 41 Wall Street
6.02	Property		1	2222 & 2300 Highland Road
7	Loan	12, 16, 27	1	The Park at Trowbridge	David Dedvukaj	David Dedvukaj
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	Moshe Horn	Moshe Horn, Ari Biderman, and Mordechy Donat
8.01	Property		1	The Residence at Patriot Place
8.02	Property		1	Magnolia Manor
8.03	Property		1	The Retreat at Ragan Park
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	New Mountain Net Lease Partners II Corporation	New Mountain Net Lease Partners II Corporation
9.01	Property		1	6940 Cornhusker Highway
9.02	Property		1	221 Law Street
9.03	Property		1	1956 Singleton Boulevard
9.04	Property		1	351 21st Street
9.05	Property		1	161 Lorne Avenue West
9.06	Property		1	18300 Market Street
9.07	Property		1	3232 West Lancaster Avenue
10	Loan	6, 16	2	Metra Portfolio	Agracel, Inc.	Agracel, Inc.
10.01	Property		1	Belding
10.02	Property		1	Grand Rapids
11	Loan	20	1	Utica Park Place	REDICO Properties LLC	REDICO Properties LLC
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	Tishman Speyer Properties, L.P. and Silverstein Properties, LLC	NAP
13	Loan	6, 7, 19, 30	2	OPI Portfolio	Office Properties Income Trust	Office Properties Income Trust
13.01	Property		1	1 Primerica Parkway
13.02	Property		1	701 Clay Avenue
14	Loan	1, 7, 12, 26	1	Creekside Town Center	Cane Living Trust Dated February 17, 1981 and The Ronald and Mary Ellen Cane 1996 Irrevocable Trust	Cane Living Trust Dated February 17, 1981 and The Ronald and Mary Ellen Cane 1996 Irrevocable Trust
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	Joel Yacoob and Shiya Labin	Joel Yacoob and Shiya Labin
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	Shridhar Marupudi and Ziaur Rahman	Shridhar Marupudi and Ziaur Rahman
17	Loan		1	Magnolia Cove Apartments	Gary W. Gates, Jr.	Gary W. Gates, Jr.
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	The Stahl Organization	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	Mendel Steiner	Mendel Steiner
19.01	Property		1	Knoll Ridge Apartments I
19.02	Property		1	Knoll Ridge Apartments II
19.03	Property		1	Knoll Ridge Apartments III
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	Jeffrey J. Feil	Jeffrey J. Feil and Joseph Nakash
21	Loan	19, 20	1	Chesterfield Marketplace	Yitzchak M. Green and Basha Rivka Green	Yitzchak M. Green and Basha Rivka Green
22	Loan	19, 33	1	3 Palms Resort	Peter Sun and Lily Hsue	Peter Sun and Lily Hsue

A-37

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Sponsor	Non-Recourse Carveout Guarantor
						24
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	Joshua S. Peck	Joshua S. Peck
24	Loan		1	SOS Storage Center	Wayne G. Anastasi and Scott Anastasi	Wayne G. Anastasi and Scott Anastasi
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	Regency Commercial Associates LLC	Regency Commercial Associates LLC
25.01	Property		1	Twin County Plaza
25.02	Property		1	Prestonsburg Village
25.03	Property		1	Village Center
25.04	Property		1	River Creek Village
25.05	Property		1	Jackson Park
25.06	Property		1	Wabash Crossing West
25.07	Property		1	Oak Station
25.08	Property		1	College Square Plaza
25.09	Property		1	Lowell Plaza
25.10	Property		1	Flint River Plaza
25.11	Property		1	Jackson Square
26	Loan	19, 27	1	Holiday Inn Kansas City	Larry Patel	Larry Patel
27	Loan	23	1	Terraces at Windy Hill	David R. Fried and Fried Living Trust Dated June 27, 1997	David R. Fried and Fried Living Trust Dated June 27, 1997
28	Loan	16, 19, 20	1	Empire Burbank	Weston Cookler and Hillary Cookler	Weston Cookler and Hillary Cookler
29	Loan	19	1	Best Western Plus Wichita West Airport	Larry Patel	Larry Patel
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	Dax T.S. Mitchell and Andrew Gi	Dax T.S. Mitchell and Andrew Gi
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	Andrew Brain and Chadwick Sneed	Andrew Brain and Chadwick Sneed
32	Loan	2, 15, 22	1	11 West Prospect Avenue	Francesco Brusco	Francesco Brusco

A-38

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Delaware Statutory Trust (Y/N)	Tenants-in-common (Y/N)	Loan Purpose	Property Located Within a Qualified Opportunity Zone (Y/N)	Sources: Loan Amount ($)	Sources: Principal's New Cash Contribution ($)	Sources: Subordinate Debt ($)	Sources: Other Sources ($)	Sources: Total Sources ($)	Uses: Loan Payoff ($)
						33		29
1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	No	No	Refinance	No	264,000,000	88,955,402	30,000,000	0	382,955,402	373,692,064
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	No	No	Refinance	No	360,000,000	32,236,503	0	0	392,236,503	384,870,923
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	No	Yes	Acquisition		99,500,000	51,299,773	30,000,000	20,298,509	201,098,281	0
3.01	Property		1	Three Bala Plaza				No
3.02	Property		1	One Bala Plaza				No
3.03	Property		1	Two Bala Plaza				No
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	No	No	Recapitalization		260,000,000	0	0	0	260,000,000	0
4.01	Property		1	Northwoods Marketplace				No
4.02	Property		1	The Centrum				No
4.03	Property		1	Lawton Marketplace				No
4.04	Property		1	Carlisle Crossing				No
4.05	Property		1	Southway Shopping Center				No
4.06	Property		1	Parkway Centre South				No
4.07	Property		1	Houma Crossing				No
4.08	Property		1	North Lake Square				No
4.09	Property		1	Liberty Crossing				No
4.10	Property		1	Owensboro Town Center				No
4.11	Property		1	Harbor Town Center				No
4.12	Property		1	Lord Salisbury Center				No
4.13	Property		1	Terrell Mill Village				No
4.14	Property		1	The Ridge at Turtle Creek				No
4.15	Property		1	Nordstrom Rack				No
4.16	Property		1	Ventura Place				No
4.17	Property		1	Quail Springs				No
4.18	Property		1	Wallace Commons				No
4.19	Property		1	Waterford Park South				No
4.20	Property		1	Evergreen Marketplace				No
4.21	Property		1	Derby Marketplace				No
4.22	Property		1	Stoneridge Village				No
4.23	Property		1	FreshThyme & DSW				No
4.24	Property		1	Crossroads Annex				No
4.25	Property		1	Tellico Village				No
4.26	Property		1	Walmart Neighborhood Market				No
4.27	Property		1	PetSmart & Old Navy				No
4.28	Property		1	Sutters Creek				No
4.29	Property		1	Mattress Firm & Panera Bread				No
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	No	No	Refinance	No	36,000,000	0	0	0	36,000,000	23,050,592
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	No	No	Recapitalization		34,000,000	0	0	0	34,000,000	0
6.01	Property		1	1-4 Plant Street & 41 Wall Street				No
6.02	Property		1	2222 & 2300 Highland Road				No
7	Loan	12, 16, 27	1	The Park at Trowbridge	No	No	Refinance	No	33,000,000	0	0	0	33,000,000	18,652,772
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	No	No	Refinance		33,000,000	1,381,771	0	0	34,381,771	28,338,908
8.01	Property		1	The Residence at Patriot Place				No
8.02	Property		1	Magnolia Manor				No
8.03	Property		1	The Retreat at Ragan Park				No
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	No	No	Recapitalization		31,350,000	0	0	0	31,350,000	0
9.01	Property		1	6940 Cornhusker Highway				No
9.02	Property		1	221 Law Street				No
9.03	Property		1	1956 Singleton Boulevard				No
9.04	Property		1	351 21st Street				No
9.05	Property		1	161 Lorne Avenue West				No
9.06	Property		1	18300 Market Street				No
9.07	Property		1	3232 West Lancaster Avenue				No
10	Loan	6, 16	2	Metra Portfolio	No	No	Acquisition		27,216,296	16,805,252	0	0	44,021,548	0
10.01	Property		1	Belding				No
10.02	Property		1	Grand Rapids				No
11	Loan	20	1	Utica Park Place	No	No	Refinance	No	27,000,000	188,654	0	0	27,188,654	26,062,741
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	No	No	Refinance	No	274,000,000	13,988,916	56,000,000	0	343,988,916	301,013,950
13	Loan	6, 7, 19, 30	2	OPI Portfolio	No	No	Recapitalization		54,300,000	0	0	0	54,300,000	0
13.01	Property		1	1 Primerica Parkway				No
13.02	Property		1	701 Clay Avenue				No
14	Loan	1, 7, 12, 26	1	Creekside Town Center	No	No	Acquisition	No	71,525,000	58,342,802	0	0	129,867,802	0
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	No	Yes	Acquisition	No	24,000,000	19,381,117	0	0	43,381,117	0
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	No	No	Acquisition	No
17	Loan		1	Magnolia Cove Apartments	No	No	Refinance	No
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	No	No	Refinance	No
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	No	No	Refinance
19.01	Property		1	Knoll Ridge Apartments I				No
19.02	Property		1	Knoll Ridge Apartments II				No
19.03	Property		1	Knoll Ridge Apartments III				No
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	No	Yes	Refinance	No
21	Loan	19, 20	1	Chesterfield Marketplace	No	No	Refinance	No
22	Loan	19, 33	1	3 Palms Resort	No	Yes	Acquisition	No

A-39

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Delaware Statutory Trust (Y/N)	Tenants-in-common (Y/N)	Loan Purpose	Property Located Within a Qualified Opportunity Zone (Y/N)	Sources: Loan Amount ($)	Sources: Principal's New Cash Contribution ($)	Sources: Subordinate Debt ($)	Sources: Other Sources ($)	Sources: Total Sources ($)	Uses: Loan Payoff ($)
						33		29
23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	No	Yes	Acquisition	No
24	Loan		1	SOS Storage Center	No	No	Refinance	No
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	No	No	Recapitalization
25.01	Property		1	Twin County Plaza				No
25.02	Property		1	Prestonsburg Village				No
25.03	Property		1	Village Center				No
25.04	Property		1	River Creek Village				No
25.05	Property		1	Jackson Park				No
25.06	Property		1	Wabash Crossing West				No
25.07	Property		1	Oak Station				No
25.08	Property		1	College Square Plaza				No
25.09	Property		1	Lowell Plaza				No
25.10	Property		1	Flint River Plaza				No
25.11	Property		1	Jackson Square				No
26	Loan	19, 27	1	Holiday Inn Kansas City	No	No	Refinance	No
27	Loan	23	1	Terraces at Windy Hill	No	No	Refinance	No
28	Loan	16, 19, 20	1	Empire Burbank	No	No	Refinance	No
29	Loan	19	1	Best Western Plus Wichita West Airport	No	No	Refinance	No
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	No	No	Recapitalization	No
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	No	No	Refinance	No
32	Loan	2, 15, 22	1	11 West Prospect Avenue	No	No	Refinance	No

A-40

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Uses: Purchase Price ($)	Uses: Closing Costs ($)	Uses: Reserves ($)	Uses: Principal Equity Distribution ($)	Uses: Other Uses ($)	Uses: Total Uses ($)	Franchise Agreement Expiration	Underwritten ADR ($)	Underwritten RevPAR ($)	Underwritten Hotel Occupancy (%)	Most Recent ADR ($)	Most Recent RevPAR ($)

1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	0	1,963,843	7,299,496	0	0	382,955,402	NAP	NAP	NAP	NAP	NAP	NAP
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	0	2,981,210	4,384,369	0	0	392,236,503	NAP	NAP	NAP	NAP	NAP	NAP
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	185,000,000	6,986,046	9,112,235	0	0	201,098,281	NAP	NAP	NAP	NAP	NAP	NAP
3.01	Property		1	Three Bala Plaza							NAP	NAP	NAP	NAP	NAP	NAP
3.02	Property		1	One Bala Plaza							NAP	NAP	NAP	NAP	NAP	NAP
3.03	Property		1	Two Bala Plaza							NAP	NAP	NAP	NAP	NAP	NAP
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	0	5,051,814	16,315,372	238,632,813	0	260,000,000	NAP	NAP	NAP	NAP	NAP	NAP
4.01	Property		1	Northwoods Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
4.02	Property		1	The Centrum							NAP	NAP	NAP	NAP	NAP	NAP
4.03	Property		1	Lawton Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
4.04	Property		1	Carlisle Crossing							NAP	NAP	NAP	NAP	NAP	NAP
4.05	Property		1	Southway Shopping Center							NAP	NAP	NAP	NAP	NAP	NAP
4.06	Property		1	Parkway Centre South							NAP	NAP	NAP	NAP	NAP	NAP
4.07	Property		1	Houma Crossing							NAP	NAP	NAP	NAP	NAP	NAP
4.08	Property		1	North Lake Square							NAP	NAP	NAP	NAP	NAP	NAP
4.09	Property		1	Liberty Crossing							NAP	NAP	NAP	NAP	NAP	NAP
4.10	Property		1	Owensboro Town Center							NAP	NAP	NAP	NAP	NAP	NAP
4.11	Property		1	Harbor Town Center							NAP	NAP	NAP	NAP	NAP	NAP
4.12	Property		1	Lord Salisbury Center							NAP	NAP	NAP	NAP	NAP	NAP
4.13	Property		1	Terrell Mill Village							NAP	NAP	NAP	NAP	NAP	NAP
4.14	Property		1	The Ridge at Turtle Creek							NAP	NAP	NAP	NAP	NAP	NAP
4.15	Property		1	Nordstrom Rack							NAP	NAP	NAP	NAP	NAP	NAP
4.16	Property		1	Ventura Place							NAP	NAP	NAP	NAP	NAP	NAP
4.17	Property		1	Quail Springs							NAP	NAP	NAP	NAP	NAP	NAP
4.18	Property		1	Wallace Commons							NAP	NAP	NAP	NAP	NAP	NAP
4.19	Property		1	Waterford Park South							NAP	NAP	NAP	NAP	NAP	NAP
4.20	Property		1	Evergreen Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
4.21	Property		1	Derby Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
4.22	Property		1	Stoneridge Village							NAP	NAP	NAP	NAP	NAP	NAP
4.23	Property		1	FreshThyme & DSW							NAP	NAP	NAP	NAP	NAP	NAP
4.24	Property		1	Crossroads Annex							NAP	NAP	NAP	NAP	NAP	NAP
4.25	Property		1	Tellico Village							NAP	NAP	NAP	NAP	NAP	NAP
4.26	Property		1	Walmart Neighborhood Market							NAP	NAP	NAP	NAP	NAP	NAP
4.27	Property		1	PetSmart & Old Navy							NAP	NAP	NAP	NAP	NAP	NAP
4.28	Property		1	Sutters Creek							NAP	NAP	NAP	NAP	NAP	NAP
4.29	Property		1	Mattress Firm & Panera Bread							NAP	NAP	NAP	NAP	NAP	NAP
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	0	1,071,003	9,460,277	2,418,127	0	36,000,000	NAP	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	0	4,983,939	0	29,016,061	0	34,000,000	NAP	NAP	NAP	NAP	NAP	NAP
6.01	Property		1	1-4 Plant Street & 41 Wall Street							NAP	NAP	NAP	NAP	NAP	NAP
6.02	Property		1	2222 & 2300 Highland Road							NAP	NAP	NAP	NAP	NAP	NAP
7	Loan	12, 16, 27	1	The Park at Trowbridge	0	800,483	5,141,962	8,404,784	0	33,000,000	NAP	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	0	4,100,956	1,941,908	0	0	34,381,771	NAP	NAP	NAP	NAP	NAP	NAP
8.01	Property		1	The Residence at Patriot Place							NAP	NAP	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor							NAP	NAP	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park							NAP	NAP	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	0	2,035,024	0	29,314,976	0	31,350,000	NAP	NAP	NAP	NAP	NAP	NAP
9.01	Property		1	6940 Cornhusker Highway							NAP	NAP	NAP	NAP	NAP	NAP
9.02	Property		1	221 Law Street							NAP	NAP	NAP	NAP	NAP	NAP
9.03	Property		1	1956 Singleton Boulevard							NAP	NAP	NAP	NAP	NAP	NAP
9.04	Property		1	351 21st Street							NAP	NAP	NAP	NAP	NAP	NAP
9.05	Property		1	161 Lorne Avenue West							NAP	NAP	NAP	NAP	NAP	NAP
9.06	Property		1	18300 Market Street							NAP	NAP	NAP	NAP	NAP	NAP
9.07	Property		1	3232 West Lancaster Avenue							NAP	NAP	NAP	NAP	NAP	NAP
10	Loan	6, 16	2	Metra Portfolio	41,871,225	2,087,823	62,500	0	0	44,021,548	NAP	NAP	NAP	NAP	NAP	NAP
10.01	Property		1	Belding							NAP	NAP	NAP	NAP	NAP	NAP
10.02	Property		1	Grand Rapids							NAP	NAP	NAP	NAP	NAP	NAP
11	Loan	20	1	Utica Park Place	0	1,125,913	0	0	0	27,188,654	NAP	NAP	NAP	NAP	NAP	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	0	13,809,715	29,165,251	0	0	343,988,916	NAP	NAP	NAP	NAP	NAP	NAP
13	Loan	6, 7, 19, 30	2	OPI Portfolio	0	2,287,633	11,686,597	40,325,770	0	54,300,000	NAP	NAP	NAP	NAP	NAP	NAP
13.01	Property		1	1 Primerica Parkway							NAP	NAP	NAP	NAP	NAP	NAP
13.02	Property		1	701 Clay Avenue							NAP	NAP	NAP	NAP	NAP	NAP
14	Loan	1, 7, 12, 26	1	Creekside Town Center	125,500,000	1,557,364	2,810,438	0	0	129,867,802	NAP	NAP	NAP	NAP	NAP	NAP
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	40,000,000	827,747	2,553,370	0	0	43,381,117	12/31/2037	103.89	72.72	70.0%	103.89	72.72
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion							NAP	NAP	NAP	NAP	NAP	NAP
17	Loan		1	Magnolia Cove Apartments							NAP	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson							NAP	NAP	NAP	NAP	NAP	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments							NAP	NAP	NAP	NAP	NAP	NAP
19.01	Property		1	Knoll Ridge Apartments I							NAP	NAP	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II							NAP	NAP	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III							NAP	NAP	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue							NAP	NAP	NAP	NAP	NAP	NAP
21	Loan	19, 20	1	Chesterfield Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
22	Loan	19, 33	1	3 Palms Resort							NAP	101.95	95.62	93.8%	101.23	94.65

A-41

BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Uses: Purchase Price ($)	Uses: Closing Costs ($)	Uses: Reserves ($)	Uses: Principal Equity Distribution ($)	Uses: Other Uses ($)	Uses: Total Uses ($)	Franchise Agreement Expiration	Underwritten ADR ($)	Underwritten RevPAR ($)	Underwritten Hotel Occupancy (%)	Most Recent ADR ($)	Most Recent RevPAR ($)

23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace							NAP	NAP	NAP	NAP	NAP	NAP
24	Loan		1	SOS Storage Center							NAP	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio							NAP	NAP	NAP	NAP	NAP	NAP
25.01	Property		1	Twin County Plaza							NAP	NAP	NAP	NAP	NAP	NAP
25.02	Property		1	Prestonsburg Village							NAP	NAP	NAP	NAP	NAP	NAP
25.03	Property		1	Village Center							NAP	NAP	NAP	NAP	NAP	NAP
25.04	Property		1	River Creek Village							NAP	NAP	NAP	NAP	NAP	NAP
25.05	Property		1	Jackson Park							NAP	NAP	NAP	NAP	NAP	NAP
25.06	Property		1	Wabash Crossing West							NAP	NAP	NAP	NAP	NAP	NAP
25.07	Property		1	Oak Station							NAP	NAP	NAP	NAP	NAP	NAP
25.08	Property		1	College Square Plaza							NAP	NAP	NAP	NAP	NAP	NAP
25.09	Property		1	Lowell Plaza							NAP	NAP	NAP	NAP	NAP	NAP
25.10	Property		1	Flint River Plaza							NAP	NAP	NAP	NAP	NAP	NAP
25.11	Property		1	Jackson Square							NAP	NAP	NAP	NAP	NAP	NAP
26	Loan	19, 27	1	Holiday Inn Kansas City							12/16/2039	104.27	56.62	54.3%	104.27	56.62
27	Loan	23	1	Terraces at Windy Hill							NAP	NAP	NAP	NAP	NAP	NAP
28	Loan	16, 19, 20	1	Empire Burbank							NAP	NAP	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport							12/28/2026	80.69	46.88	58.1%	80.69	46.88
30	Loan	16, 19	1	Babcock & Wilcox - Chanute							NAP	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center							NAP	NAP	NAP	NAP	NAP	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue							NAP	NAP	NAP	NAP	NAP	NAP

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BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Most Recent Hotel Occupancy (%)	Second Most Recent ADR ($)	Second Most Recent RevPAR ($)	Second Most Recent Hotel Occupancy (%)	Third Most Recent ADR ($)	Third Most Recent RevPAR ($)	Third Most Recent Hotel Occupancy (%)

1	Loan	1, 7, 12, 13, 19, 24	1	Woodfield Mall	NAP	NAP	NAP	NAP	NAP	NAP	NAP
2	Loan	1, 3, 7, 12, 13, 23, 24, 31	1	Arundel Mills and Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
3	Loan	2, 6, 7, 12, 13, 20, 23, 33	3	Bala Plaza Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
3.01	Property		1	Three Bala Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
3.02	Property		1	One Bala Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
3.03	Property		1	Two Bala Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4	Loan	1, 4, 5, 6, 7, 12, 16, 18, 19, 23, 27, 30	29	RTL Retail Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.01	Property		1	Northwoods Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.02	Property		1	The Centrum	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.03	Property		1	Lawton Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.04	Property		1	Carlisle Crossing	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.05	Property		1	Southway Shopping Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.06	Property		1	Parkway Centre South	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.07	Property		1	Houma Crossing	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.08	Property		1	North Lake Square	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.09	Property		1	Liberty Crossing	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.10	Property		1	Owensboro Town Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.11	Property		1	Harbor Town Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.12	Property		1	Lord Salisbury Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.13	Property		1	Terrell Mill Village	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.14	Property		1	The Ridge at Turtle Creek	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.15	Property		1	Nordstrom Rack	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.16	Property		1	Ventura Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.17	Property		1	Quail Springs	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.18	Property		1	Wallace Commons	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.19	Property		1	Waterford Park South	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.20	Property		1	Evergreen Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.21	Property		1	Derby Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.22	Property		1	Stoneridge Village	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.23	Property		1	FreshThyme & DSW	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.24	Property		1	Crossroads Annex	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.25	Property		1	Tellico Village	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.26	Property		1	Walmart Neighborhood Market	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.27	Property		1	PetSmart & Old Navy	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.28	Property		1	Sutters Creek	NAP	NAP	NAP	NAP	NAP	NAP	NAP
4.29	Property		1	Mattress Firm & Panera Bread	NAP	NAP	NAP	NAP	NAP	NAP	NAP
5	Loan	4, 14, 16, 18, 27, 28	1	2136 Honeywell Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6	Loan	6, 12, 13, 16	2	MRP Solutions Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6.01	Property		1	1-4 Plant Street & 41 Wall Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP
6.02	Property		1	2222 & 2300 Highland Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP
7	Loan	12, 16, 27	1	The Park at Trowbridge	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8	Loan	6, 13, 16, 28	3	Tusk Multifamily Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.01	Property		1	The Residence at Patriot Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.02	Property		1	Magnolia Manor	NAP	NAP	NAP	NAP	NAP	NAP	NAP
8.03	Property		1	The Retreat at Ragan Park	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9	Loan	1, 6, 16, 19, 24	7	New Mountain - Cleaver Brooks	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.01	Property		1	6940 Cornhusker Highway	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.02	Property		1	221 Law Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.03	Property		1	1956 Singleton Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.04	Property		1	351 21st Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.05	Property		1	161 Lorne Avenue West	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.06	Property		1	18300 Market Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP
9.07	Property		1	3232 West Lancaster Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10	Loan	6, 16	2	Metra Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10.01	Property		1	Belding	NAP	NAP	NAP	NAP	NAP	NAP	NAP
10.02	Property		1	Grand Rapids	NAP	NAP	NAP	NAP	NAP	NAP	NAP
11	Loan	20	1	Utica Park Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP
12	Loan	1, 4, 7, 12, 13, 19, 21, 23, 24	1	11 West 42nd Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP
13	Loan	6, 7, 19, 30	2	OPI Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
13.01	Property		1	1 Primerica Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP
13.02	Property		1	701 Clay Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP
14	Loan	1, 7, 12, 26	1	Creekside Town Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
15	Loan	5, 19, 33	1	Hyatt Regency Schaumburg	70.0%	95.79	67.13	70.1%	80.89	44.79	55.4%
16	Loan	12, 19, 20, 23	1	Maple Hill Pavilion	NAP	NAP	NAP	NAP	NAP	NAP	NAP
17	Loan		1	Magnolia Cove Apartments	NAP	NAP	NAP	NAP	NAP	NAP	NAP
18	Loan	1, 7, 12, 19, 21, 24	1	60 Hudson	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19	Loan	6, 7, 16, 19	3	Knoll Ridge Apartments	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.01	Property		1	Knoll Ridge Apartments I	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.02	Property		1	Knoll Ridge Apartments II	NAP	NAP	NAP	NAP	NAP	NAP	NAP
19.03	Property		1	Knoll Ridge Apartments III	NAP	NAP	NAP	NAP	NAP	NAP	NAP
20	Loan	2, 7, 12, 19, 21, 33	1	645 North Michigan Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP
21	Loan	19, 20	1	Chesterfield Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
22	Loan	19, 33	1	3 Palms Resort	93.5%	99.31	89.66	90.3%	80.63	72.25	89.6%

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BMO 2023-C7

Annex A

Loan ID Number	Loan / Property Flag	Footnotes (for Loan and Property Information)	# of Properties	Property Name	Most Recent Hotel Occupancy (%)	Second Most Recent ADR ($)	Second Most Recent RevPAR ($)	Second Most Recent Hotel Occupancy (%)	Third Most Recent ADR ($)	Third Most Recent RevPAR ($)	Third Most Recent Hotel Occupancy (%)

23	Loan	12, 16, 19, 20, 23, 33	1	Coleman Marketplace	NAP	NAP	NAP	NAP	NAP	NAP	NAP
24	Loan		1	SOS Storage Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25	Loan	4, 5, 6, 7, 19, 23	11	Regency Retail Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.01	Property		1	Twin County Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.02	Property		1	Prestonsburg Village	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.03	Property		1	Village Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.04	Property		1	River Creek Village	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.05	Property		1	Jackson Park	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.06	Property		1	Wabash Crossing West	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.07	Property		1	Oak Station	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.08	Property		1	College Square Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.09	Property		1	Lowell Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.10	Property		1	Flint River Plaza	NAP	NAP	NAP	NAP	NAP	NAP	NAP
25.11	Property		1	Jackson Square	NAP	NAP	NAP	NAP	NAP	NAP	NAP
26	Loan	19, 27	1	Holiday Inn Kansas City	54.3%	98.81	49.01	49.6%	87.54	38.60	44.1%
27	Loan	23	1	Terraces at Windy Hill	NAP	NAP	NAP	NAP	NAP	NAP	NAP
28	Loan	16, 19, 20	1	Empire Burbank	NAP	NAP	NAP	NAP	NAP	NAP	NAP
29	Loan	19	1	Best Western Plus Wichita West Airport	58.1%	78.52	44.28	56.4%	70.86	39.47	55.7%
30	Loan	16, 19	1	Babcock & Wilcox - Chanute	NAP	NAP	NAP	NAP	NAP	NAP	NAP
31	Loan	17, 27, 30	1	Southside Plaza Shopping Center	NAP	NAP	NAP	NAP	NAP	NAP	NAP
32	Loan	2, 15, 22	1	11 West Prospect Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP

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Footnotes to Annex A

(1)	“BMO” denotes Bank of Montreal as Mortgage Loan Seller, “SMC” denotes Starwood Mortgage Capital LLC as Mortgage Loan Seller, “UBS AG” denotes UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York as Mortgage Loan Seller, “KeyBank” denotes KeyBank National Association as Mortgage Loan Seller, “CREFI” denotes Citi Real Estate Funding Inc. as Mortgage Loan Seller, “GCMC” denotes Greystone Commercial Mortgage Capital LLC as Mortgage Loan Seller and “Regions” denotes RRECM Capital II, LLC (formerly known as Sabal Capital II, LLC) as Mortgage Loan Seller.

With respect to Loan No. 1, Woodfield Mall, the mortgage loan is part of a Whole Loan that was co-originated by BMO, Barclays Capital Real Estate Inc. and Bank of America, N.A.  The portion of the Woodfield Mall Mortgage Loan evidenced by promissory note A-2-1 was originated by Barclays Capital Real Estate Inc. and subsequently acquired by BMO.

With respect to Loan No. 2, Arundel Mills and Marketplace, the mortgage loan is part of a whole loan that was co-originated by Wells Fargo Bank, National Association, Societe Generale Financial Corporation, DBR Investments Co. Limited and CREFI.

With respect to Loan No. 4, RTL Retail Portfolio, the mortgage loan is part of a whole loan that was co-originated by KeyBank National Association, Barclays, Societe Generale Financial Corporation and BMO.

With respect to Loan No. 9, New Mountain – Cleaver Brooks, the mortgage loan was originated by Goldman Sachs Bank USA, which transferred the mortgage loan to GS Commercial Real Estate LLC. Such mortgage loan was subsequently acquired by BMO.

With respect to Loan No. 12, 11 West 42nd Street, the mortgage loan is part of a whole loan that was co-originated by Bank of America, N.A., LMF Commercial, LLC and UBS AG.

With respect to Loan No. 14, Creekside Town Center, the mortgage loan is part of a whole loan that was originated by 3650 Real Estate Investment Trust 2 LLC. Such mortgage loan was subsequently acquired by BMO.

With respect to Loan No. 18, 60 Hudson, the mortgage loan is part of a whole loan that was originated by Morgan Stanley Bank, N.A. Such mortgage loan was subsequently acquired by BMO.

(2)	With respect to Loan No. 3, Bala Plaza Portfolio, the Two Bala Plaza mortgaged property consists of a 10-story office building and a three-story 100,500 square foot retail building fully occupied by Saks Fifth Avenue LLC.

With respect to Loan No. 20, 645 North Michigan Avenue, the mortgaged property is comprised of 164,650 square feet of office space primarily utilized by medical tenants making up 48.8% of underwritten base rent and 28,381 square feet of retail space making up 51.2% of underwritten base rent.

With respect to Loan No. 32, 11 West Prospect Avenue, the mortgaged property is comprised of an office component comprising 13,600 square feet and a retail component comprising 3,250 square feet.

(3)	Certain of the mortgage loans include parcels ground leased to tenants in the calculation of the total square footage and the occupancy of the mortgaged property.

With respect to Loan No. 2, Arundel Mills and Marketplace, the mortgaged property includes a larger mall and lifestyle center which consists of 1,391,652 square feet of owned improvements and 547,331 square feet of leased fee improvements. Occupancy at the mortgaged property represents the occupancy excluding square footage from the leased fee tenant, Live Casino Hotel Maryland, and is based on the Owned SF totaling 1,391,652. Occupancy including Live Casino Hotel Maryland is 98.8%.

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(4)	In certain cases, the mortgaged properties may have tenants that have executed leases that were included in the underwriting but that have not yet commenced paying rent and/or are not in occupancy.

For tenants that are one of the top 5 tenants (by net rentable area leased) for the 15 largest mortgage loans, certain of such tenants have not taken possession or commenced paying rent or sublease a material portion of their property. See “Description of the Mortgage Pool—Tenant Issues— Rights to Sublease” and “--Tenants Not Yet in Occupancy or in a Free Rent Period, Leases Under Negotiation and LOIs” in the prospectus.

With respect to Loan No. 4, RTL Retail Portfolio, (i) the Largest Tenant at the Ventura Place mortgaged property, VCA Animal Hospitals, Inc., is currently building out its space and is expected to take occupancy in December 2023; however, the tenant is paying rent.

With respect to Loan No. 5, 2136 Honeywell Avenue, the mortgaged property was 93.1% leased as of November 14, 2023. Martin Joseph and Hershy Silberstein entered into a master lease for the seven vacant units which would equate to 100.0% occupancy at the mortgaged property after giving effect to such master lease.

With respect to Loan No. 12, 11 West 42nd Street, the Third Largest Tenant, New York University, is owed approximately $1.65 million in outstanding borrower obligations related to leasing expenses and two months of free rent totaling approximately $1,125,423 ($557,140 in December 2023 and $568,283 in December 2024). All outstanding borrower obligations and free rent was reserved at origination.

With respect to Loan No. 25, Regency Retail Portfolio, the Third Largest Tenant at the College Square Plaza mortgaged property, Dollar Tree, was not yet in occupancy of its relocation space as of the origination of the mortgage loan. A total of $3,413.32 in gap rent was reserved for such tenant at mortgage loan origination.

(5)	With respect to all mortgage loans, with the exceptions of the mortgage loans listed identified in “Description of the Mortgage Pool—Certain Calculations and Definitions” in the prospectus, the Cut-off Date LTV Ratio (%) and the LTV Ratio at Maturity / ARD (%) are based on the Appraised Value ($) even though, for certain mortgage loans, the appraisal provided “as-stabilized” values based on certain criteria being met.

With respect to Loan No. 4, RTL Retail Portfolio, the Cut-off Date LTV Ratio (%) and LTV Ratio at Ma-turity / ARD (%) were calculated using the “As Portfolio” appraised value.

With respect to Loan No. 15, Hyatt Regency Schaumburg, the Appraised Value of $45,100,000 represents the prospective market value upon completion based on the assumptions that the improvements for the PIP Reserve are fully completed. Based on the "as-is" market value of $40,200,000, the Cut-off Date LTV and Maturity Date LTV / ARD (%) are 59.7%.

With respect to Loan No. 25, Regency Retail Portfolio, the appraised value of $79,100,000 is the “as-portfolio” value, which reflects a 1.2% premium attributed to the value of the related mortgaged properties as a whole, and such appraised value results in a Cut-off Date LTV Ratio (%) and LTV Ratio at Maturity / ARD (%) of 67.0% and 67.0%, respectively. The Cut-off Date LTV Ratio (%) and LTV Ratio at Maturity / ARD (%) based on the sum of the “as-is” individual appraised values of the mortgaged properties of $78,125,000 are 67.8% and 67.8%, respectively.

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(6)

For mortgage loans secured by multiple mortgaged properties, each mortgage loan’s Original Balance ($), Cut-off Date Balance ($) and Maturity / ARD Balance ($) are allocated to the respective mortgaged property based on the mortgage loan’s documentation, or if no such allocation is provided in the mortgage loan documentation, the mortgage loan seller’s determination of the appropriate allocation.

● Loan No. 3, Bala Plaza Porfolio

● Loan No. 4, RTL Retail Portfolio

● Loan No. 6, MRP Solutions Portfolio

● Loan No. 8, Tusk Multifamily Portfolio

● Loan No. 9, New Mountain – Cleaver Brooks

● Loan No. 10, Metra Portfolio

● Loan No. 13, OPI Portfolio

● Loan No. 19, Knoll Ridge Apartments

● Loan No. 25, Regency Retail Portfolio

(7)	The Original Balance ($), Cut-off Date Balance ($), and Maturity / ARD Balance ($) represent only the mortgage loan included in the issuing entity. The Underwritten NOI DSCR (x), Underwritten NCF DSCR (x), Cut-off Date LTV Ratio (%), LTV Ratio at Maturity / ARD (%), Underwritten NOI Debt Yield (%), Underwritten NCF Debt Yield (%) and Loan per Unit ($) are calculated based on the mortgage loan included in the issuing entity and the related pari passu companion loans in the aggregate but exclude any subordinate companion loan(s). For more information regarding the mortgage loans secured by the mortgaged properties identified under the column heading in this Annex A-1, see the charts titled “Whole Loan Summary” and “Whole Loan Controlling Notes and Non-Controlling Notes” in “Description of the Mortgage Pool—The Whole Loans” in the prospectus.

● Loan No. 1, Woodfield Mall

● Loan No. 2, Arundel Mills and Marketplace

● Loan No. 3, Bala Plaza Portfolio

● Loan No. 4, RTL Retail Portfolio

● Loan No. 12, 11 West 42nd Street

● Loan No. 13, OPI Portfolio

● Loan No. 14, Creekside Town Center

● Loan No. 18, 60 Hudson

● Loan No. 19, Knoll Ridge Apartments

● Loan No. 20, 645 North Michigan Avenue

● Loan No. 25, Regency Retail Portfolio

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(8)	The Administrative Fee Rate % includes the Servicing Fee, the Operating Advisor Fee, the Certificate Administrator/Trustee Fee, the Asset Representations Reviewer Fee and the CREFC® Intellectual Property Royalty License Fee applicable to each mortgage loan.

(9)	For the mortgage loans with an interest-only period that accrues interest on an Actual/360 basis, the Monthly Debt Service (IO) ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.

(10)	Intentionally blank

(11)	Intentionally blank

(12)	The “L” component of the prepayment provision represents lockout payments.

The “D” component of the prepayment provision represents defeasance payments.

The “YM” component of the prepayment provision represents yield maintenance payments.

The “O” Component of the prepayment provision represents the free payments including the Maturity Date.

Certain mortgage loans permit the release of a portion of a mortgaged property (or an individual mortgaged property, in connection with a portfolio mortgage loan) under various circumstances, as described in the prospectus. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the prospectus.

With respect to Loan No. 1, Woodfield Mall, defeasance of the Woodfield Mall Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Woodfield Mall Whole Loan to be securitized and (b) June 1, 2027. The assumed defeasance lockout period of 24 payments is based on the closing date of the BMO 2023-C7 transaction in December 2023. The actual defeasance lockout period may be longer. If any pari passu note has not been securitized for two years by June 1, 2027, the borrowers may prepay any note that has not been securitized for two years upon payment of a prepayment fee equal to the greater of (i) 1% of the prepaid amount or (ii) yield maintenance basis in conjunction with defeasance of any securitized pari passu note.

With respect to Loan No. 2, Arundel Mills and Marketplace, defeasance of the Arundel Mills and Marketplace whole loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Arundel Mills and Marketplace whole loan to be securitized and (b) December 1, 2026. The as-sumed prepayment lockout period of 25 payments is based on the closing date of the BMO 2023-C7 transaction in December 2023. The actual lockout period may be longer. If any pari passu note has not been securitized for two years by December 1, 2026, the borrowers may prepay any note that has not been securitized for two years in an amount equal to the greater of (i) 1% of prepaid amount or (ii) yield maintenance basis.

With respect to Loan No. 2, Arundel Mills and Marketplace, provided that no event of default exists and a control event has not occurred, (I) with respect to a partial prepayment, at any time prior to the date that is two years after the closing date of the securitization that includes the last note to be securitized (the “REMIC Prohibition Period”), and (II) with respect to a partial defeasance, at any time after the earlier to occur of (a) December 1, 2026, and (b) the expiration of the REMIC Prohibition Period, the Arundel Mills and Marketplace Whole Loan documents permit the release of Arundel Marketplace, which has an allocated loan amount of $11,000,000, upon defeasance or prepayment (together with, if prior to the open period, payment of a prepayment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium), as applicable, of 100% of such allocated loan amount of $11,000,000, provided the following conditions, among others, are satisfied: (i) (a) lender’s determination that the post-release debt yield for the remaining mortgaged property is equal to or greater than the pre-release debt yield for the mortgaged property, or (b) borrowers’ partial defeasance or partial prepayment of the Arundel Mills

A-48

and Marketplace Mortgage Whole Loan in an amount that would result in the post-release debt yield for the remaining mortgaged property being equal to or greater than the pre-release debt yield for the mortgaged property; (ii) an opinion of counsel that the partial release satisfies REMIC related requirements; and (iii) if Arundel Marketplace is conveyed to an affiliate, (a) receipt of an officer’s certificate confirming that the intended primary use of Arundel Marketplace will not be exclusively for retail, (b) any tenants being relocated to Arundel Marketplace from the mall property have been replaced with comparable tenants on comparable rental terms, (c) the release will not have a material adverse effect on the remaining mortgaged property and (d) a rent roll and leasing plan for the remaining mortgaged property and Arundel Marketplace.

Additionally, the borrower owns a non-income producing 24.21 acre parcel of vacant forestry land, at the mortgaged property ("Forestry Parcel"), adjacent to which is a single-family home. The home was purchased in 2002 and was surrounded by a fence.  Approximately 43,493 square feet of the Forestry Parcel (“Contested Portion”) is located within that fence. The owner of the single-family home has filed an adverse possession suit claiming ownership of the Contested Portion.  The value of the Forestry Parcel was not deducted from the appraised value of the mortgaged property in the appraisal, nor was the Forestry Parcel separately valued in the appraisal. Under the Arundel Mills and Marketplace Whole Loan documents, the borrower may obtain a release from the lien of the mortgage for no additional consideration, of the Contested Portion, or such substantially similar tract of land the borrower is required to convey in connection with the adverse possession suit (or reasonably agrees to convey to settle the suit).

With respect to Loan No. 3, Bala Plaza Portfolio, the borrowers may, provided no event of default has occurred and is continuing, prepay the Bala Plaza Portfolio whole loan in whole but not in part (i) on or after the payment date occurring in May 2028 without the payment of any prepayment premium or (ii) prior to the payment date occurring in May 2028 but excluding the period commencing (a) sixty days prior to an anticipated securitization of the Bala Plaza Portfolio whole loan and ending (b) sixty days after the Bala Plaza Portfolio whole loan has been sold to such securitization with the payment of a pre-payment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium. The assumed prepayment lockout period of three payments is based on the closing date of the BMO 2023-C7 transaction in December 2023. The actual lockout period may be longer.

With respect to Loan No. 3, Bala Plaza Portfolio, provided that no trigger period is continuing under the Bala Plaza Portfolio whole loan documents, at any time prior to the maturity date, except during the pe-riod commencing (a) sixty days prior to an anticipated securitization of the Bala Plaza Portfolio whole loan and ending (b) sixty days after the Bala Plaza Portfolio whole loan has been sold to such securitization, the borrowers may obtain the release of one or more individual Bala Plaza Portfolio Properties in connection with an arms-length sale of such Bala Plaza Portfolio Property to a third party unaffiliated with any borrower, provided that, among other conditions: (i) the borrowers prepay the debt in an amount equal to the greater of (a) 125% of the allocated loan amount for the individual Bala Plaza Portfolio Property, and (b) 100% of the net sales proceeds applicable to such individual Bala Plaza Portfolio Property, (ii) the borrowers have delivered a REMIC opinion, (iii) any conditions to such partial release under the Bala Plaza Portfolio Mezzanine Loan documents have been satisfied, or the Bala Plaza Portfolio Mezzanine Loan has been fully repaidok, (iv) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt service coverage ratio with respect to the remaining Bala Plaza Portfolio Properties is greater than the greater of (a) the debt ser-vice coverage ratio as of the origination of the Bala Plaza Portfolio whole loan, and (b) the debt service coverage ratio for all of the Bala Plaza Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, (v) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt yield with respect to the remaining Bala Plaza Portfolio Properties is equal to or greater than the greater of (a) the debt yield as of the origination of the Bala Plaza Portfolio whole loan, and (b) the debt yield for all of the Bala Plaza Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, and (vi) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the loan-to-value ratio with respect to the remaining Bala Plaza Portfolio Properties is no greater than the lesser of (a) the loan-to-value ratio as of the origination of the Bala Plaza Portfolio whole loan, and (b) the loan-to-value ratio for all of the Bala Plaza

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Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable.

Provided that no trigger period is continuing under the related Bala Plaza Portfolio whole loan docu-ments, at any time prior to the maturity date, except during the period commencing (a) sixty days prior to an anticipated securitization of the Bala Plaza Portfolio whole loan and ending (b) sixty days after the Bala Plaza Portfolio whole loan has been sold to such securitization, the borrowers may obtain the re-lease of one or more parcels of land within the boundary of the Bala Plaza Portfolio Properties that (x) does not include any portion of any of the portions of the Bala Plaza Portfolio Properties indicated in the diagrams attached as Schedule V to the Bala Plaza Portfolio whole loan agreement, (y) is separately subdivided, and (z) complies with the requirements of the development agreement encumbering the Bala Plaza Portfolio Properties, provided that, among other conditions: (i) the borrowers have delivered a REMIC opinion, and (ii) any conditions to such partial release under the Bala Plaza Portfolio Mezzanine Loan documents have been satisfied, or the Bala Plaza Portfolio Mezzanine Loan has been fully repaid.

With respect to Loan No. 4, RTL Retail Portfolio, the lockout period will be at least 12 months beginning with and including the first payment date on October 6, 2023. Defeasance of the RTL Retail Portfolio Whole Loan in full is permitted at any time after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) August 30, 2026.  In addition, voluntary prepayment of the RTL Retail Portfolio Whole Loan in full, but not in part, is permitted after September 6, 2024, and, if such prepayment is made prior to the open prepayment date on March 6, 2033, with the payment of a yield maintenance premium. The assumed defeasance lockout period of 27 payments is based on the expected BMO 2023-C7 securitization closing date in December 2023. The actual defeasance lockout period may be longer. At any time after September 6, 2024, the borrower may also obtain a release of one or more properties upon satisfaction of the conditions set forth in the loan agreement. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Releases; Partial Releases” in the preliminary prospectus.

With respect to Loan No. 6, MRP Solutions Portfolio, solely in connection with the occurrence of certain casualty or condemnation events resulting in a termination of the lease with the sole tenant (or a major replacement tenant) at the Mortgaged Property, the borrower may obtain the release of the applicable MRP Solutions Portfolio Mortgaged Properties upon the satisfaction of the following conditions, among others: (a) no event of default; (b) the borrower either prepays the MRP Solutions Portfolio Mortgage Loan or, after the expiration of the lockout period, partially defeases the MRP Solutions Portfolio Mortgage Loan, in each case in an amount equal to the 110% of the allocated loan amount attributable to the applicable individual MRP Solutions Portfolio Mortgaged Property to be released; (c) following such partial release event, the borrower continues to be a single purpose entity; (d) after giving effect to such partial release event, the DSCR for the remaining MRP Solutions Portfolio Mortgaged Property is not less than the greater of (i) 1.78x or (ii) the DSCR of the MRP Solutions Portfolio Mortgaged Properties immediately prior to such partial release event; (e) after giving effect to such partial release event, the loan-to-value ratio for the remaining MRP Solutions Portfolio Mortgaged Property does not exceed the lesser of: (i) 59% or (ii) the loan-to-value ratio of the MRP Solutions Portfolio Mortgaged Property immediately prior to such partial release event; and (f) after giving effect to such partial release event, the debt yield for the remaining MRP Solutions Portfolio Mortgaged Property is no less than the greater of: (i) 11% or (ii) the debt yield immediately prior to such partial release event.

With respect to Loan No. 7, The Park at Trowbridge, on or prior to November 6, 2025, provided that no event of default then exists, upon the written request of the borrower, the lender will calculate the mini-mum amount (the “Earn-Out Release Amount”) that, following such release, would result in both (i) an Earn-Out Debt Yield as of the end of the prior month equal to or greater than 11.0% and (ii) an Earn-Out Loan-to-Value Ratio equal to or less than 52.5%. In the event that the Earn-Out Release Amount is equal to or greater than the lesser of (i) $1,500,000 and (ii) the remaining funds in the earn-out reserve account, the lender will disburse to the borrower the applicable Earn-Out Release Amount. After No-vember 6, 2025, the lender may either (i) apply earn-out reserve funds to partially prepay The Park at Trowbridge Mortgage Loan which prepayment would not be considered an event of default (and the bor-rower must pay (A) if the earn-out reserve funds are applied to partially prepay The Park at

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Trowbridge Mortgage Loan on a day other than a monthly payment date, interest on the principal amount so prepaid through the next succeeding monthly payment date and (B) the yield maintenance premium due in con-nection with such prepayment) or (ii) continue to hold the earn-out reserve funds as additional collateral for The Park at Trowbridge Mortgage Loan. Upon completion of a defeasance event or payment in full by the borrower of The Park at Trowbridge Mortgage Loan, the lender will disburse to the borrower all remaining earn-out reserve funds.

“Earn-Out Debt Yield” means as of any date of determination, the percentage determined by Lender by dividing (i) the underwritten net cash flow by (ii) the Earn-Out Outstanding Principal Balance.

“Earn-Out Loan to Value Ratio” means, as of the date of its calculation, a ratio (expressed as a percentage) calculated by the lender, the numerator of which is equal to the Earn-Out Outstanding Principal Balance and the denominator of which is equal to the aggregate appraised value of The Park at Trowbridge Property (provided, however, that with respect to such calculation, the lender will be required to use the most recent appraisal of The Park at Trowbridge Property provided that such appraisal is dated within 12 months of such calculation).

“Earn-Out Outstanding Principal Balance” means, as of the date on which the lender receives a request for disbursement from the earn-out reserve account, an amount equal to (i) the outstanding principal balance of The Park at Trowbridge Mortgage Loan on such date less (ii) the remaining funds in the earn-out reserve account on such date (but determined assuming that the applicable Earn-Out Release Amount has already been disbursed to the borrower).

With respect to Loan No. 12, 11 West 42nd Street, the borrower is permitted to prepay the 11 West 42nd Street whole loan in whole but not in part (i) on or after the payment date occurring in January 2028 without the payment of any prepayment premium or (ii) beginning on the payment date in July 2025 with the payment of a yield maintenance premium. Defeasance of the 11 West 42nd Street whole loan in whole but not in part is permitted after the date that is earlier of (i) two years from the closing date of the securitization that includes the last note of the 11 West 42nd Street whole loan to be securitized and (ii) August 6, 2026. The assumed defeasance lockout period of 29 payments is based on the anticipated closing date of the BMO 2023-C7 securitization trust in December 2023. The actual lockout period may be longer.

With respect to Loan No. 14, Creekside Town Center, the defeasance lockout period will be at least 26 months beginning with and including the first payment date on November 5, 2023. Defeasance of the Creekside Town Center whole loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) September 28, 2027. The assumed defeasance lockout period of 26 payments is based on the expected BMO 2023-C7 securitization closing date in December 2023. The actual defeasance lockout period may be longer.

With respect to Loan No. 16, Maple Hill Pavilion, the borrower is permitted to obtain the release of a specified portion of the mortgaged property (the “Release Parcel”) in connection with a sale of the Release Parcel to a third-party, which may be an affiliate of borrower, without payment of a release price under the conditions specified in the mortgage loan documents, provided that the borrower may not obtain the release of the Release Parcel during the 60 day period before or after a proposed securitization of the loan without the prior written consent of lender.

With respect to Loan No. 18, 60 Hudson, the defeasance lockout period will be at least 26 months beginning with and including the first payment date on November 1, 2023. Defeasance of the 60 Hudson whole loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) April 1, 2027. The assumed defeasance lockout period of 26 payments is based on the expected BMO 2023-C7 securitization closing date in December 2023. The actual defeasance lockout period may be longer.

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With respect to Loan No. 20, 645 North Michigan Avenue, the lockout period will be at least 24 payment dates beginning with and including the first payment date on January 6, 2024. Defeasance of the 645 North Michigan whole loan in full (but not in part) is permitted at any time following the earlier to occur of (i) November 7, 2026 or (ii) the date that is two years from the closing date of the securitization that includes the last promissory note representing a portion of the 645 North Michigan Avenue loan to be securitized. The assumed lockout period of 24 payments is based on the expected BMO 2023-C7 securitization closing date in December 2023. The actual lockout period may be longer.

With respect to Loan No. 23, Coleman Marketplace, the borrower is permitted to obtain the release of a specified portion of the mortgaged property (the “Release Parcel”) in connection with a sale of the Release Parcel without payment of a release price under the conditions specified in the mortgage loan documents.

(13)	Refers to (a) debt secured by the mortgaged property, (b) mezzanine debt and (c) preferred equity. See “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt,” “—Preferred Equity and Preferred Return Arrangements” and “Certain Legal Aspects of the Mortgage Loans” in the prospectus for information related to mortgage loans with subordinate, mezzanine or other additional debt or preferred equity that permit subordinate, mezzanine or other additional debt in the future.

With respect to Loan No. 1, Woodfield Mall, the Woodfield Mall Property also secures the Woodfield Mall Trust Subordinate Companion Loan, which has an aggregate Cut-off Date principal balance of $30,000,000. The Woodfield Mall Trust Subordinate Companion Loan accrues interest at 10.01625% per annum. The Woodfield Mall Senior Loan is senior in right of payment to the Woodfield Mall Trust Subordinate Companion Loan. The Woodfield Mall Trust Subordinate Companion Loan will be contributed to the BMO 2023-C7 securitization trust, but will not be included in the mortgage pool. Payments allocated to the Woodfield Mall Trust Subordinate Companion Loan will be paid only to the holders of the Woodfield Mall loan-specific certificates as described in “Description of the Mortgage Pool—The Whole Loans—The Woodfield Mall Pari Passu AB Whole Loan” in the Preliminary Prospectus.

With respect to Loan No. 1, Woodfield Mall, the related mortgage loan documents permit the borrower to enter into a property-assessed clean energy loan for an amount not to exceed $5,000,000, subject to the lender’s approval and delivery of a rating agency confirmation. Additionally, the related mortgage loan documents permit upper-tier equity pledges provided that, among other conditions, (i) such debt is secured by a pledge of a substantial portion of the assets wholly owned by the pledgor, and any foreclosure of such pledge must be to a bank or similar financial institution that has (a) total assets in excess of $650,000,000 and (b) (except with respect to a pension advisory firm or similar fiduciary) either a net worth or combined capital and statutory surplus or shareholder’s equity in excess of $250,000,000 (which may include a bank or financial institution acting as agent for a group of lenders provided that 51% of such debt is held by a bank or similar financial institution meeting such requirements).

With respect to Loan No. 2, Arundel Mills and Marketplace, the mortgaged property is subject to an existing property assessed clean energy loan in an original principal amount of $2,037,877.38 from Petros PACE Finance, LLC, a Texas limited liability company, to the borrower. The PACE loan has an approximately 17-year term with final payment occurring in November 2035. The annual debt service is $195,956.85 and the remaining balance, including all interest and administrative expenses, as of October 2023 was $1,633,579.73. Payments and any accrued interest are collected on the tax bill for the Arundel Mills and Marketplace Property and constitute a first lien on the Arundel Mills and Marketplace Property that has a priority over any mortgage loan. In addition, the Arundel Mills and Marketplace Whole Loan documents permits the borrowers to enter into an additional PACE loan for an amount not to exceed $5,000,000.

With respect to Loan No. 3, Bala Plaza Portfolio, concurrently with the origination of the Bala Plaza Portfolio whole loan, Bala Plaza, Inc. originated a mezzanine loan (the “Bala Plaza Portfolio Mezzanine Loan”) in the amount of $30,000,000 to be secured by the mezzanine borrowers’ interests in the borrowers. The Bala Plaza Portfolio Mezzanine Loan accrues interest at a rate of 5.0000% per annum to be paid as part of each monthly debt service payment amount. The Bala Plaza Portfolio Mezzanine Loan has a final maturity date of November 6, 2028. An intercreditor agreement between the lender under the Bala Plaza Portfolio whole loan and the lender under the

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Bala Plaza Portfolio Mezzanine Loan was executed simultaneously with the origination of the Bala Plaza Portfolio Mezzanine Loan.

With respect to Loan No. 6, MRP Solutions Portfolio, the borrower will be permitted to enter into a mezzanine loan (“Permitted Mezzanine Loan”), provided all the following conditions are satisfied: (a) no event of default; (b) the holder of the Permitted Mezzanine Loan is an institutional lender; provided, in no event, may the holder of the Permitted Mezzanine Loan be the borrower of an affiliate of the borrower; (c) the holder is not permitted at any time the indebtedness remains outstanding to sell or transfer its right in the Permitted Mezzanine Loan except as otherwise pursuant to the intercreditor agreement; (d) the Permitted Mezzanine Loan is only undertaken pursuant to those loan documents approved by the lender in the lender’s reasonable discretion; (e) the lender and the holder of the Permitted Mezzanine Loan enter into and execute an intercreditor agreement; (f) the Permitted Mezzanine Loan is not secured by a lien on the MRP Solutions Portfolio Properties and does not constitute an obligation of the borrower but, rather, constitutes an obligation of the mezzanine borrower and any guarantor thereof and is secured solely by a security interest in mezzanine borrower’s direct or indirect ownership interests in the borrower (the “Membership Interest”) and other assets of the mezzanine borrower; in no event may the mezzanine borrower attempt to grant any lien or security interest in the MRP Solutions Portfolio Properties to secure the Permitted Mezzanine Loan; (g) the holder of the Permitted Mezzanine Loan is not entitled to foreclose on the Membership Interest except in a manner consistent with the intercreditor agreement; (h) the combined loan-to-value ratio at the time of such subordinate financing does not exceed the closing date loan-to-value ratio based on an appraisal of the MRP Solutions Portfolio Properties; (i) the annual combined DSCR on the MRP Solutions Portfolio Mortgage Loan and the Permitted Mezzanine Loan is equal to or greater than the closing date DSCR; (j) the combined debt yield is equal to or greater than the closing date debt yield; (k) (i) the Permitted Mezzanine Loan is fully non-recourse to the borrower as to principal and interest, (ii) such Permitted Mezzanine Loan is only payable to the extent available net cash flow is available, (iii) defaults under the Permitted Mezzanine Loan are limited solely to monetary defaults and fraud, (iv) any proceeds from the Permitted Mezzanine Loan will be applied to the MRP Solutions Portfolio Properties and operations thereof, (v) any obligations under the Permitted Mezzanine Loan provide for a fixed rate of interest and (vi) to the extent any balloon payment is due at the maturity of such Permitted Mezzanine Loan, (a) such maturity does not occur prior to the maturity of the MRP Solutions Portfolio Mortgage Loan and the mezzanine loan documents allow at least two one-year extensions at the option of the mezzanine borrower, or (b) any balloon payment may be paid following the maturity of the MRP Solutions Portfolio Mortgage Loan without the payment of any prepayment premium or prepayment fee; (l) the borrower has paid all of lender’s reasonable and actual out-of-pocket costs and out-of-pocket expenses related to the approval of the Permitted Mezzanine Loan; (m) the Permitted Mezzanine Loan is expressly subordinate and inferior in all respects to the MRP Solutions Portfolio Mortgage Loan; and (n) the rating condition is satisfied or deemed satisfied or waived.

With respect to Loan No. 8, Tusk Multifamily Portfolio, the mortgage loan documents permit future mezzanine debt secured by a pledge of direct equity interests in the borrowers subject to the satisfaction of certain conditions including, among others, (i) immediately after giving effect to such debt (x) the combined loan-to-value ratio may not exceed the combined loan-to-value ratio at origination of the mortgage loan, (y) the combined debt yield, as calculated in accordance with the mortgage loan documents, is at least the combined debt yield at origination of the mortgage loan and (z) the combined debt service coverage ratio, as calculated in accordance with the mortgage loan documents, is at least the combined debt service coverage ratio at origination of the mortgage loan, and (ii) execution of a subordination and intercreditor agreement reasonably acceptable to the lender and satisfactory to the rating agencies.

With respect to Loan No. 12, 11 West 42nd Street, concurrently with the funding of the 11 West 42nd Street whole loan, Bank of America, N.A. originated a mezzanine loan in the amount of $56,000,000 secured by the mezzanine borrower’s equity interests in the 11 West 42nd Street whole loan borrower (the “Mezzanine Loan”). The Mezzanine Loan is coterminous with the 11 West 42nd Street whole loan. The Mezzanine Loan accrues interest at a rate of 14.00000% per annum and requires interest-only payments until its maturity date. An intercreditor agreement was executed at loan origination between the lender and the lender of the Mezzanine Loan. Subsequent to loan origination, the Mezzanine Loan was sold by Bank of America, N.A. to an affiliate of Taconic Capital.

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With respect to Loan No. 12, 11 West 42nd Street, the borrower is permitted to enter into a “Property-Assessed Clean Energy loan” or any similar indebtedness (a “PACE Loan”) for an amount not to exceed $10,000,000, subject to the lender’s approval (not to be unreasonably withheld, conditioned or delayed) and delivery of a rating agency confirmation, which PACE Loan is (i) incurred for improvements to the mortgaged property for the purpose of increasing energy efficiency, increasing use of renewable energy sources, resource conservation, or a combination of the foregoing, and (ii) repaid through multi-year assessments against the mortgaged property. The lien resulting from any unpaid and delinquent PACE Loan payments would have property tax lien status.

(14)	The Underwritten NOI DSCR (x), Underwritten NCF DSCR (x), Whole Loan Underwritten NCF DSCR (x) and Total Debt Underwritten NCF DSCR (x) for all partial interest-only mortgage loans were calculated based on the first 12 principal and interest payments after the origination date during the term of the mortgage loan.

With respect to Loan No. 5, 2136 Honeywell Avenue, the UW NCF DSCR of 1.20x is based on 30-year amortization, assumes a stabilized underwritten vacancy of 3% and gives credit to rent payments due under the seven unleased units that are currently subject to a master lease. Without giving credit to the master lease, the UW NCF DSCR would be 1.16x.

(15)	In certain cases, Underwritten TI / LC ($) is inclusive of certain credits for upfront reserves taken at closing.

With respect to Loan No. 32, 11 West Prospect Avenue, a $5,000 credit to tenant improvements and leasing commissions has been underwritten, reflecting 1/10th of the TI/LC deposit at origination.

(16)	With respect to some mortgage loans, historical financial information may not be available as a result of acquisition financing and/or recent construction.

With respect to Loan No. 4, RTL Retail Portfolio, certain historical information prior to 2022 is limited to the information relating to the five properties acquired by the borrower sponsor in 2017 (the Liberty Crossing, Southway Shopping Center, Northwoods Marketplace, The Centrum, and Quail Springs mortgaged properties). The other 24 mortgaged properties were acquired by the borrower sponsor between February 2022 and April 2022, and accordingly, historical information for such 24 properties only includes information following the related acquisition date of the properties.

With respect to Loan No. 5, 2136 Honeywell Avenue, historical financial information is not available due to the recent development of the mortgaged property.

With respect to Loan No. 6, MRP Solutions Portfolio, historical cash flows were not provided as the borrower acquired the MRP Solutions Portfolio Properties in a sale-leaseback transaction in June 2022.

With respect to Loan No. 7, The Park at Trowbridge, historical occupancy is not available as The Park at Trowbridge Property was acquired by the borrower in April 2021, and the borrower immediately began an extensive renovation and rebranding of The Park at Trowbridge Property. The assisted living regulations on The Park at Trowbridge Property were removed in December 2021 and the renovations were completed in September 2023.

With respect to Loan No. 8, Tusk Multifamily Portfolio, historical financial information prior to 2022 is not available because the borrower sponsors acquired the mortgaged properties in 2020 and 2021, respectively.

With respect to Loan No. 9, New Mountain – Cleaver Brooks, historical financial information is not available because the Mortgaged Property was acquired by the borrower in July 2023 in a sale-leaseback transaction.

With respect to Loan No. 10, Metra Portfolio, historical financials are unavailable as the borrower spon-sor acquired the Metra Portfolio Properties in a sale-leaseback transaction.

With respect to Loan No. 19, Knoll Ridge Apartments, historical financials prior to 2021 are not available as the portfolio of mortgaged properties was acquired in 2021.

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With respect to Loan No. 23, Coleman Marketplace, historical financials prior to 2021 are not available as the mortgaged property was acquired in 2022.

With respect to Loan No. 28, Empire Burbank, historical financials are not available as the mortgaged property was acquired in 2022.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, the mortgaged property was historically owner occupied; therefore, there is no operating history.

(17)	With respect to Loan No. 31, Southside Plaza Shopping Center, the mortgaged property is subject to a ten-year tax abatement pursuant to a ground lease with The City of Lee’s Summit, Missouri (the “City”), as ground lessor, and the borrower, as ground lessee, that commenced on July 1, 2022. Under the ground lease, the borrower will pay, as rent, an annual PILOT of $0 during the first four years of the abatement, and the following amounts per year (due on December 31st) during the remaining six-year period (which amounts were calculated based on being equal to 50% of the amount of real property taxes which would have otherwise been due with respect to the Mortgaged Property if the property was not owned by the City): 2026 – $74,534; 2027 – $74,534; 2028 – $76,770; 2029 – $76,770; 2030 – $79,073; and 2031 – $79,073. In addition to the leasehold mortgage in favor of the lender, the mortgaged property is secured by a fee mortgage granted by the City. Taxes were underwritten at $105,654, which is the amount currently collected in real estate tax reimbursements from the tenants at the Southside Plaza Shopping Center mortgaged property.

(18)	Represents the amount deposited by the borrower at origination. All or a portion of this amount may have been released pursuant to the terms of the related mortgage loan documents.

With respect to Loan No. 4, RTL Retail Portfolio, at loan origination, the borrower deposited $977,500 to cover the cost of further testing to determine if certain vapor intrusion conditions exist and to mitigate any such intrusion.

With respect to Loan No. 5, 2136 Honeywell Avenue, at origination, the borrower deposited into escrow $8,000,000 in connection with the leasing of the seven unleased units at the 2136 Honeywell Avenue Property. Such funds may be released to the borrower, no earlier than two months after the origination date of the mortgage loan, upon the satisfaction of certain conditions, including, but not limited to, (i) the borrower providing evidence that the mortgaged property is 100% occupied, (ii) the lender receiving approval documentation from the New York City Family Homelessness and Eviction Prevention Supplement program for all 101 units at the mortgaged property and (iii) the debt service coverage ratio (as calculated by the lender utilizing trailing one-month income annualized and underwritten expenses equal to $533,271) being equal to or greater than 1.20x.

(19)	Represents the monthly amounts required to be deposited by the borrower. The monthly collected amounts may be increased or decreased pursuant to the terms of the related mortgage loan documents. In certain other cases, all excess cash flow will be swept into reserve accounts in the event of certain conditions being triggered in the respective mortgage loan documents.

With respect to Loan No. 1, Woodfield Mall, the borrower may provide a reserve guaranty or letter of credit in lieu of deposits of amounts due for the outstanding TI/LC reserve and/or gap rent reserve. No reserve guaranty was provided at origination.

With respect to Loan No. 4, RTL Retail Portfolio, on each monthly payment date during a cash sweep period, the borrowers are required to deposit (i)  into the replacement reserve an amount equal to $0.25 multiplied by the total number of rentable square feet of the RTL Retail Portfolio mortgaged properties divided by 12 and (ii) into the rollover reserve an amount equal to $1.50 multiplied by the total number of rentable square feet of the RTL Retail Portfolio mortgaged properties divided by 12. In the event of a partial release, each such amount (described in clause (i) and (ii) above), will be reduced by an amount equal to $0.25 (with respect to clause (i)) and $1.50 (with respect to clause (ii)) multiplied by the total number of rentable square feet of the released property divided by 12.

With respect to Loan No. 9, New Mountain – Cleaver Brooks, monthly escrows for property taxes, in-surance, capital expenditure, and TI/LCs are waived so long as a trigger period is not in effect.

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With respect to Loan No. 12, 11 West 42nd Street, the borrower is not required to make monthly tax deposits as long as (i) no cash sweep period exists and (ii) the borrower provides the lenders with paid receipts or other evidence reasonably satisfactory that all taxes have been and continue to be fully and timely paid.

With respect to Loan No. 12, 11 West 42nd Street, the borrower is not required to make monthly insurance deposits as long as (i) no cash sweep period exists and (ii) the insurance is maintained pursuant to one or more blanket policies, and the borrower timely provides the lender with evidence of the renewal of such policies.

With respect to Loan No. 12, 11 West 42nd Street, during a cash sweep period, the borrower is required to deposit monthly amounts of approximately $16,009 into a reserve for replacements for the mortgaged property, subject to a cap of approximately $288,170.

With respect to Loan No. 13, OPI Portfolio, on each monthly payment date during a cash management trigger event period, the borrowers are required to deposit an amount sufficient to pay all taxes at least 30 days prior to their respective due dates. The borrowers’ obligation to make monthly tax deposits with respect to the mortgaged properties is waived for so long as, and to the extent that, (i) no event of default under the mortgage loan has occurred and is continuing, (ii) each mortgaged property is subject to a lease covering the entirety of such mortgaged property that requires the sole tenant thereunder to pay all taxes applicable to such mortgaged property directly to the applicable governmental authorities, (iii) the lease for such mortgaged property is in full force and effect and has not expired or terminated, (iv) no default under the lease for such mortgaged property has occurred and is continuing beyond applicable notice and cure periods, (v) the tenant under the lease for such mortgaged property is timely paying all taxes directly to the appropriate governmental authority in accordance with the terms of such lease and (vi) the borrowers deliver evidence reasonably satisfactory to the lender of such timely payment of all of the taxes for such mortgaged property.

With respect to Loan No. 13, OPI Portfolio, the borrowers are required to deposit (i) approximately $220 on each monthly payment date to maintain required flood insurance and (ii) on each monthly payment date during a cash management trigger event period, an amount sufficient to pay all insurance premiums for the purchase and/or renewal of insurance policies covering the mortgaged properties at least 30 days prior to the expiration of such policies. If all of the required insurance coverages for any OPI Portfolio mortgaged property is provided through an approved blanket policy, the borrowers are not required to make deposits on account of insurance premiums for such mortgaged property; provided that (i) such blanket policy is maintained in full force and effect, (ii) the insurance premiums for such blanket policy are not paid in installments or financed and (iii) not less than 15 days prior to the expiration date of such blanket policy, the borrowers provide the lender with (a) a certificate of insurance evidencing (1) the renewal of such blanket policy or (2) a new blanket policy approved by the lender and (b) evidence reasonably satisfactory of the payment in full of the insurance premiums then due thereunder.

With respect to Loan No. 13, OPI Portfolio, on each monthly payment date during a cash management trigger event period, the borrowers are required to deposit approximately $10,064 for capital expenditures.

With respect to Loan No. 13, OPI Portfolio, on each monthly payment date commencing after the lease with either (i) Primerica Life Insurance Company at the 1 Primerica Parkway mortgaged property or (ii) GSA - Veterans Benefits Administration at the 701 Clay Road mortgaged property, respectively, has been terminated or is no longer in full force and effect, the borrowers are required to deposit $90,578 to pay for tenant allowances, tenant improvements and leasing commissions, subject to a cap of $2,173,883 if no cash management trigger period is continuing. If a cash management trigger period is not in effect, the borrowers may (x) deposit $2,173,883 to suspend the monthly rollover deposit obligation or (y) in lieu of a cash deposit, deliver a letter of credit with the face amount equal to $2,173,883.

With respect to Loan No. 13, OPI Portfolio, on each monthly payment date following a material tenant trigger event period, the borrowers are required to deposit the monthly material tenant deposit for tenant allowances, tenant improvements and leasing commissions that may be incurred or required to be reimbursed by the borrowers in connection with leasing material tenant space pursuant to qualified leases. If no other cash management trigger event or cash sweep trigger event has occurred and is continuing, the borrowers are permitted to suspend a material tenant trigger event by either (x) depositing cash in an amount equal to 12 months of anticipated monthly

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material tenant deposits or (y) delivering a letter of credit with the face amount equal to 12 months of anticipated monthly material tenant deposits. Such deposit of cash or a letter of credit will be sufficient to suspend a material tenant trigger event only for a period of 12 months, after which monthly material tenant deposits are required to continue unless additional cash deposits are made or another letter of credit is delivered, as the case may be, in lieu of such monthly material tenant deposits.

With respect to Loan No. 15, Hyatt Regency Schaumburg, the borrowers are required to deposit into an eligible account (the “FF&E Reserve Account”) on each monthly payment date, an amount equal to the greater of (i) the FF&E Payment and (ii) the amount of the deposit (if any) then required by the franchisor or manager on account of FF&E under the franchise agreement or management agreement, as applicable. The “FF&E Payment” means an amount equal to 1/12th of 4% of the greater of (a) the total gross revenues for the hotel related operations at the mortgaged property for the immediately preceding calendar year and (b) the projected annual gross revenues for the hotel related operations at the mortgaged property for the calendar year in which such monthly payment date occurs as set forth in the approved annual budget, The initial FF&E Payment was determined to be approximately $56,066.

With respect to Loan No. 16, Maple Hill Pavilion, a “Maple Hill Specified Tenant Trigger Period” will oc-cur if: (A) (i) any Specified Tenant (defined below) being in default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) any Specified Tenant failing to be in actual, physi-cal possession of its leased space, failing to be open to the public for business during customary hours and/or “going dark”, or giving notice of any of the same, (iii) any Specified Tenant giving notice that it is vacating all or any portion of its leased space or terminating its Specified Tenant lease for all or any portion of its leased space, (iv) any termination or cancellation of any Specified Tenant lease  and/or any Specified Tenant lease failing to otherwise be in full force and effect or any Specified Tenant or the borrower giving notice of the same, (v) any bankruptcy or similar insolvency of any Specified Tenant and (vi) any Specified Tenant failing to extend or renew the applicable Specified Tenant lease, or give notice of the same, on or prior to the earlier of (a) twelve months (with respect to an anchor tenant) or six months (with respect to a mini-anchor tenant) prior to the expiration date of the then applicable term or (b) the date that notice of renewal is required to be delivered pursuant to the applicable lease (any such event under this clause (vi) being a “Maple Hill Tenant Renewal Failure Event”) (unless the appli-cable Specified Tenant has renewed or extended the applicable Specified Tenant lease on terms and conditions acceptable to lender in lender’s sole and absolute discretion) (such period under this clause (vi), a "Maple Hill Specified Tenant Renewal Trigger"); and (B) expiring upon the first to occur of lend-er’s receipt of evidence reasonably acceptable to lender of satisfaction of the conditions set for in the mortgage loan documents. In the event of a Maple Hill Specified Tenant Trigger Event, excess funds will be deposited into a lender-controlled reserve account for tenant improvement and leasing commis-sion costs to be used exclusively for the re-tenanting of the space occupied by the applicable Specified Tenant. If the Maple Hill Specified Tenant Trigger Event is the result of a Maple Hill Specified Tenant Renewal Trigger, instead of excess funds being deposited into a reserve account,  (i) funds in an amount equal to $79,166.67 are required to be deposited monthly by the borrower into a lender-controlled reserve account for tenant improvement and leasing commission costs to be used exclusive-ly for the re-tenanting of the space occupied by the Specified Tenant, and (ii) a Maple Hill Specified Tenant Trigger Event may be waived if the borrower deposits with the lender either cash or a letter of credit in the amount of $950,000.00 with respect to Hobby Lobby, Marshalls and Burlington Coat Factory and $475,000.00 with respect to Old Navy and DSW. “Specified Tenant” means Hobby Lobby, Mar-shalls, and Burlington Coat Factory (each an anchor tenant) and Old Navy and DSW (each a mini-anchor tenant), and any approved replacement tenant(s) with respect to the spaces occupied by the foregoing tenant.

With respect to Loan No. 18, 60 Hudson, on each monthly payment date during a reserve trigger period, the borrower is required to deposit an amount equal to $19,160.32 into a replacement reserve account and $287,404.75 into a rollover reserve account.

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With respect to Loan No. 18, 60 Hudson, at the option of the lender, if the liability or casualty policy maintained by the borrower covering the mortgaged property does not constitute an approved blanket or umbrella policy, on each monthly payment date, the borrower is required to deposit into an insurance reserve account 1/12th of an amount that the lender reasonably estimates which would be sufficient to pay the insurance premiums due by the borrower for the renewal of the coverage afforded by the insur-ance policies at least 30 days prior to the expiration of such policies.

With respect to Loan No. 19, Knoll Ridge Apartments, if the balance in the replacement reserve account is less than $105,000, the borrowers are required on a monthly basis to deposit $5,900 into the re-placement reserve account. Monthly deposits into the replacement reserve account will cease upon reaching a balance equal to an amount that does not exceed $320,000.

With respect to Loan No. 20, 645 North Michigan Avenue, the borrowers are required to deposit on each monthly payment date occurring after the occurrence and during the continuance of a specified tenant trigger period caused by renewal trigger event with respect to Ferragamo an amount equal to $83,333.

With respect to Loan No. 20, 645 North Michigan Avenue, the borrowers are required to deposit on each monthly payment date occurring after the occurrence and during the continuance of a specified tenant trigger period caused by renewal trigger event with respect to Zegna an amount equal to $83,333.

With respect to Loan No. 21, Chesterfield Marketplace, a “Chesterfield Marketplace Specified Tenant Trigger Event” will occur if a Specified Tenant (defined below): (a) files for bankruptcy, (b) provides no-tice of its intent to terminate its lease early or terminates its lease, (c) provides notice of its intent to go dark or actually goes dark, (d) defaults under the terms of its lease beyond applicable notice and cure periods, (e) terminates or cancels its lease or gives notice of the same or (f) fails to renew its lease or provide notice of its intent to renew its lease on or prior to the earlier of (i) six months prior to the expiration date of the then applicable term or (ii) the date that notice of renewal is required to be delivered pursuant to the applicable lease. In the event of a Chesterfield Marketplace Specified Tenant Trigger Event, excess funds will be deposited into a lender-controlled reserve account for tenant improvement and leasing commission costs to be used exclusively for the re-tenanting of the space occupied by the applicable Specified Tenant until such time as the amount of funds on deposit in the applicable reserve equals $270,000. “Specified Tenant” means K1 Speed Racing, Skyzone Trampoline, Staples, and PetSmart, and any approved replacement tenant(s) with respect to the spaces occupied by the forego-ing tenants.

With respect to Loan No. 22, 3 Palms Resort, the borrowers are required to deposit into an eligible account (the “FF&E Reserve Account”) on each monthly payment date, an amount equal to the greater of (i) the FF&E Payment and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the franchise agreement. The “FF&E Payment” means an amount equal to 1/12 of 4% of the greater of (a) the annual gross revenues for the hotel related operations at the mortgaged property for the immediately preceding calendar year as reasonably determined by the lender and (b) the projected annual gross revenues for the hotel related operations for the calendar year in which such monthly payment date occurs as set forth in the approved annual budget, or where no approved annual budget exists as of the date of determination, the amount of the FF&E Payment will be determined by the lender in its reasonable discretion. The initial FF&E Payment was determined to be approximately $15,454.

With respect to Loan No. 22, 3 Palms Resort, the borrowers are required to deposit into a seasonality reserve on each monthly payment date occurring in the months of January through May (inclusive) an amount equal to $31,296.56 until the seasonality reserve equals $187,779.34 and thereafter an amount equal to $25,000.

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With respect to Loan No. 23, Coleman Marketplace, the borrower is required to deposit on each monthly payment date occurring in the months of August 2025 through January 2026 (inclusive), an amount equal to $25,000.00 with respect to tenant Old Navy’s lease extension. In addition, a “Specified Tenant Trigger Event” will occur if a Specified Tenant (defined below): (a) files for bankruptcy, (b) provides no-tice of its intent to terminate its lease early or terminates its lease, (c) provides notice of its intent to go dark or actually goes dark, (d) defaults under the terms of its lease beyond applicable notice and cure periods, terminates or cancels its lease or gives notice of the same or (f) fails to renew its lease or pro-vide notice of its intent to renew its lease on or prior to the earlier of (i) six months prior to the expiration date of the then applicable term or (ii) the date that notice of renewal is required to be delivered pursuant to the applicable lease (any such event under this clause (f) being a “Coleman Marketplace Tenant Renewal Failure Event”). In the event of a Specified Tenant Trigger Event, excess funds will be deposited into a lender-controlled reserve account for tenant improvement and leasing commission costs to be used exclusively for the re-tenanting of the space occupied by the applicable Specified Tenant. If the Specified Tenant Trigger Event is the result of a Tenant Renewal Failure Event, instead of excess funds being deposited into a reserve account, the borrower is required to make a monthly deposit of $52,525.00 with respect to each Specified Tenant for which such Tenant Renewal Failure exists subject to an individual cap (after giving effect to the monthly deposit) of $315,150.00 with respect to each of Ross Dress for Less and Marshals of MA, Inc., provided that funds in the account must not exceed an aggregate cap of $500,000. “Specified Tenant” means Ross Dress for Less, Marshalls of MA, Inc. and any approved replacement tenant(s) with respect to the spaces occupied by the foregoing tenants.

With respect to Loan No. 25, Regency Retail Portfolio, if the balance in the TI/LC reserve account is less than $1,000,000, the borrower is required on a monthly basis to deposit approximately $58,147 into the TI/LC reserve account. Monthly deposits into the TI/LC reserve account will cease upon reaching a balance equal to an amount that does not exceed $2,000,000.

With respect to Loan No. 26, Holiday Inn Kansas City, the borrower is required to make monthly deposits into the FF&E reserve account in an amount equal to 1/12th of 4% of the annual gross revenues of the mortgaged property, initially $9,997.

With respect to Loan No. 28, Empire Burbank, a “Specified Tenant Trigger Event” will occur (i) Speci-fied Tenant (defined below) being in monetary default or material non-monetary default (subject to Lend-er's reasonable discretion as to whether a non-monetary default is material) under the applicable Speci-fied Tenant Lease beyond applicable notice and cure periods, (ii) Specified Tenant failing to be in actual, physical possession of its space (or applicable portion thereof), failing to continue business operations and/or “going dark” in its space (or applicable portion thereof), or giving notice of any of the same, (iii) Specified Tenant giving notice it is vacating all or any portion of its space or that it is terminating its Lease for all or any portion of its space (or applicable portion thereof), (iv) any termination or cancella-tion of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect or Specified Tenant or Borrower giving notice of the same, (v) any bankruptcy or similar insolvency of Specified Tenant and (vi) Specified Tenant failing to extend or renew the applicable Specified Tenant lease, or give notice of the same, on or prior to the earlier of either (i) the date occurring nine (9) months prior to the expiration of the then applicable term of the applicable Specified Tenant lease or (ii) the date that notice of renewal is required to be delivered to Borrower as set forth in the Specified Tenant lease (a “Specified Tenant Extension Deadline”), in accordance with the applicable terms and condi-tions thereof and the Loan Documents for a period of 5 years (unless the Specified Tenant has renewed or extended the Specified Tenant lease on terms and conditions acceptable to Lender in Lender’s sole and absolute discretion prior to the Specified Tenant Extension Deadline) (any such event under this clause (iv) being a “Empire Burbank Tenant Renewal Failure Event”). In the event of a Specified Tenant Trigger Event, excess funds will be deposited into a lender-controlled reserve account for tenant im-provement and leasing commission costs to be used exclusively for the re-tenanting of the space occu-pied by the Specified Tenant. If the Specified Tenant Trigger Event is the result of an Empire Burbank Tenant Renewal Failure Event, instead of excess funds being deposited into a reserve account, funds in an amount equal to $25,000 are required to be deposited monthly by the borrower into a lender-controlled reserve account for tenant improvement and leasing commission costs to be used exclusive-ly for the re-tenanting of the space occupied by

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the Specified Tenant, subject to an aggregate cap of $225,000. “Specified Tenant” means Thinkwell Group, and any approved replacement tenant(s) with re-spect to the spaces occupied by the foregoing tenant.

With respect to Loan No. 29, Best Western Plus Wichita West Airport, the borrower is required to make monthly deposits into the FF&E reserve account in an amount equal to 1/12th of 5% of the annual gross revenues of the mortgaged property, initially $8,673.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, on each monthly payment date, the borrower is required to deposit into a tax reserve an amount equal to 1/12th of the taxes that the lender reasonably estimates will be payable during the next 12 months; however, as of the origination date such tax reserve has been conditionally waived so long as (i) no event of default has occurred and is continuing under the related mortgage loan documents, (ii) the mortgaged property is 100% leased to Optimus Industries LLC (“Optimus Industries”), (iii) the Optimus Industries lease is in full force and effect with no less than 12 months remaining in the lease term, (iv) no material tenant trigger event (other than a Babcock & Wilcox parent entity trigger event) has occurred and is continuing, (v) Optimus Industries is obligated pursuant to the terms and conditions of the Optimus Industries lease to pay all taxes directly to the applicable governmental authority in full in a timely manner and (vi) Optimus Industries performs its obligation under clause (v) in a timely manner and the borrower provides evidence, in form and substance reasonably satisfactory to the lender, of such performance by Optimus Industries in a timely manner.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, on each monthly payment date, the borrower is required to deposit into an insurance reserve 1/12th of the amount that is estimated to be necessary for the renewal of insurance coverage afforded by such policies; however, as of the origination date such insurance reserve has been conditionally waived so long as (i) no event of default has occurred and is continuing under the related mortgage loan documents, (ii) the mortgaged property is 100% leased to Optimus Industries, (iii) the Optimus Industries lease is in full force and effect with no less than 12 months remaining in the lease term, (iv) no material tenant trigger event (other than a Babcock & Wilcox parent entity trigger event) has occurred and is continuing, (v) Optimus Industries is required pursuant to its lease to maintain insurance through policies issued by insurance companies that satisfy the requirements set forth in the related mortgage loan documents and (vi) Optimus Industries performs its obligation in a timely manner and the borrower provides evidence, in form and substance reasonably satisfactory to the lender, of such performance by Optimus Industries.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, on each monthly payment date, the borrower is required to deposit approximately $4,680 for capital expenditures; however, as of the origination date such capital expenditures reserve has been conditionally waived so long as (i) no event of default has occurred and is continuing under the related mortgage loan documents, (ii) the mortgaged property is 100% leased to Optimus Industries, (iii) the Optimus Industries lease is in full force and effect with no less than 12 months remaining in the lease term, (iv) no material tenant trigger event (other than a Babcock & Wilcox parent entity trigger event) has occurred and is continuing and (v) Optimus Industries maintains the mortgaged property in a condition reasonably acceptable to the lender as required pursuant to the terms of its lease and the borrower provides evidence, in form and substance reasonably satisfactory to the lender, of such performance by Optimus Industries in a timely manner.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, on each monthly payment date, the borrower is required to deposit approximately $2,700 for tenant allowances, tenant improvement costs and leasing commissions that may be incurred or required to be reimbursed by the borrower; provided, however, such rollover reserve has been conditionally waived so long as the Optimus Industries lease is in full force and effect.

With respect to Loan No. 30, Babcock & Wilcox – Chanute, on each monthly payment date during a material tenant trigger event period, the borrower is required to deposit all material tenant trigger event excess cash flow for tenant allowances, tenant improvement costs and leasing commissions that may be incurred or required to be reimbursed by the borrower in connection with an acceptable material tenant lease extension or an acceptable material tenant space re-tenanting event.

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(20)	Represents a cap on the amount required to be deposited by the borrower pursuant to the related mortgage loan documents. In certain cases, during the term of the mortgage loan, the caps may be altered or terminated subject to conditions of the respective mortgage loan documents.

With respect to Loan No. 3, Bala Plaza Portfolio, following the first date on which the balance of funds on deposit in the tenant improvements and leasing commissions reserve account is less than $2,000,000, on a monthly basis, the borrowers are required to deposit approximately $165,779 into such account, subject. to a cap of $2,000,000.

With respect to Loan No. 11, Utica Park Place, on a monthly basis, the borrowers are required to escrow $4,948.55 for replacement reserves, so long as funds in the replacement reserve do not exceed $225,000. The borrowers will cease monthly deposits until funds in the replacement reserve fall below $225,000, at which point the borrowers will resume monthly deposits.

With respect to Loan No. 11, Utica Park Place, on a monthly basis, the borrowers are required to escrow $18,750.00 for TI/LCs, so long as funds in the TI/LC reserve do not exceed $900,000. The borrowers will cease monthly deposits until funds in the TI/LC reserve fall below $900,000, at which point the borrowers will resume monthly deposits.

With respect to Loan No. 16, Maple Hill Pavilion, deposits into a leasing reserve will be capped at $358,610.20.

With respect to Loan No. 21, Chesterfield Marketplace, deposits into a leasing reserve will be capped at $600,000.00. In addition, deposits into a specified reserve account will be capped at $270,000 upon the occurrence of a Chesterfield Marketplace Specified Tenant Trigger Event.

With respect to Loan No. 23, Coleman Marketplace, deposits into a leasing reserve will be capped at $423,000.00. In addition, deposits into a specified reserve account will be individually capped at $315,150.00 with respect to each of Ross Dress for Less and Marshals of MA, Inc. in the event of a Coleman Marketplace Tenant Renewal Failure, provided that funds in the specified reserve account must not exceed an aggregate cap of $500,000.

With respect to Loan No. 28, Empire Burbank, deposits into the specified reserve account will be capped at $225,000 in the event of an Empire Burbank Tenant Renewal Failure.

(21)	In certain cases, the data for tenants occupying multiple spaces includes square footage only from the primary spaces sharing the same expiration date and may not include smaller spaces with different expiration dates.

With respect to Loan No. 12, 11 West 42nd Street, the Largest Tenant, Michael Kors (USA), Inc, has 330 square feet of storage space that expires on November 30, 2023, 6,436 square feet of office space that expires on March 31, 2025, 236,974 square feet of office and storage space that expires on March 31, 2026 and 10,745 square feet of office space that expires on September 30, 2029.

With respect to Loan No. 12, 11 West 42nd Street, the Fourth Largest Tenant, Kohn Pedersen Fox Associates, P.C., has 15,400 square feet of office space that expires on April 30, 2027 and 77,388 square feet of office space that expires on May 31, 2038.

With respect to Loan No. 18, 60 Hudson, the Largest Tenant, Verizon, has 173,522 square feet that expires on December 31, 2034, and 10,898 square feet that expires on May 31, 2033.

With respect to Loan No. 20, 645 North Michigan Avenue, the Largest Tenant, Northwestern University, representing approximately 55.5% of total net rentable square footage, has 51,637 square feet of space that expires April 30, 2028 and 55,580 square feet of space that expires March 31, 2031.

(23)	The lease expirations shown are based on full lease terms; however, in some instances, the tenant may have the option to terminate its lease with respect to all or a portion of its leased space prior to the expiration date shown. In addition, in some instances, a tenant may have the right to assign its lease or sublease the leased premises and be released from its obligations under the subject lease.

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With respect to Loan No. 2, Arundel Mills and Marketplace, the Largest Tenant, Live Casino Hotel Maryland, representing approximately 28.2% of total net rentable square footage, may terminate its lease on June 30, 2027, which is the expiration of the first 15-year period from the rent commencement date, or at the end of any 10-year period thereafter.

With respect to Loan No. 2, Arundel Mills and Marketplace, Primark, representing approximately 2.4% of total net rentable square footage, may terminate its lease within 120 days of the expiration of the fourth lease year if Primark does not achieve sales of at least $12,000,000 during the forth lease year (9/1/2026-8/31/2027).

With respect to Loan No. 3, Bala Plaza Portfolio, (i) the second largest tenant at the One Bala Plaza Mortgaged Property, Beasley Media Group, LLC, representing approximately 9.5% of the net rentable square footage at the Mortgaged Property, has a one-time, unilateral right to terminate its lease effective November 30, 2025 provided that notice is given on or before November 30, 2024, and the tenant must pay certain fees in connection with such early termination, (ii) the fourth largest tenant at the One Bala Plaza Mortgaged Property, Chas, Kurz and Co., Inc., representing approximately 3.9% of the net rentable square footage at the Mortgaged Property, has a one-time, unilateral right to terminate its lease effective April 30, 2025 provided that notice is given on or before April 30, 2024, and the tenant must pay certain fees in connection with such early termination, and (iii) the second largest tenant at the Three Bala Plaza Mortgaged Property, Global Indemnity Group, Inc., representing approximately 10.4% of the net rentable square footage at the Mortgaged Property, has a one-time, unilateral right to terminate its lease effective December 31, 2025 provided that notice is given on or before December 31, 2024, and the tenant must pay certain fees in connection with such early termination.

With respect to Loan No. 4, RTL Retail Portfolio, the Fourth Largest Tenant at the Lawton Marketplace Mortgaged property, Old Navy, has the right to terminate its lease at any time during the first three months after the period between December 1, 2027 and November 30, 2028 (“the Termination Measuring Period”) if gross sales do not equal or exceed $3,500,000 during such Termination Measuring Period.

With respect to Loan No. 4, RTL Retail Portfolio, the Fourth Largest Tenant at the Carlisle Crossing mortgaged property, Harbor Freight Tools, has a one-time right to terminate its lease any time prior to March 1, 2028 effective as of August 31, 2028 with the payment of a termination fee equal to 50% of the brokerage commission and $72,825.

With respect to Loan No. 4, RTL Retail Portfolio, the Fifth Largest Tenant at the Tellico Village mortgaged property, Edward D. Jones & Co., has the right to terminate its lease with 60 days’ prior written notice and payment of a termination fee equal to (i) two months base rent and (ii) an amount equal to any unamortized tenant improvements and  leasing commissions paid on the initial term of the lease, not exceeding $25,000, and which will be amortized on a straight-line basis over a period of 58 months.

With respect to Loan No. 12, 11 West 42nd Street, the Largest Tenant, Michael Kors (USA), Inc, subleases three spaces (totaling 28,107 square feet, which is approximately 11.0% of Michael Kors (USA), Inc’s NRA) to Aston Martin Lagonda of North America, Inc., ExpandEd Schools, Inc. and National Public Radio, Inc. Additionally, according to the borrower sponsors, Michael Kors (USA), Inc is currently renovating its space at the tenant’s sole cost and is in discussions with the borrower sponsors for an early renewal of a portion of its lease. If this proposed lease amendment is executed, Michael Kors (USA), Inc would renew 204,481 square feet of its expiring space (202,068 square feet of office and 2,413 square feet of storage), terminate the non-subleased portion of its lease on the 22nd floor (19,238 square feet), vacate 14,924 square feet on the third floor in March 2026, vacate 6,436 square feet on the 19th floor in March 2025 (at least 4,888 square feet of the 6,436 square feet will switch to a direct lease to National Public Radio, Inc), and vacate 9,406 square feet of subleased space on the 22nd floor in March 2026. We cannot assure you that this amendment will be signed as expected or at all.

With respect to Loan No. 12, 11 West 42nd Street, the Fifth Largest Tenant, Burberry (Wholesale) Limited, has the option to terminate its lease on December 31, 2033 by giving a 20 months’ prior written notice and paying a termination fee.

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With respect to Loan No. 16, Maple Hill Pavilion, the Fifth Largest Tenant at the Mortgaged Property, Old Navy, representing approximately 8.50% of the net rentable area, will have the option to terminate the lease if the tenant’s gross sales between September 1, 2024 and August 31, 2025 (the “Termination Measuring Period”) do not equal or exceed $4,500,000.00 (an “Operating Requirements Failure”), provided that the tenant, within 30 days following the last day of the Termination Measuring Period, gives the borrower no less than one months’ prior written notice and pays a termination fee equal to the unamortized portion of the construction allowance and brokerage commissions, provided that if an Operating Requirements Failure exists on the date of such notice, the tenant is required to pay a termina-tion fee equal to 50% of the unamortized portion of the construction allowance and brokerage commis-sions.

With respect to Loan No. 23, Coleman Marketplace, the Third Largest Tenant at the Mortgaged Property, Burke’s, representing approximately 11.50% of the net rentable area, will have the option to terminate the lease if the tenant’s gross sales between July 1, 2029 and June 30, 2030 (the “Termination Measuring Period”) do not exceed $2,500,000.00, effective as of October 31, 2030, provided that (i)  the tenant, within 30 days following the last day of the Termination Measuring Period gives the borrower written notice, (ii) the tenant has been open and operating in the leased space during the entire Termina-tion Measuring Period (subject to specified temporary closures) and (iii) on the date such notice is given, no monetary or material non-monetary defaults under the lease exist beyond any applicable cure period.

With respect to Loan No. 25, Regency Retail Portfolio, the Second Largest Tenant at the River Creek Village mortgaged property, Harbor Freight, has the one-time right to terminate its space on April 30, 2026, subject to written notice, so long as such notice is submitted on or before October 31, 2025. Upon timely delivery of the termination notice, Harbor Freight will be required to pay a termination fee equal to 50% of the brokerage commission to the extent the same was actually paid by the landlord to the broker.

With respect to Loan No. 25, Regency Retail Portfolio, the Fourth Largest Tenant at the Oak Station mortgaged property, Marshalls, has a right to terminate its space at any time after March 30, 2027, subject to written notice.

With respect to Loan No. 27, Terraces at Windy Hill, the Third Largest Tenant at the Mortgaged Proper-ty, US Postal Service may terminate its lease at any time upon 270 days’ notice to the borrower.

(24)	With respect to Loan No. 1, Woodfield Mall, for so long as one or more of Simon Property Group, L.P. (“SPG LP”), Simon Property Group, Inc. (“Simon Inc.”), Institutional Mall Investors LLC (“IMI”), California Public Employees’ Retirement System (“CalPERS”) or any Person of which CalPERS owns, directly or indirectly, at least 50% of the capital and profits (“CalPERS Investor”) (or an affiliate of SPG LP, Simon Inc., IMI, CalPERS or CalPERS Investor) is a non-recourse carveout guarantor, the non-recourse carveout guarantor’s aggregate liability, is limited to 20% of the outstanding principal balance of the Mortgage Loan at such time, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the related Mortgagee in the enforcement of the related guaranty or the preservation of such Mortgagee’s rights under such guaranty. In addition, there is no separate environmental indemnity with respect to such Mortgage Loan. The non-recourse carveout guaranty covers breaches of representations, warranties and indemnification provisions in the loan agreement concerning environmental laws and hazardous materials; however, such coverage is subject to the cap described above.

With respect to Loan No. 2, Arundel Mills and Marketplace, for so long as any of Simon Property Group, Inc., SPG LP, or an affiliate of the foregoing is a guarantor under the non-recourse carveout guaranty, the liability of the non-recourse carveout guarantors is capped at an amount equal to 20% of the original principal amount of the related whole loan, plus all of the reasonable out-of-pocket costs and expenses incurred by the lender in the enforcement of such guaranty or the preservation of the lender’s rights thereunder. In addition, there is no separate environmental indemnity with respect to such Mortgage Loan.  The non-recourse carveout guaranty covers breaches of representations, warranties and indemnification provisions in the loan agreement concerning environmental laws and hazardous materials; however, such coverage is subject to the cap described above.

With respect to Loan No. 9, New Mountain – Cleaver Brooks, the lease is guaranteed by Cleaver-Holdings Inc.

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With respect to Loan No. 12, 11 West 42nd Street, there is no non-recourse carveout guarantor or environmental indemnitor separate from the borrower.

With respect to Loan No. 18, 60 Hudson, there is no non-recourse carveout guarantor or environmental indemnitor separate from the borrower.

(25)	Each letter identifies a group of related borrowers.

(26)	The classification of the lockbox types is described in the prospectus. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the prospectus for further details.

With respect to Loan 14, the Creekside Town Center, no lockbox account or cash management agreement was established at origination. The related loan documents require the borrower to enter into a lockbox account agreement and a cash management agreement with the lender if (i) there is an event of default or (ii) the borrower fails to deposit a required reserve fund as described below. Upon the commencement of a period (i) commencing upon the debt service coverage ratio being less than 1.15x; and (ii) expiring upon the achievement of a debt service coverage ratio of 1.15x or greater for one calendar quarter (a “Creekside DSCR Trigger Period”), the borrower is required to make a deposit in an amount equal to $767,000.00 into a DSCR trigger reserve account. If as of any anniversary of the commencement of the Creekside DSCR Trigger Event Period, such Creekside DSCR Trigger Event Period remains uncured, then on each such anniversary the borrower is required to elect to either (i) institute a lockbox account and cash management structure or (ii) make an additional $767,000.00 deposit to the DSCR trigger reserve account (unless the borrower has previously elected to implement a lockbox account/cash management structure which remains in effect). Upon the cure of the Creekside DSCR Trigger Event Period, (x) any funds on deposit in the DSCR trigger reserve account are to be disbursed to the borrower and (y) to the extent that clearing account/cash management structure is in place, such structure will be terminated.

(27)	With respect to Loan No. 4, RTL Retail Portfolio, the Parkway Centre South mortgaged property is subject to tax increment financing (“TIF”) in which Grove City issued bonds and reimbursed the developer for certain constructed improvements. The related city services those bond payments through tax increment and payment in lieu of taxes (“PILOT”) payments. The TIF structure does not create any additional or ongoing obligations on the part of the related borrower or the related mortgaged property (other than the PILOT payments). The related borrower is required to make PILOT payments when they become due (as indicated in a schedule included in the agreement related to the TIF financing), and such TIF agreement expires after 2031. Under the related mortgage loan documents, the borrower is required to comply with the terms of the TIF documents. The PILOT payments are equal to the real property taxes that would have been charged had the TIF structure not been in place. The lender underwrote the current tax bills.

With respect to Loan No. 5, 2136 Honeywell Avenue, the mortgaged property is expected to benefit from a 35-year 421-a tax abatement from the NYC Department of Housing Preservation & Development, and is required to reserve at least 30% of the units for households earning up to 130% of area median income under affordable housing guidelines, which 421-a tax abatement phases out in 2058/2059.

With respect to Loan No. 7, The Park at Trowbridge, the mortgaged property is subject to a 5-year real estate tax exemption that is expected to result in the tax savings of approximately $174,310 in total during such 5-year period. The tax exemption is scheduled to expire on December 30, 2027. Taxes were underwritten at $461,965, which is the 10-year average of (i) 5 years of estimated real estate taxes reduced by the total amount of projected tax savings ($174,310) and (ii) 5 years of full estimated taxes without the benefit of the tax exemption.

With respect to Loan No. 26, Holiday Inn Kansas City, the mortgaged property is subject to a tax incre-ment financing agreement with the Tax Increment Financing Commission of Kansas City, Missouri pur-suant to which the related borrower is obligated to pay (i) certain payments in lieu of taxes, in an amount equal to the taxes that would be otherwise be payable with respect to the mort-gaged property if the tax increment financing agreement were not in effect, and (ii) certain “economic activity taxes” relating to the occupancy and use of the mortgaged

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property. The “economic activity taxes” were not underwritten as taxes and the amount of such “economic activity taxes” are not required to be escrowed in the tax reserve for the mortgage loan.

With respect to Loan No. 31, Southside Plaza Shopping Center, the mortgaged property is subject to a ten-year tax abatement pursuant to a ground lease with The City of Lee’s Summit, Missouri (the “City”), as ground lessor, and the borrower, as ground lessee, that commenced on July 1, 2022. Under the ground lease, the borrower will pay, as rent, an annual PILOT of $0 during the first four years of the abatement, and the following amounts per year (due on December 31st) during the remaining six-year period (which amounts were calculated based on being equal to 50% of the amount of real property taxes which would have otherwise been due with respect to the Mortgaged Property if the property was not owned by the City): 2026 – $74,534; 2027 – $74,534; 2028 – $76,770; 2029 – $76,770; 2030 – $79,073; and 2031 – $79,073. In addition to the leasehold mortgage in favor of the lender, the mortgaged property is secured by a fee mortgage granted by the City. Taxes were underwritten at $105,654, which is the amount currently collected in real estate tax reimbursements from the tenants of the Southside Plaza Shopping Center mortgaged property.

(28)	With respect to Loan No. 5, 2136 Honeywell Avenue, Martin Joseph and Hershy Silberstein, the borrower sponsors, entered into a master lease with the borrower for the seven vacant units at the mortgaged property.

With respect to Loan No. 8, Tusk Multifamily Portfolio, approximately 37% of occupied units (33 units) at the Magnolia Manor mortgaged property are leased by month-to-month tenants, and approximately 29% of occupied units (26 units) at the Magnolia Manor mortgaged property are leased pursuant to documentation that cannot be located. As a result, at origination of the mortgage loan, the borrower of the Magnolia Manor mortgaged property, Magnolia Manor Apartments DE LLC (the “Master Lease Landlord”), entered into a master lease (the “Master Lease”) with a newly formed affiliate of the Master Lease Landlord, Magnolia Manor Master Tenant, LLC (the “Master Lease Tenant”), with respect to (i) leases with month-to-month tenancies and (ii) rents payable from tenants with missing leases that the Master Lease Landlord is unable to locate and deliver to the lender (collectively, clauses (i) and (ii), individually, a “Covered Lease”; and the unit to which a Covered Lease applies, a “Covered Unit”). Pursuant to the Master Lease, on a monthly basis, the Master Lease Tenant will pay a rental amount equal to the greatest of the following with respect to such Covered Unit: (i) the rent for such Covered Unit as of the commencement date of the Master Lease (the closing date) (or, if such apartment unit becomes a Covered Unit after the commencement date, as of the date such apartment unit becomes a Covered Unit), (ii) the highest monthly rent charged for such Covered Unit after the date of the Master Lease, and (iii) the then-current monthly rent for such Covered Unit, as shown on the monthly rent roll required to be submitted to the lender pursuant to the mortgage loan documents. The obligations of the Master Lease Tenant under the Master Lease will be guaranteed by the guarantors for the mortgage loan. An apartment unit at the Magnolia Manor mortgaged property will cease to be a Covered Unit, and thereupon to be excluded and removed from the Master Lease, upon the occurrence of the following with respect to such Covered Unit: (i) such apartment unit being leased to a third-party tenant after the date of the Master Lease, in accordance with the terms and provisions of the mortgage loan documents, for residential occupancy by such tenant, pursuant to a bona fide arms-length lease, for a term of not less than one year, at a rent not less than 95% of the rent most recently applicable to such apartment unit as a Covered Unit, and (ii) the tenant of such unit having made its first full monthly rent payment after taking occupancy of such unit. Moreover, if and when less than 5.0% of the income at the Magnolia Manor mortgaged property is derived from Covered Leases, the Master Lease will terminate in its entirety.

(29)	Property Located Within a Qualified Opportunity Zone (Y/N) reflects mortgaged properties that are located in qualified opportunity zones ("QOZs") under Internal Revenue Code § 1400Z-2 - Notice 2018-48 and Notice 2019-42. According to the Internal Revenue Service, (1) a QOZ is an economically distressed community where new investments, under certain conditions, may be eligible for preferential tax treatment, and (2) localities qualify as QOZs if they have been nominated for that designation by a state, the District of Columbia, or a U.S. territory and that nomination has been certified by the Secretary of the Treasury via his delegation of authority to the Internal Revenue Service. No representation is made as to whether any Mortgaged Properties located in QOZs or the related borrowers are eligible for such preferential tax treatment or whether any qualifying investment has been made in a QOZ.

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(30)	With respect to Loan No. 4, RTL Retail Portfolio, the borrowers are ARC CTCHRNC001, LLC, ARC LCROWTX001, LLC, ARC NWNCHSC001, LLC, ARC QSOKCOK001, LLC, ARC SWHOUTX001, LLC, ARG CALAFLA001, LLC, ARG CCCARPA001, LLC, ARG DMDERKS001, LLC, ARG EMEVGIL001, LLC, ARG FTFTWIN001, LLC, ARG HCHOULA001, LLC, ARG HTMANWI001, LLC, ARG LMLAWOK001, LLC, ARG LSSALMD001, LLC, ARG MPELYOH001, LLC, ARG NLGAIGA001, LLC, ARG NRTAMFL001, LLC, ARG OTOWEKY001, LLC, ARG PCGROOH001, LLC, ARG PSREYOH001, LLC, ARG SCROCNC001, LLC, ARG SVJEFMO001, LLC, ARG TCHATMS001, LLC, ARG TMMARGA001, LLC, ARG TVLOUTN001, LLC, ARG VPALBNM001, LLC, ARG WASUMSC001, LLC, ARG WCSALNC001, LLC, and ARG WSCLAIN001, LLC.

With respect to Loan No. 13, OPI Portfolio, the 1 Primerica Parkway mortgaged property has a United Parcel Service, Inc. drop box accounting for $500 per annum in underwritten base rent.

With respect to Loan No. 13, OPI Portfolio, the 1 Primerica Parkway mortgaged property is subject to a right of first refusal agreement whereby the owner of the adjacent property to such mortgaged property has a right of first refusal solely in the event the borrower sponsor receives an offer to purchase the 1 Primerica Parkway mortgaged property from a purchaser who wishes to convert such mortgaged property to a multifamily property. The right of first refusal is only valid if the 1 Primerica Parkway mortgaged property is rezoned to multifamily prior to the closing of such sale. The related right does not apply in the context of a foreclosure, deed-in-lieu of foreclosure or other exercise of remedies under the mortgage loan documents.

With respect to Loan No. 31, Southside Plaza Shopping Center, the mortgage loan originated on July 1, 2022, subsequently lost certain tenancy, and went into a cashflow sweep structure. The Southside Plaza Shopping Center mortgage loan borrower subsequently partially re-tenanted the vacated space, deposited a $50,000 reserve as additional collateral (to be released, in addition to other requirements, upon maintenance of certain underwritten net operating income and occupancy through December 31, 2024), and entered into a Southside Plaza Shopping Center loan agreement amendment dated November 7, 2023, which, in addition to other terms, extended the defeasance lockout period, suspended the cashflow sweep structure and revised the terms of future cashflow sweep triggers including the exclusion of reference to specific tenants no longer in occupancy at the Southside Plaza Shopping Center Property.

(31)	With respect to Loan No. 2, Arundel Mills and Marketplace, the increase from the Most Recent NOI ($) to Underwritten Net Operating Income ($) is driven by 18 new and renewal leases commencing in 2023 and 2024 totaling 113,039 square feet (5.8% of SF and 8.3% of underwritten rent) and rent steps of $604,665.

(32)	Intentionally blank

(33)	With respect to Loan No. 3, Bala Plaza Portfolio, the borrowers own the related mortgaged property as tenants–in–common.

With respect to Loan No. 15, Hyatt Regency Schaumburg, the borrowers own the related mortgaged property as tenants–in–common.

With respect to Loan No. 20, 645 North Michigan Avenue, the borrowers own the related mortgaged property as tenants–in–common.

With respect to Loan No. 22, 3 Palms Resort, the borrowers own the related mortgaged property as tenants–in–common.

With respect to Loan No. 23, Coleman Marketplace, the borrowers own the related mortgaged property as tenants-in-common.

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